           As filed with the Securities and Exchange Commission on April 1, 2008

                                            1933 Act Registration No. 333-145235

                                             1940 Act Registration No. 811-08579

                                                              CIK No. 0001051932
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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 54

             Lincoln Life Flexible Premium Variable Life Account R
                           (Exact Name of Registrant)

                              Lincoln SVULone2007

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                            Ft. Wayne, Indiana 46802
                    (Name and Address of Agent for Service)

                                    Copy To:
                        Lawrence A. Samplatsky, Esquire
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2007 was filed March 27, 2008.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2008 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on __________________ pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
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     This prospectus describes Lincoln SVULONE2007, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     You, as the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.

                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series

                      o Delaware VIP Trust

                      o Fidelity Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.





                         Prospectus Dated: May 1, 2008

                                 Table of Contents





Contents                                                   Page
----------------------------------------------------      -----
POLICY SUMMARY .....................................         3
    Benefits of Your Policy ........................         3
    Risks of Your Policy ...........................         4
    Charges and Fees ...............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ..............................         9
    Fund Participation Agreements ..................         9
    Distribution of the Policies and
      Compensation .................................        10
    Sub-Accounts and Funds .........................        11
    Sub-Account Availability and Substitution of
      Funds ........................................        15
    Voting Rights ..................................        15
POLICY CHARGES AND FEES ............................        15
    Premium Load; Net Premium Payment ..............        16
    Surrender Charges ..............................        16
    Partial Surrender Fee ..........................        17
    Transfer Fee ...................................        17
    Mortality and Expense Risk Charge ..............        17
    Fixed Account Asset Charge .....................        17
    Cost of Insurance Charge .......................        17
    Administrative Fee .............................        18
    Policy Loan Interest ...........................        18
    Rider Charges ..................................        18
YOUR INSURANCE POLICY ..............................        18
    Application ....................................        19
    Owner ..........................................        20
    Right to Examine Period ........................        20
    Initial Specified Amount .......................        21
    Transfers ......................................        21
    Market Timing ..................................        21
    Optional Sub-Account Allocation Programs .......        23
    Riders .........................................        24
    Continuation of Coverage .......................        32


Contents                                                   Page
----------------------------------------------------      -----
    Termination of Coverage ........................        33
    State Regulation ...............................        33
PREMIUMS ...........................................        33
    Allocation of Net Premium Payments .............        33
    Planned Premiums; Additional Premiums ..........        33
    Policy Values ..................................        34
    Persistency Bonus ..............................        35
DEATH BENEFITS .....................................        35
    Death Benefit Options ..........................        35
    Changes to the Initial Specified Amount and
      Death Benefit Options ........................        36
    Death Benefit Proceeds .........................        37
POLICY SURRENDERS ..................................        37
    Partial Surrender ..............................        37
POLICY LOANS .......................................        38
LAPSE AND REINSTATEMENT ............................        38
    No-Lapse Protection ............................        39
    Reinstatement of a Lapsed Policy ...............        40
TAX ISSUES .........................................        40
    Taxation of Life Insurance Contracts in
      General ......................................        40
    Policies That Are MECs .........................        41
    Policies That Are Not MECs .....................        42
    Last Survivor Contract .........................        42
    Other Considerations ...........................        43
    Fair Value of Your Policy ......................        44
    Tax Status of Lincoln Life .....................        44
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS .....................................        44
LEGAL PROCEEDINGS ..................................        44
FINANCIAL STATEMENTS ...............................        45
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ...........................        46

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the policy pays no death benefit. The policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of underlying funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and accumulation values to the Fixed Account.


No-Lapse Protection. Your policy will include two riders which may help you manage some of the risk of policy lapse.

The No-Lapse Enhancement Rider may prevent a policy from lapsing where the net accumulation value under your policy is insufficient to cover the monthly deductions if the requirements of the rider, including requirements as to timing and amount of premium payments, are met. The net accumulation value of your policy is defined in the policy values section of the prospectus. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Those calculations credit the actual amounts of net premium payments made, deduct for the actual amount of any partial surrenders you make, and then adjust the net of those actual amounts by a formula which increases the net of premiums less surrenders by an assumed interest crediting rate and reduces that net amount by certain assumed charges rates and fees referred to by the rider as "reference rates". All assumed rates, charges, and fees are set forth in the rider. Payment of premiums higher than the planned premium and assumed interest credited by the rider's formula on net premiums will increase the duration of lapse protection. Partial surrenders and rider reference charges, rates, and fees deducted by the rider formula will reduce the duration of lapse protection. In addition, if the provisions of this rider are invoked to prevent lapse of the policy, the death benefit provided by this rider will be different from the death benefit otherwise in effect under the policy. Refer to the section headed "No-Lapse Enhancement Rider" in the Riders section of this prospectus for more information about the amount of the death benefit which would be provided by the rider as well as the determination of the duration of protection. Finally, the rider reserves to us the right to restrict your allocations to certain Sub-Accounts to a maximum of 40% of the policy accumulation value. The decision to enforce this restriction will be based on an annual review of the Separate Account investments for this product. If we determine that the allocations by all owners of this product are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. You must maintain automatic rebalancing and comply with these investment restrictions in order to keep this rider in effect.


The Premium Reserve Rider allows you to pay premiums in addition to those you plan to pay for the base policy and to have such amounts accumulate in the same manner as if they had been allocated to your policy. This rider's accumulation value generated by these additional premiums will automatically be transferred to your policy at the end of the grace period to help keep your policy in force in the event (i) the net accumulation value under your policy is insufficient to cover the monthly deductions and your policy's No-Lapse Enhancement Rider described above is not at the time preventing your policy from lapsing, and
(ii) you do not respond to the lapse notice by paying at least the amount set forth in that notice. If the Premium Reserve Rider accumulation value on the day the grace period ends is insufficient to meet the amount then due, your policy and this rider will lapse without value. You may also request us to transfer this rider's accumulation value to your policy at any time. As with your policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the accumulation value of the rider, and, therefore, the amount of the rider accumulation value which may be available to prevent your policy from lapsing or for providing policy benefits. Refer to the section headed "Premium Reserve Rider" in the Riders section of this prospectus for more information about the benefits of this rider.




Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and underlying fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding policy loans and partial surrenders will increase the risk of lapse.

In addition to paying sufficient premiums and being cognizant of the impact of outstanding policy loans and partial surrenders on your policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of policy lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.


Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10-15 policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.




                                                Table I: Transaction Fees
                                           When Charge                                       Amount
          Charge                           is Deducted                                      Deducted
 Maximum sales charge           When you pay a premium.                7.0% of each premium payment in policy years
 imposed on premiums                                                   1-20 and 4.0% in policy years 21 and later.
 (load)
 Surrender Charge*              Upon full surrender of your
                                policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum Charge                                                       $60.00 per $1,000 of specified amount.
  Minimum Charge                                                       $0.00 per $1,000 of specified amount.
  Charge for a                                                         For a male, age 55, standard non-tobacco, and a
  Representative Insured                                               female, age 55, standard non-tobacco, in year
                                                                       one the maximum surrender charge is $25.85
                                                                       per $1,000 of specified amount.
 Transfer Fee                   Applied to any transfer request        $25
                                in excess of 24 made during
                                any policy year.




  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.




                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                     Amount
          Charge                        is Deducted                                    Deducted
 Cost of Insurance*             Monthly
  Maximum Charge                                                 $83.33 per month per $1,000 of Net Amount at
                                                                 Risk.
  Minimum Charge                                                 $0.00 per month per $1,000 of Net Amount at
                                                                 Risk.
                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 125% to 5,000% of the standard rate.
  Charge for a                                                   For a male, age 55, standard non-tobacco, and a
  Representative Insured                                         female, age 55, standard non-tobacco, in year
                                                                 one the guaranteed maximum monthly cost of
                                                                 insurance rate is $0.00215 per month per
                                                                 $1,000 of Net Amount at Risk.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed not to exceed an
                                                                 effective annual rate of 0.60%.1
 Fixed Account Asset            Daily                            Daily charge as a percentage of the value of the
 Charge                                                          Fixed Account, guaranteed not to exceed an
                                                                 effective annual rate of 0.50%.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
                                                                 In addition to the flat fee of $10 per month, for
                                                                 the first ten policy years from issue date or
                                                                 increase in specified amount, a monthly fee per
                                                                 dollar of initial specified amount or increase in
                                                                 specified amount as follows:
  Maximum Charge                                                 $1.61 per month per $1,000 of initial specified
                                                                 amount or increase in specified amount.
  Minimum Charge                                                 $0.01 per month per $1,000 of initial specified
                                                                 amount or increase in specified amount.
  Charge for a                                                   For a male, age 55, standard non-tobacco, and a
  Representative Insured                                         female, age 55, standard non-tobacco, the
                                                                 maximum additional monthly charge is
                                                                 $0.17334 per month per $1,000 of specified
                                                                 amount.
 Policy Loan Interest           Annually                         5.0% annually of the amount held in the loan
                                                                 account.2
 No-Lapse Enhancement           N/A                              There is no charge for this rider.3
 Rider

                       Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                            When Charge                                     Amount
           Charge                           is Deducted                                    Deducted
 Overloan Protection Rider        One-time charge when you             Maximum charge of 5% of the then current
                                  elect to use the benefit             accumulation value.4
 Optional Rider Charges                                                Individualized based on whether optional
                                                                       Rider(s) selected.
 Premium Reserve Rider            When you allocate a premium          4.0% of each premium payment allocated to the
                                  payment to this rider                Rider.5
                                  When Rider Accumulation              3.0% of amount transferred
                                  Value is transferred to Policy
                                  during policy years 1-105
 Enhanced Surrender               Monthly (in policy years 2-5         Charge is $0.05 per $1,000 of initial specified
 Value Rider                      only)                                amount.
 Estate Tax Repeal Rider          One-time charge at issue             $  250



  * Charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.

     1 Guaranteed at an effective annual rate of 0.60% in policy years 1-10 and 0.20% in policy years 11 and beyond.

  2 Effective annual interest rate of 5.0% in years 1-10 and 4.0% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a policy loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%.

  3 There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the policy has been adjusted to reflect the addition of the rider to the policy. See No-Lapse Enhancement Rider section for further discussion.

  4 Accumulation Value of the policy is the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. See Policy Values section for detailed discussion of how each value is calculated.


  5 Allocations of premium payments to the rider are at your discretion. Allocations of premium payments to the rider are subject to the 4.0% charge shown in Table II and are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I. This 4.0% charge is called the premium reserve rider premium load. Rider accumulation value allocated to the Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for policy years 1-10 and 0.20% for policy years 11 and later) and rider accumulation value allocated to the Fixed Account is subject to the Fixed Account Asset Charge (which does not exceed 0.50% for all policy years).


  Transfers of Accumulation Value from the rider to the policy are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I, but are subject to a charge of 3.0% of the accumulation value transferred if such transfers are made during the first 10 policy years. In addition, if you request a loan from the accumulation value of this rider, interest is charged at the same rate as for policy loans. See Premium Reserve Rider section for further discussion.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        6.06% 6         0.32%
 (12b-1) fees, and other expenses.




  6 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.89%. These waivers and reductions generally extend through April 30, 2009 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds, as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as fund of funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account R (Separate Account) is a separate account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's general account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your premium payments and accumulation values in whole or in part to the Fixed Account. In the Fixed Account, we guarantee a minimum interest rate and assume the risk of investment gain or loss. The general account is secured by Lincoln Life's general assets.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.46% based upon assets of an underlying fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, and Lincoln Variable Insurance Products Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. Broker-dealer firms may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or provided reimbursements for portions of policy sales expenses.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.

Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund to which we refer as the underlying fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus. Prospectuses for each of the underlying funds listed below accompany this prospectus and are available by calling 1-800-444-2363.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.

   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.

American Funds Insurance Series, advised by Capital Research and Management Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.


Delaware VIP Trust, advised by Delaware Management Company.

   o Capital Reserves Series (Standard Class): Current income.

   o Diversified Income Series (Standard Class): Total return.


   o Emerging Markets Series (Standard Class): Capital appreciation.


   o High Yield Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


Fidelity Variable Insurance Products, advised by Fidelity Management & Research Company.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.


   o Mutual Shares Securities Fund (Class 1): Capital appreciation.


   o Templeton Global Income Securities Fund (Class 1): High current income.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.


   o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)
     (formerly Baron Capital Asset Fund)


   o LVIP Capital Growth Fund (Standard Class): Capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
     (Subadvised by Cohen & Steers Capital Management)


   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Dalton, Greinger, Hartman, Maher & Co.)
     (formerly LVIP Value Opportunities Fund)


   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)

   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)


   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)


   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)


   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)


   o LVIP SSgA Bond Index Fund (Standard Class): Current income.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA International Index Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP S&P 500 Index Fund)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP Small-Cap Index Fund)


   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)
     (formerly LVIP Mid-Cap Growth Fund)

   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))


   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Capital appreciation.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company


   o Growth Series (Initial Class): Capital appreciation.
     This fund will be available as of May 19, 2008. Consult your financial adviser.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2)The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.

Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any underlying fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policyholder allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.




Voting Rights

The underlying funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since underlying funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the underlying funds, and those votes may affect the outcome.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by the Company in the same proportion as the voting instruction which we actually receive. All shares voted by the Company will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an underlying fund is contained in each fund's prospectus.

The monthly deductions, including the cost of insurance charges, will be deducted proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.


The monthly deductions are made on the "monthly anniversary day," which is the policy date and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.




Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7.0% from each premium payment in policy years 1-20, and 4.0% in policy years 21 and beyond. The premium payment, net of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.


The surrender charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $60.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.


The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:


     1) occurs after the tenth policy anniversary following policy issue or increase in specified amount; or


     2) is caused by a partial surrender; or

     3) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.


Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

In addition, if your policy includes the Enhanced Surrender Value Rider, you may surrender your policy for an enhanced surrender value provided under the rider, without being subject to the policy surrender charges.


Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.




Partial Surrender Fee

No surrender charge or administrative fee is imposed on a partial surrender.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in policy years 1-10 and 0.20% in policy years 11 and beyond. The current charge is at an effective annual rate of 0.60% in policy years 1-10, 0.20% in policy years 11-20, and 0.00% in policy years 21 and beyond.



Fixed Account Asset Charge

We assess a daily Fixed Account asset charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed not to exceed an effective annual rate of 0.50% of the Fixed Account's value in all policy years. The current charge is 0.50% in policy years 1-10, 0.20% in policy years 11-20 and 0.00% in policy years 21 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the ages, underwriting category and gender (in accordance with state law) of the insureds, and the current net amount at risk. The net amount at risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insureds age. Cost of insurance rates are generally lower for healthy individuals.

The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company.


The current cost of insurance charge may be less than the guaranteed maximum cost of insurance charge, but it will never exceed the guaranteed maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.




Administrative Fee

There is a flat monthly deduction of $10 in all years.


For the first ten policy years from issue date or increase in specified amount, there is an additional charge that varies with the insured's age, sex, premium class, and benefit selection option percentage, if any. This charge will never exceed $1.61 per $1,000 of initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account value. The annual effective interest rate is 5.0% in years 1-10, 4.0% in years 11 and beyond. We will credit 4.0% interest on the Loan Account value in all years.



Rider Charges

Enhanced Surrender Value Rider. There is a monthly charge during policy years 2-5 of $0.05 per $1,000 of initial specified amount.

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the accumulation value at the time you elect the benefit.

Premium Reserve Rider. We deduct 4.0% from each premium payment you direct to this rider. Transfers of premium reserve rider accumulation value from this rider to the policy may be subject to a charge of 3.0% of amount transferred during policy years 1-10. Rider accumulation value allocated to the premium reserve separate account is subject to the mortality and expense risk charge not to exceed 0.60% for policy years 1-10 and 0.20% for policy years 11 and later. The rider accumulation value allocated to the premium reserve rider fixed account is subject to the fixed account asset charge not to exceed 0.50% for all policy years. In addition, if you request a loan from the accumulation value of this rider, interest is charged at the same rate as for policy loans.



YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any underlying funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.


We will notify you of any change that is made. (See section headed "Transfer Fee" for explanation of an additional right to transfer accumulation values from a Sub-Account when its investment objective changes.)


The policy includes policy specifications pages. These pages provide important information about your policy such as: the identity of the insureds and owner; policy date; the initial specified amount; the death benefit option selected; issue ages; planned premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The policy date is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and ages are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the insureds.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a policy. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as at least one of the insureds is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the request.



Right to Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right to examine period. If the policy is returned for cancellation within the right to examine period, depending on the state of issue of your policy, we will refund to you either all premium payments or the policy value plus any charges and fees. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the right to examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right to examine period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right to examine period, we will return the policy value, plus any charges and fees, as of the date the cancelled policy is received at our Administrative Office.

Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging or automatic rebalancing program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding policy anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.


However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying funds.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.


Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.


Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.


To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.




Optional Sub-Account Allocation Programs

You may elect to participate in programs for dollar cost averaging or automatic rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first policy year from the Money Market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

If the owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If dollar cost averaging is desired, it must be elected at issue.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first policy anniversary; or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the owner. Your policy will be issued with automatic rebalancing. When automatic rebalancing is in effect, all net premium payments allocated to the Sub-Accounts and Fixed Account will be subject to automatic rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.


Automatic rebalancing is available only on a quarterly basis. Automatic rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating automatic rebalancing may affect riders to attached to your policy. Refer to the "Riders" section of this prospectus for more information.

Riders


We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.


Enhanced Surrender Value Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced surrender value without imposition of a surrender charge if you fully surrender your policy during the first five policy years (the "Enhanced Surrender Value Period"). This rider does not provide for enhanced surrender value for partial surrenders, loans, or in connection with the exchange of this policy for any other policy. This rider will terminate at the earliest of the full surrender of the policy for the benefit provided by this rider; the end of the fifth policy year; lapse of the policy; or exchange, replacement, or any termination of the policy. In policy years 2-5, there will be a monthly charge per $1,000 of initial specified amount for this rider.


If the policy is fully surrendered at any time during the Enhanced Surrender Value Period, the surrender value payable on the date your policy is surrendered will equal:

1) the policy's accumulation value; minus


2) indebtedness.

The following example demonstrates hypothetical accumulation values and Surrender Values with and without the Enhanced Surrender Value Rider during the first five policy years of the policy described below:

Sample Policy

o Insured: Male and Female - Both Standard Non-tobacco, age 55

o Specified amount: $1,000,000

o Benefit Selection Option: Not Elected

o Planned annual premium payment: $35,000 for 5 years

o No indebtedness



                     Accumulation          Surrender          Accumulation        Surrender
                    Value Without        Value Without         Value With         Value With
 End of Year          ESV Rider            ESV Rider            ESV Rider         ESV Rider
-------------      ---------------      ---------------      --------------      -----------
      1            $ 32,713             $  7,783             $ 32,713            $ 32,713
      2            $ 67,857             $ 43,837             $ 67,232            $ 67,232
      3            $105,604             $ 82,534             $104,307            $104,307
      4            $146,143             $124,063             $144,123            $144,123
      5            $189,675             $168,615             $186,876            $186,876


Estate Tax Repeal Rider: If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.

For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.

This rider terminates on the earliest of:

1) one year from the start date;

2) December 31, 2010, provided no estate tax repeal, as defined above, has been enacted;

3) the date you request termination of the rider;

4) termination of your policy; or

5) full surrender of your policy prior to the start date.

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.


No-Lapse Enhancement Rider: We will automatically issue this rider with your policy. There is no charge for this rider. This rider provides you with a limited benefit in the event that your policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on net premium payments made, interest credited, the amount of any partial surrenders, and rates and fees for the rider. Payment of premiums higher than the planned premium and interest credited on net premiums will increase the duration of lapse protection. Partial surrenders and adjustments for rider reference rates and fees will reduce the duration of lapse protection.


If the net accumulation value under the policy is insufficient to cover the monthly deductions, the policy will not lapse as long as three conditions are met:

1) you meet the requirements to prevent termination of this rider;

2) the duration of lapse protection has not ended; and

3) either the no-lapse value or the reset account value, less any indebtedness, is greater than zero.


Refer to the subsection headed "Rider Termination" for more information.


The rider consists of the no-lapse value provision and the reset account value provision. Under this rider, your policy will not lapse as long as either the no-lapse value or the reset account value, less any indebtedness, is greater than zero. If both the no-lapse value and the reset account value, less any indebtedness, are zero or less, this rider will not prevent your policy from lapsing. The no-lapse value and reset account value are reference values only. If the net accumulation value is insufficient to cover the monthly deductions, the no-lapse value and reset account value will be referenced to determine whether either provision of the rider will prevent your policy from lapsing.


If either provision of this rider is actively preventing the policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent premium payments create accumulation value sufficient to cover the accumulated, if any, as well as current monthly deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits" for more information.


We calculate the no-lapse value and reset account value based on a set of rates and fees which are reference rates and fees only, and which differ from the rates and fees we use to calculate the accumulation value of the policy. Each provision's value is based on a set of reference rates and fees unique to that provision. At the time we issue the policy, we fix the schedules of reference rates and fees for the life of the policy. Refer to the No-Lapse Enhancement Rider form issued with your policy for more information about the actual schedules of reference rates and fees applicable to your policy.


On each monthly anniversary day, the no-lapse value will be calculated as 1), plus 2), minus 3), plus 4), minus 5), minus 6) where:

1) is the no-lapse value on the preceding monthly anniversary day.

2) is all net premiums received since the preceding monthly anniversary day.

3) is the amount of any partial surrenders (i.e. withdrawals) under the policy since the preceding monthly anniversary day.

4) is accumulated interest.

5) is the no-lapse monthly deduction for the month following the monthly anniversary day.

6) is the surrender charge, if any, as determined from the table of surrender charges of the policy, for any decrease in specified amount on the monthly anniversary day.

On any day other than the monthly anniversary day, the no-lapse value will be the no-lapse value as of the preceding monthly anniversary day, plus all net premiums received since the preceding monthly anniversary day, less partial surrenders, plus accumulated interest.

The no-lapse value on the policy date will be the net initial premium received less the no-lapse monthly deduction for the first policy month.

On each monthly anniversary day, the reset account value will be calculated as
1), plus 2), minus 3), plus 4), minus 5), minus 6) where:

1) is the reset account value on the preceding monthly anniversary day.

2) is all net premiums received since the preceding monthly anniversary day.

3) is the amount of any partial surrenders (i.e. withdrawals) under the policy since the preceding monthly anniversary day.

4) is accumulated interest.

5) is the reset account monthly deduction for the month following the monthly anniversary day.

6) is the surrender charge, if any, as determined from the table of surrender charges of the policy, for any decrease in specified amount on the monthly anniversary day.

On any day other than the monthly anniversary day, the reset account value will be the reset account value as of the preceding monthly anniversary day, plus all net premiums received since the preceding monthly anniversary day, less partial surrenders, plus accumulated interest.

The reset account value on the policy date will be the net initial premium received less the reset account monthly deduction for the first policy month.


On each policy anniversary, the reset account value may increase to reflect positive investment performance. If the reset account value on any policy anniversary is less than the accumulation value on that same policy anniversary, the reset account value will be increased to equal the accumulation value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your policy.


You will select a guaranteed minimum death benefit when you apply for your policy. This guaranteed minimum death benefit will be used in determining the actual death benefit proceeds provided by the no-lapse value provision. It will be shown on the policy specifications page.


The initial guaranteed minimum death benefit you select must be between 70% and 100% of the initial specified amount for the policy. The higher the percentage you select, the higher the ongoing premium payments which will be required to maintain a no-lapse value and/or reset account value greater than zero. If the policy specified amount is later decreased below the guaranteed minimum death benefit, the guaranteed minimum death benefit will automatically decrease to equal the specified amount as of the same effective date. If the policy specified amount is later increased, the guaranteed minimum death benefit will not automatically increase.

If the accumulation value is sufficient to cover the accumulated, if any, and current monthly deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death Benefits" for more information.

If the net accumulation value is insufficient to cover the accumulated, if any, and current monthly deductions, the no-lapse value and reset account value will be referenced to determine whether either provision of the rider will prevent your policy from lapsing.

Each provision triggers a different death benefit.

If the no-lapse value provision is actively keeping the policy from lapsing, the death benefit is the guaranteed minimum death benefit less any indebtedness and less any partial surrenders (i.e., withdrawals) after the date of death, which may be less than the specified amount of the policy.


If the reset account value provision is actively keeping the policy from lapsing, the death benefit is the greater of:


1) the reset death benefit (which is the lesser of the current specified amount and initial specified amount) less indebtedness and less any partial surrenders (i.e., withdrawals) after the date of death; or

2) an amount equal to the reset account value multiplied by the applicable percentage shown in the corridor percentages table of the policy specifications, less any indebtedness and less any partial surrenders after the date of death.


If the requirements of both of these provisions are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits" for more information.

If this rider prevents the policy from lapsing, and subsequent premium payments are made such that the accumulation value is sufficient to cover the monthly deductions, the death benefit payable will be determined by the death benefit option in effect.


During the period that the rider is preventing the policy from lapsing, the monthly deductions under your policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly administrative fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current monthly deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of premiums you would be required to pay to keep your policy in force (see section headed "Lapse and Reinstatement").


You must maintain automatic rebalancing in order to keep this rider in effect. Automatic rebalancing will be in effect when the policy is issued. If you discontinue automatic rebalancing after the policy is issued, this rider will terminate. After this rider terminates, the policy will remain in force only if the accumulation value is sufficient to cover the monthly deductions. Refer to the section headed "Optional Sub-Account Allocation Programs" for more information about automatic rebalancing.


We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the policy accumulation value in order to keep this rider in effect. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all owners of this product. If we determine that the investments of all owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the policy accumulation value or subsequent premium payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the accumulation value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously provided authorization in writing for telephone or other electronic transfers. If you choose not to reallocate the accumulation value of your policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the policy from lapsing and this rider terminates as a result of the owner's failure to comply with a Sub-Account restriction, then the policy will lapse.


The duration of the no-lapse coverage will be determined monthly by referencing the no-lapse account value and the reset account value. The duration is determined by projecting the first monthly anniversary day on which future deductions for the rider rates and fees would cause both the no-lapse value and reset account value to reach zero. Because the duration is recalculated on a monthly basis, higher premium payments and credited interest will increase the duration, while partial surrenders and adjustments for rider rates and fees will reduce the duration. In general, later premium payments are credited with less interest over time, and result in a lower no-lapse value and reset account value, with a shorter duration of no-lapse protection.


The duration of the lapse protection provided by this rider may be reduced if:

1) premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the no-lapse value or reset account value under the policy. These changes include, but are not limited to, partial surrenders, loans, increases in specified amount, and changes in death benefit option.

The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the no-lapse value and the reset account value. In general, later premium payments are credited with less interest over time, resulting in a lower no-lapse value and reset account value. A lower no-lapse value or reset account value will reduce the duration of lapse protection. The following example shows the impact of delayed premium payments on the duration of lapse protection:

Sample Policy


o Insured: Male Standard Non-tobacco, age 55


o Specified amount: $1,000,000

o Benefit Selection Option: Not elected


o Planned annual premium payment: $13,000


Duration of lapse protection:


1) if premiums are received on the planned payment date each year: 326 months;
or

2) if premiums are received 30 days after the planned payment date each year:
322 months.


The impact of late premium payments on the duration of the lapse protection varies by policy. If both the no-lapse value and the reset account value, less any indebtedness, are zero or less, this rider will not prevent your policy from lapsing. Payment of sufficient additional premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your policy's current duration of lapse protection and the impact that late premium payments may have on that duration by requesting a personalized policy illustration from your financial adviser.

This rider and all rights provided under it will terminate automatically upon the earliest of the following:


1) the insured reaches age 121; or


2) surrender or other termination of the policy; or

3) automatic rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.


If the policy terminates and is reinstated, this rider will likewise be reinstated unless the rider had terminated before the policy terminated.

Benefit Selection Option. When you apply for the policy, you may elect the Benefit Selection Option.

With this option, you can select a balance between potentially greater accumulation value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of specified amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your policy and thereby reduce the cost of the death benefit provided by your policy. Since reducing the monthly charges will reduce the amounts deducted from your policy's accumulation value, you have the opportunity to have a larger accumulation value allocated to the Fixed Account and invested in the Sub-Accounts.


When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced Policy Monthly Administrative Expense Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the no-lapse reference per $1,000 of specified amount monthly administrative fees, and, therefore, the premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed "No-Lapse Enhancement Rider" for discussion of how Rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the no-lapse reference per $1,000 of specified amount monthly administrative fees and the higher the premiums you must pay in order to meet the requirements of the Rider.

The following example shows two policies on the same insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:




    Male, 55 Year Old,
   Standard Non-tobacco
                                 Monthly Administrative
 Benefit Selection Option              Expense Fee
 Election: None                 $0.5133 per thousand
                                of Specified Amount
                                (higher)
 Election: 100%                 $0.0267 per thousand
                                of Specified Amount
                                (lower)




    Male, 55 Year Old,
   Standard Non-tobacco
                                    No-Lapse Monthly
                                 Administrative Expense
 Benefit Selection Option            Reference Fee                            Result
 Election: None                 $0.1333 per thousand         This option offers the best no-lapse
                                of Specified Amount          protection available. The price of the
                                 (lower)                     protection is reflected in the higher
                                                             Monthly Administrative Expense Fee.
 Election: 100%                 $0.2333 per thousand         This option offers the least amount of
                                of Specified Amount          no-lapse protection. The Monthly
                                (higher)                     Administrative Expense Fee is
                                                             reduced in exchange. Therefore, this
                                                             option allows more money to be
                                                             invested in the Sub-Accounts or
                                                             allocated to the Fixed Account.
                                                             However, the premiums which you
                                                             must pay in order to satisfy the no-
                                                             lapse requirements of the rider will
                                                             increase.



You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy in states where it is available. There is no charge for adding this rider to your policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.

Premium Reserve Rider: We will automatically issue this rider with your policy in states where it is available. The rider allows you to pay premiums in addition to those you plan to pay for your policy and to have such amounts accumulate in the same manner as if they had been allocated to your policy without, as detailed in the rider, being subject to all charges and expenses of your policy. For example, this rider can be used to fund future premium payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the policy's Specified Amount (or being subject to withdrawal fees or surrender charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the policy's Accumulation Value and, therefore, will not decrease the net amount at risk. Since the net amount at risk will not be reduced, current cost of insurance charges will not be reduced. However, the policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of sub-accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the "Premium Reserve Rider Sub-Accounts"), and (ii) values held in the portion of the Fixed Account created specifically for the rider (the "Premium Reserve Rider Fixed Account").


A premium load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.

Net Premium Reserve Rider premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same premium allocation instruction that you have provided to us for allocating premiums which you direct to your policy.

Calculations of the values of the Premium Reserve Rider Sub-Accounts and the Premium Reserve Rider Fixed Account apply the same daily mortality and expense risk charge and the fixed account asset charge as would have been deducted if the premiums had been allocated to your policy; however, the monthly deductions for your policy, which include charges for the cost of insurance and the administrative fee, and charges for riders to your policy other than this rider will not be reflected.

You may request us to transfer all or part of the Premium Reserve Rider's accumulation value to your policy at any time. Transfers of the rider's accumulation value to your policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider transfer load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten policy years.

No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.

In addition, after policy year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the insured reaches age 121 - see section headed "No-Lapse Enhancement Rider"), you may request transfers from the policy's net accumulation value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the policy and the rider will not be counted against the number of free transfers permitted by the policy.

The rider provides for the automatic transfer of the entire accumulation value of the rider to the policy in the event:

1) the net accumulation value under your policy is insufficient to maintain your policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your policy from lapsing; and

2) you do not pay at least the amount set forth in the lapse notice and your payment is not received by us before the end of the grace period.

If the Premium Reserve Rider accumulation value (less the Premium Reserve Rider transfer load of 3.0% if the transfer is made during the first 10 policy years) on the day the grace period ends is insufficient to meet the amount then due, your policy will lapse without value.

If this rider is in force at the time you request a loan on or partial surrender of your policy, any such loan or partial surrender will be made first from any Premium Reserve Rider accumulation value and when the Premium Reserve Rider accumulation value is reduced to zero, then from the accumulation value of your policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the policy. Please refer to the section headed "Policy Loans" for a more detailed discussion of policy loans, including interest charged on policy loans.

In the event of the death of the second insured while the rider is in force, any Premium Reserve Rider accumulation value less indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the policy's Accumulation Value less indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider accumulation value less indebtedness will be added to the death benefit payable under that rider.

The Premium Reserve Rider will terminate at the earlier of the date your policy terminates; the date the entire Premium Reserve Rider accumulation value is automatically transferred to your policy to maintain your policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further premium payments may be allocated to it.

Finally, the amount of premiums you may pay, whether you direct them to your policy or to your Premium Reserve Rider, are subject to limits which are discussed in the Tax Issues section of the prospectus.

As with your policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the accumulation value of the rider and, therefore, the amount of rider accumulation value which may be available to prevent your policy from lapsing or for providing policy benefits.


The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your policy. The Premium Reserve Rider Accumulation Value generated by the additional premiums you pay to the rider may be transferred to the policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the policy to make the premium payment required to keep the policy in force), or (ii) the rider's provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the policy should those values be needed to prevent lapse of the policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider's automatic transfer provision, the Premium Reserve Rider will terminate, and the policy owner will permanently lose the ability to allocate any future premium payments to the rider.

As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your policy, assume that you have had your policy for 11 years and that you have allocated additional premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of policy year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your policy from lapsing, that the premium required to maintain your policy in force that is due at the beginning of policy year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 premium, you will receive a lapse notice which will tell you that you need to make a premium payment of $15,000 to your policy. If you wish, you could request (before the end of the grace period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider

Accumulation Value of $25,000 to the policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your policy will avoid lapse of the policy.


As a further hypothetical example, again assume that you have had your policy for 11 years but that you have allocated fewer additional premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your policy from lapsing, that the premium required to maintain your policy in force that is due at the beginning of policy year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the premium due. But in this example, you would have to then pay the balance of the premium due, that is $5,000, to us from your savings or from another source outside of the policy to avoid lapse of your policy.

You should discuss with your financial adviser the needs which purchasing the policy will meet, including the need to provide to beneficiaries a guaranteed death benefit which does not depend upon growth of the policy's accumulation value. Policy illustrations, which the financial adviser can prepare, will help determine the amount of premiums which should be allocated to paying the costs of the policy for the death benefit you need. Once that need for a guaranteed death benefit is met and premium requirements determined, the policy owner then could consider whether to allocate additional funds to the Rider.

You should carefully weigh the balance between allocating premiums to the policy and premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the specified amount (which might be the case if those premiums had been allocated to the policy). In addition, premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 policy years (or are automatically transferred to help prevent policy lapse). And premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the second insured in addition to the death benefit paid

However, premiums allocated to the rider do not increase the policy's Accumulation Value and, therefore, would not reduce the cost of insurance charges. An illustration can show the impact that paying a higher level of premiums would have on the policy's cost of insurance: that is as accumulation values in the policy increase (through positive investment results and/or allocating more premiums to the policy), the net amount at risk (that is, the difference between the death benefit and the accumulation value) will decrease, thereby decreasing the cost of insurance charges. Decreasing policy charges increases the amount of policy accumulation value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.

Your financial adviser can prepare illustrations which would reflect the potential impact that different allocations of premium between the policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the policy's benefits and the Rider's Accumulation Value.



Continuation of Coverage


If at least one of the insureds is still living when the younger insured attains, or would have attained, age 121, and the policy is still in force and has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. However, there are certain changes that will take place:


1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.


Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.

Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the second insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.




State Regulation


The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.



PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to keep the policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 121.

The initial premium must be paid for policy coverage to be effective.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the specified amount and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.


We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC (Modified Endowment Contract). Refer to the section headed "Tax Issues" for more information.




Policy Values

Policy value in your variable life insurance policy is called the accumulation value.

The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account;

5) persistency bonuses on net accumulation value in Fixed Account and the Sub-Accounts beginning in policy year 21; and

6) all charges and fees deducted.

The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.


A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:


1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4.0%) or a higher rate determined by the Company. The Fixed Account Asset Charge is deducted daily.


The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the Loan Account value. Interest is credited on the Loan Account at an effective annual rate of 4.0% in all years.


The "net" accumulation value is the accumulation value less the Loan Account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.



Persistency Bonus

On each monthly anniversary day beginning with the first monthly anniversary day in policy year 21, we will credit a persistency bonus to net accumulation values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the monthly anniversary day. In the event that you have allocated premiums payments to the Premium Reserve Rider, beginning with the first monthly anniversary day in policy year 21, a persistency bonus, calculated as described above, will be credited to the Premium Reserve Rider net accumulation value. The persistency bonus is based on reduced costs in later policy years that we can pass on to policies that are still in force. Our payment of the persistency bonus will not increase or otherwise affect the charges and expenses of your policy or any policy riders.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. These percentages are shown on your policy specifications pages.

The following table provides more information about the death benefit options.



 Option                     Death Benefit Proceeds Equal to the                     Variability
    1         Specified amount (a minimum of $250,000) level death benefit.        None

 Option                       Death Benefit Proceeds Equal to the                                Variability
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the second insured's death.                                  time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       Sub-Accounts or the interest
                                                                                       credited to the Fixed Account.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $250,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option Change                                                   Impact
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.


A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A table of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.


The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.




POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.


The surrender value of your policy is the amount you can receive by surrendering the policy. The surrender value is the net accumulation value less any applicable surrender charge, less any accrued loan interest not yet charged. If you have elected the Enhanced Surrender Value Rider, your surrender value may be enhanced if you fully surrender your policy during the first five policy years.


Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.

If you request lump sum surrender and the policy's surrender value is over $5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) account in your name. Refer to the description of the SecureLine (Reg. TM) account under the section headed "Death Benefit Proceeds" for more information.




Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values. You may request a partial surrender in writing or electronically, if previously authorized and we consent. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the accumulation value and the specified amount. The amount of the partial surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                              Impact of Partial Surrender
         1              Will reduce the accumulation value and may reduce the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.


Partial surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS

You may borrow against the surrender value of your policy and the Premium Reserve Rider, if you have allocated premiums to the Premium Reserve Rider. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total indebtedness under the policy (including Premium Reserve Rider, if any, in policy years 1-10) will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.


The amount of your loan will be withdrawn first from accumulation values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from policy Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of both the policy and the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans (from both the Premium Reserve Rider and the policy) accrues at an effective annual rate of 5.0% in years 1-10 and 4.0% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value (of both the Premium Reserve Rider and the Policy) at a rate of 4.0% in all years, so the net cost of your policy loan is 1.0% in years 1-10 and 0.0% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as premiums and not loan repayments unless you specifically instruct us otherwise.


If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time:

1) the net accumulation value of the policy is insufficient to pay the monthly deduction, and

2) the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, then all policy coverage will terminate. This is referred to as policy lapse.

The net accumulation value may be insufficient:


1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.


If the amount stated in the notice is not paid to us within the grace period and any Premium Reserve accumulation value (less any Premium Reserve Rider transfer load) automatically transferred at the end of the grace period is also insufficient to keep the policy in force, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the second insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.




No-Lapse Protection

Your policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your policy. If you meet the requirements of this rider, your policy will not lapse, even if the net accumulation value under the policy is insufficient to cover the accumulated, if any, and current monthly deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your cash value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy. There is no charge for this rider.

The rider consists of the no-lapse value provision and the reset account value provision. Under this rider, your policy will not lapse as long as either the no-lapse value or the reset account value, less any indebtedness, is greater than zero. The no-lapse value and reset account value are reference values only. If the net accumulation value is insufficient to cover the accumulated, if any, and current monthly deductions, the no-lapse value and reset account value will be referenced to determine whether either provision of the rider will prevent your policy from lapsing. Refer to the "No-Lapse Enhancement Rider" section of this prospectus for more information.


Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.


Finally, your policy includes the Premium Reserve Rider (in states where available). To the extent you have allocated premium payments to this rider, any rider accumulation value may prevent lapse of your policy. If your policy's net accumulation value is insufficient to cover the monthly deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy. If the amount in the notice is not paid to us within the grace period, we will automatically transfer to your policy any Premium Reserve Rider accumulation value (less any Premium Reserve Rider transfer load) on the day the grace period ends. If after such transfer, your policy's net accumulation value is sufficient to cover the monthly deductions then due, your policy will not lapse. As with your policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the accumulation value of the rider and, therefore, the amount of the rider accumulation value which may be available to prevent your policy from lapsing or for providing policy benefits.



Reinstatement of a Lapsed Policy

If your policy has lapsed and the second death has not occurred, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability (on both insureds if the first death has not occurred and we agree to accept the risk) is furnished to us and we agree to accept the risk;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the monthly anniversary day on or next following the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The

Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.


Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of a withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Last Survivor Contract

Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured.



Other Considerations

Insured Lives Past Age 121. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 121, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such cases, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the younger insured attains age 121.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments.

If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to be deemed a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next, succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.

Any interest and other earnings will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular period.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LFG.com

Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-145235
1940 Act Registration No. 811-08579

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2008
                  Relating to Prospectus Dated May 1, 2008 for



                          Lincoln SVULONE2007 product



       Lincoln Life Flexible Premium Variable Life Account R, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln SVULONE2007 product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION .............................             2
    Lincoln Life ................................             2
    Registration Statement ......................             2
    Changes of Investment Policy ................             2
    Principal Underwriter .......................             2
    Disaster Plan ...............................             3
    Advertising .................................             3
SERVICES ........................................             4
    Independent Registered Public Accounting
      Firm ......................................             4
    Accounting Services .........................             4
    Checkbook Service for Disbursements .........             4


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION ..............................             5
    Assignment ..................................             5
    Transfer of Ownership .......................             5
    Beneficiary .................................             5
    Right to Convert Contract ...................             5
    Change of Plan ..............................             6
    Settlement Options ..........................             6
    Deferment of Payments .......................             6
    Incontestability ............................             7
    Misstatement of Age or Sex ..................             7
    Suicide .....................................             7
PERFORMANCE DATA ................................             7
FINANCIAL STATEMENTS ............................             8
    Separate Account ............................           R-1
    Company .....................................           S-1

GENERAL INFORMATION


Lincoln Life

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.


A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the lives of the insureds. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), One Granite Place, Concord, NH 03301, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the

Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $13,308,564 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.



Disaster Plan


Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

The financial statements of the Separate Account and the consolidated financial statements of the Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.




Accounting Services

We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the death benefit proceeds are transferred into an interest-bearing account, in the beneficiary's name as owner of the account. Your beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the beneficiary additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.

POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such indebtedness after we have received any assignment.

Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Transfer of Ownership

As long as either insured is living, you may transfer all of your rights in the policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.

On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any beneficiary designated prior to the effective date of transfer.



Beneficiary

The beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have received an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has specifically requested not to reserve the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries in the appropriate beneficiary class, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Change of Plan

Your policy may be exchanged for another policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.

You may exchange your policy for separate single life policies on each of the insureds under any of the following change of plan events:

(1) The Internal Revenue Code (IRC) is changed resulting in (a) the repeal of the unlimited marital deduction provision; or (b) a reduction of at least 50% of the tax rate in the maximum federal estate bracket in effect on the policy date;

(2)  the insureds are legally divorced while this policy is in force; or

(3)  the insureds business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change of plan event;

(2) the request by the owner to exercise the option must be in writing;

(3) the request by the owner, together with evidence, satisfactory to the Company, of the existence of a change of plan event must be received by our Administrative Office on or within 6 months of the change of plan events described in items (1) and (3) above or on or within 24 months of the change of plan event described in item (2) above. If there is an assignment on the policy, the assignee must consent, in writing, to the exchange;

(4) if the change of plan event is the legal divorce of the insureds, the insureds may not be remarried to each other as of the date the new policy takes effect, and the policy split may not become effective on or within 24 months following the legal divorce;

(5) each proposed owner must have an insurable interest in the lives of the insureds on his or her policy;

(6) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy; and

(7)  any other requirements as determined by the Company are met.


The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age, sex and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for a premium class that is available.


The Company may not make an offer to you to exchange your policy without obtaining required regulatory approvals.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.

Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Sex


If the age or sex of either insured has been misstated, benefits will be those which would have been purchased at the correct age and sex. If the policy is issued on a unisex basis, and the age of the insured has been misstated, benefits will be those which would have been purchased at the correct age.




Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date any increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2007, 2006 AND 2005

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                      -------------------
                                                                        2007      2006
                                                                      --------  ---------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $53,250; 2006 -- $53,846) $ 53,405  $ 54,697
    Equity (cost: 2007 -- $132; 2006 -- $205)                              134       218
  Trading securities                                                     2,533     2,820
  Mortgage loans on real estate                                          7,117     7,344
  Real estate                                                              258       409
  Policy loans                                                           2,798     2,755
  Derivative investments                                                   172       245
  Other investments                                                        986       783
                                                                      --------  --------
    Total investments                                                   67,403    69,271
Cash and invested cash                                                   1,395     1,762
Deferred acquisition costs and value of business acquired                8,574     7,609
Premiums and fees receivable                                               382       331
Accrued investment income                                                  801       838
Reinsurance recoverables                                                 7,939     7,949
Goodwill                                                                 3,539     3,514
Other assets                                                             2,030     1,765
Separate account assets                                                 82,263    71,777
                                                                      --------  --------
Total assets                                                          $174,326  $164,816
                                                                      ========  ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                              $ 13,619  $ 13,645
Other contract holder funds                                             58,168    58,718
Short-term debt                                                            173        21
Long-term debt                                                           1,675     1,439
Reinsurance related derivative liability                                   211       218
Funds withheld reinsurance liabilities                                   1,862     1,816
Deferred gain on indemnity reinsurance                                     696       760
Payables for collateral under securities loaned                          1,135     1,504
Other liabilities                                                        2,083     2,073
Separate account liabilities                                            82,263    71,777
                                                                      --------  --------
Total liabilities                                                      161,885   151,971
                                                                      --------  --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock-- 10,000,000 shares, authorized, issued and outstanding     9,105     9,088
Retained earnings                                                        3,283     3,341
Accumulated other comprehensive income                                      53       416
                                                                      --------  --------
    Total stockholder's equity                                          12,441    12,845
                                                                      --------  --------
    Total liabilities and stockholder's equity                        $174,326  $164,816
                                                                      ========  ========

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF INCOME
                                 (IN MILLIONS)

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Insurance premiums                                       $ 1,560   $ 1,118   $    67
Insurance fees                                             2,994     2,439     1,575
Net investment income                                      4,188     3,869     2,592
Realized loss                                               (112)       (2)      (16)
Amortization of deferred gain on indemnity reinsurance        83        76        77
Other revenues and fees                                      325       289       316
                                                         -------   -------   -------
  Total revenues                                           9,038     7,789     4,611
                                                         -------   -------   -------

BENEFITS AND EXPENSES
Interest credited                                          2,398     2,241     1,506
Benefits                                                   2,329     1,757       616
Underwriting, acquisition, insurance and other expenses    2,472     2,086     1,544
Interest and debt expenses                                    96        84        78
                                                         -------   -------   -------
  Total benefits and expenses                              7,295     6,168     3,744
                                                         -------   -------   -------
    Income before taxes                                    1,743     1,621       867
    Federal income taxes                                     504       460       223
                                                         -------   -------   -------
      Net income                                         $ 1,239   $ 1,161   $   644
                                                         =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (IN MILLIONS)

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                      -----------------------------
                                                        2007       2006       2005
                                                      --------   --------   -------
COMMON STOCK
Balance at beginning-of-year                          $  9,088   $  2,125   $ 2,106
Lincoln National Corporation purchase price                 (9)     6,932        --
Stock compensation/issued for benefit plans                 26         31        19
                                                      --------   --------   -------
    Balance at end-of-year                               9,105      9,088     2,125
                                                      --------   --------   -------

RETAINED EARNINGS
Balance at beginning-of-year                             3,341      2,748     2,304
Cumulative effect of adoption of SOP 05-1                  (41)        --        --
Cumulative effect of adoption of FIN 48                    (14)        --        --
Comprehensive income                                       876      1,124       315
Less other comprehensive loss, net of tax                 (363)       (37)     (329)
                                                      --------   --------   -------
  Net income                                             1,239      1,161       644
Dividends declared                                      (1,242)      (568)     (200)
                                                      --------   --------   -------
    Balance at end-of-year                               3,283      3,341     2,748
                                                      --------   --------   -------

NET UNREALIZED GAIN ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                               421        452       781
Change during the year                                    (345)       (31)     (329)
                                                      --------   --------   -------
    Balance at end-of-year                                  76        421       452
                                                      --------   --------   -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                (9)         7        14
Change during the year                                     (10)       (16)       (7)
                                                      --------   --------   -------
    Balance at end-of-year                                 (19)        (9)        7
                                                      --------   --------   -------

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                --         (6)      (13)
Change during the year                                      --          6         7
                                                      --------   --------   -------
    Balance at end-of-year                                  --         --        (6)
                                                      --------   --------   -------

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                 4         --        --
Change during the year                                      (8)         4        --
                                                      --------   --------   -------
    Balance at end-of-year                                  (4)         4        --
                                                      --------   --------   -------
Total stockholder's equity at end-of-year             $ 12,441   $ 12,845   $ 5,326
                                                      ========   ========   =======

        See accompanying notes to the Consolidated Financial Statements

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN MILLIONS)

                                                                                       For the Years Ended
                                                                                          December 31,
                                                                                   ---------------------------
                                                                                    2007      2006      2005
                                                                                   -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $ 1,239   $ 1,161   $   644
Adjustments to reconcile net income to net cash provided by operating activities:
  Deferred acquisition costs and value of business acquired deferrals and
   interest, net of amortization                                                    (1,101)     (722)     (430)
  Change in premiums and fees receivable                                               (53)       16        54
  Change in accrued investment income                                                   13        21        (4)
  Change in contract accruals                                                          574       170    (1,082)
  Net trading securities purchases, sales and maturities                               316       165       (72)
  Gain on reinsurance embedded derivative/trading securities                            (2)       (4)       (5)
  Change in contract holder funds                                                      453       741     1,893
  Change in net periodic benefit accruals                                               (5)       (3)      (11)
  Change in amounts recoverable from reinsurers                                       (539)      199       101
  Change in federal income tax accruals                                                310       150       148
  Stock-based compensation expense                                                      26        31        19
  Depreciation, amortization and accretion, net                                         64        54        64
  Increase in funds withheld liability                                                  46       105       131
  Realized loss on investments and derivative instruments                              114         6        21
  Amortization of deferred gain on indemnity reinsurance                               (83)      (76)      (77)
  Other                                                                                (71)     (706)     (601)
                                                                                   -------   -------   -------
    Net adjustments                                                                     62       147       149
                                                                                   -------   -------   -------
      Net cash provided by operating activities                                      1,301     1,308       793
                                                                                   -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-sale securities:
  Purchases                                                                         (8,606)   (9,323)   (5,725)
  Sales                                                                              3,453     5,328     3,767
  Maturities                                                                         4,087     3,326     2,392
Purchases of other investments                                                      (2,018)     (696)   (1,008)
Sales or maturities of other investments                                             1,880       585     1,151
Increase (decrease) in cash collateral on loaned securities                           (369)      538        45
Cash acquired from Jefferson-Pilot merger                                               --       154        --
Other                                                                                  (84)       58         9
                                                                                   -------   -------   -------
      Net cash provided by (used in) investing activities                           (1,657)      (30)      631
                                                                                   -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of long-term debt                                                               --        --       (47)
Issuance of long-term debt                                                             375       140        --
Net increase (decrease) in short-term debt                                              13       (13)        2
Universal life and investment contract deposits                                      9,481     7,444     4,783
Universal life and investment contract withdrawals                                  (6,645)   (6,660)   (3,755)
Investment contract transfers                                                       (2,448)   (1,821)   (1,483)
Dividends paid                                                                        (787)     (568)     (200)
                                                                                   -------   -------   -------
      Net cash used in financing activities                                            (11)   (1,478)     (700)
                                                                                   -------   -------   -------
      Net increase (decrease) in cash and invested cash                               (367)     (200)      724
                                                                                   -------   -------   -------
Cash and invested cash at beginning-of-year                                          1,762     1,962     1,238
                                                                                   -------   -------   -------
      Cash and invested cash at end-of-period                                      $ 1,395   $ 1,762   $ 1,962
                                                                                   =======   =======   =======

        See accompanying notes to the Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 20).

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the years ended December 31, 2006 and 2005. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 18 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year including a $2.1 billion increase to common stock offset by a decrease to retained earnings for each of the years ended December 31, 2006, 2005, and 2004 to properly classify historical capital contributions received and stock compensation expense incurred. These reclassifications have no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest. All material intercompany accounts and transactions have been eliminated in consolidation.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions excluding mergers of entities under common control as discussed above initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES
Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

LNC regularly reviews available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, LNC considers several factors including, but not limited to: 1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income as they occur.

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectability of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Consolidated Statements of Income.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment and properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized loss on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized loss on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

POLICY LOANS
Policy loans are carried at unpaid principal balances.

SECURITIES LENDING
Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS
Reverse repurchase agreements are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income.

REALIZED LOSS
Realized loss includes realized gains and losses from the sale of investments, derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges but were not designated as hedging instruments under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in net income during the period of change in the corresponding income statement line as the transaction being hedged.

See Note 5 for additional discussion of our derivative instruments.

CASH AND CASH EQUIVALENTS
Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance

Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain or loss on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period-to-period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Consolidated Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, LNC may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, LNC conducts an annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on LNC's review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS
We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities represent segregated funds administered and invested by our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned by our insurance subsidiaries for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Consolidated Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 1.5% and 1.3%, respectively, of the face amount of insurance in force, and dividend expenses were $85 million for the years ended December 31, 2007 and 2006, and $78 million for the year ended December 31, 2005.

Universal life and variable universal life products with secondary guarantees represented approximately 32% and 34% of permanent life insurance in force as of December 31, 2007 and 2006, respectively, and approximately 73% and 77% of sales for these products for the years ended December 31, 2007 and 2006, respectively. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year. Any premium or discount on borrowed funds is amortized over the term of the borrowings.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS
Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

OTHER REVENUES AND FEES
Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS
Benefits for universal life and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB"). For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2005 through 2007 ranged from 3.00% to 9.00%.

INTEREST AND DEBT EXPENSES
Interest and debt expenses includes interest on short-term commercial paper, long-term senior debt that we issue and junior subordinated debentures issued to affiliated trusts.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for LNC's obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION
LNC expenses the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. For additional information on stock-based incentive compensation see Note 17.

INCOME TAXES
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

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2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS
In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written-off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories (in millions) on our Consolidated Balance Sheets:

ASSETS
DAC                                                                               $31
VOBA                                                                               35
Other assets -- DSI                                                                 3
                                                                                  ---
  Total assets                                                                    $69
                                                                                  ===

LIABILITIES AND STOCKHOLDER'S EQUITY
Future contract benefits -- GMDB annuity reserves                                 $ 4
Other contract holder funds -- DFEL                                                 2
Other liabilities -- income tax liabilities                                        22
                                                                                  ---
  Total liabilities                                                                28
                                                                                  ---
Retained earnings                                                                  41
                                                                                  ---
    Total liabilities and stockholder's equity                                    $69
                                                                                  ===

The adoption of this new guidance primarily impacted our Individual Markets -- Annuities and Employer Markets -- Group Protection businesses and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and VOBA. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109
In June 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140
In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and
(b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106 AND 132(R)
In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheets the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through OCI. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Accounting for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in OCI, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in OCI are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in OCI and their effects on net periodic benefit costs. Retroactive application of SFAS 158 was not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006 by recording an increase in the asset of $38 million and an increase in the liability of $34 million, offset by an increase in accumulated OCI of $4 million.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS
In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT
In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes and net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

We issue share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 17 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION SFAS 115-1 AND SFAS 124-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS
In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value."

FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other-than-temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS
In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record a charge of between $25 million and $75 million to net income attributable to changes in the fair value of guaranteed benefit reserves and indexed annuities reported in our Individual Markets - Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES
In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS
In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") - a revision to SFAS 141, which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51A" ("SFAS 160"), which aims to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the consolidated statement of income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or sells some of its ownership interests in its subsidiary and if the subsidiary reacquires some of its ownership interests or issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We expect to adopt SFAS 160 effective January 1, 2009, and are currently evaluating the effects of SFAS 160 on our consolidated financial condition and results of operations.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued DIG Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationship involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. DIG E23 clarifies that the shortcut method may be applied to a qualifying fair value hedge when the relationship is designated on the trade date of both the swap and the hedged item (for example, debt), even though the hedged item is not recognized for accounting purposes until the transaction settles (that is, until its settlement date), provided that the period of time between the trade date and the settlement date of the hedged item is within established conventions for that marketplace. DIG E23 also clarifies that Paragraph 68(b) is met for an interest rate swap that has a non-zero fair value at the inception of the hedging relationship provided that the swap was entered into at the hedge's inception for a transaction price of zero and the non-zero fair value is due solely to the existence of a bid-ask spread in the entity's principal market (or most advantageous market, as applicable) under SFAS 157. The interest rate swap would be reported at its fair value as determined under SFAS 157. DIG E23 is effective for hedging relationships designated on or after January 1, 2008. The adoption of DIG E23 is not expected to have a material impact on our consolidated financial condition or results of operations.

FSP FAS140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS
In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"). The guidance in FSP 140-3 provides accounting and reporting standards for transfers of financial assets. This FSP applies to a repurchase financing, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties (or consolidated affiliates of either counterparty), that is entered into contemporaneously with, or in contemplation of, the initial transfer. FSP 140-3 shall be effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years and shall be applied prospectively to initial transfers and repurchase financings for which the initial transfer is executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. We are evaluating the expected effect on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. ACQUISITION AND DIVIDEND OF FPP

JEFFERSON-PILOT MERGER
On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. The associated fair values of JPL, JPLA and JPFIC at April 3, 2006 were "pushed down" to LNL's consolidated financial statements in accordance with push down accounting rules.

The fair value of the specifically identifiable net assets acquired in the merger was $4.3 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets. The amount of goodwill that was expected to be deductible for tax purposes was approximately $23 million. LNC paid a premium over the fair value of the net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;
-    Broader, more balanced product portfolio;
-    Larger distribution organization; and
- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of the net assets acquired (in millions) as of the acquisition date:

                                                           FAIR VALUE
                                                           ----------
Investments                                                $   27,384
Reinsurance recoverables                                        1,193
Value of business acquired                                      2,489
Goodwill                                                        2,622
Other assets                                                    1,135
Separate account assets                                         2,574
Future contract benefits and other
  contract holder funds                                       (26,677)
Income tax liabilities                                           (382)
Accounts payable, accruals and other liabilities                 (841)
Separate accounts liabilities                                  (2,574)
                                                           ----------
  Total purchase price                                     $    6,923
                                                           ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                    GOODWILL
                                                    --------
Individual Markets:
  Life Insurance                                    $  1,346
  Annuities                                            1,002
                                                    --------
    Total Individual Markets                           2,348
Employer Markets: Group Protection                       274
                                                    --------
      Total goodwill                                $  2,622
                                                    ========

DIVIDEND OF FPP
On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                    DIVIDENDED
                                                      VALUE
                                                    ----------
Investments                                         $    1,809
Cash and invested cash                                      20
Deferred acquisition costs and value of
  business acquired                                        246
Premiums and fees receivable                                 2
Accrued investment income                                   24
Reinsurance recoverables                                   669
Goodwill                                                     2
Future contract benefits                                  (705)
Other contract holder funds                             (1,509)
Other liabilities                                          (66)
                                                    ----------
   Total dividend of FPP                            $      492
                                                    ==========

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2007
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    -----     ------    -------
Corporate bonds                                     $  42,041    $1,049    $  904    $42,186
U.S. Government bonds                                     153        14        --        167
Foreign government bonds                                  586        39         4        621
Asset and mortgage-backed securities                   10,224       146       195     10,175
State and municipal bonds                                 143         2        --        145
Redeemable preferred stocks                               103         9         1        111
                                                    ---------    -----     ------    -------
  Total fixed maturity securities                      53,250     1,259     1,104     53,405
Equity securities                                         132         9         7        134
                                                    ---------    -----     ------    -------
  Total available-for-sale securities               $  53,382    $1,268    $1,111    $53,539
                                                    =========    ======    ======    =======

                                                             AS OF DECEMBER 31, 2006
                                                    ----------------------------------------
                                                                 GROSS UNREALIZED
                                                    AMORTIZED    ----------------     FAIR
                                                       COST      GAINS     LOSSES     VALUE
                                                    ---------    ------    ------    -------
Corporate bonds                                     $  44,049    $1,043    $  283    $44,809
U.S. Government bonds                                     218         7        --        225
Foreign government bonds                                  689        58         2        745
Asset and mortgage-backed securities                    8,607        88        69      8,626
State and municipal bonds                                 194         2         2        194
Redeemable preferred stocks                                89         9        --         98
                                                    ---------    ------    ------    -------
  Total fixed maturity securities                      53,846     1,207       356     54,697
Equity securities                                         205        15         2        218
                                                    ---------    ------    ------    -------
    Total available-for-sale securities             $  54,051    $1,222    $  358    $54,915
                                                    =========    ======    ======    =======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                                         AS OF DECEMBER 31, 2007
                                                                        ------------------------
                                                                        AMORTIZED         FAIR
                                                                           COST           VALUE
                                                                        ---------        -------
Due in one year or less                                                 $   2,261        $ 2,267
Due after one year through five years                                      11,217         11,489
Due after five years through ten years                                     15,437         15,315
Due after ten years                                                        14,111         14,159
                                                                        ---------        -------
  Subtotal                                                                 43,026         43,230
Asset and mortgage-backed securities                                       10,224         10,175
                                                                        ---------        -------
  Total available-for-sale fixed  maturity securities                   $  53,250        $53,405
                                                                        =========        =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                        AS OF DECEMBER 31, 2007
                                                                    -----------------------------------------------------------
                                                                        LESS THAN
                                                                       OR EQUAL TO        GREATER THAN
                                                                      TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                   -------------------  ------------------  -------------------
                                                                              GROSS               GROSS                GROSS
                                                                    FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                    VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                   -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                    $11,038  $      657  $4,142  $      247  $15,180  $      904
U.S. Government bonds                                                   --          --       3          --        3          --
Foreign government bonds                                                81           4      --          --       81           4
Asset and mortgage-backed securities                                 2,194         142   1,793          53    3,987         195
State and municipal bonds                                               29          --      15          --       44          --
Redeemable preferred stocks                                             13           1      --          --       13           1
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                   13,355         804   5,953         300   19,308       1,104
Equity securities                                                       61           7      --          --       61           7
                                                                   -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                              $13,416  $      811  $5,953  $      300  $19,369  $    1,111
                                                                   =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                                 2,263
                                                                                                                     ==========

                                                                                     AS OF DECEMBER 31, 2006
                                                                 ------------------------------------------------------------
                                                                      LESS THAN
                                                                     OR EQUAL TO        GREATER THAN
                                                                    TWELVE MONTHS       TWELVE MONTHS           TOTAL
                                                                 -------------------  ------------------  -------------------
                                                                             GROSS              GROSS                GROSS
                                                                  FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR    UNREALIZED
                                                                  VALUE     LOSSES    VALUE     LOSSES     VALUE     LOSSES
                                                                 -------  ----------  ------  ----------  -------  ----------
Corporate bonds                                                  $ 8,643  $      115  $4,892  $      168  $13,535  $      283
U.S. Government bonds                                                 43          --      --          --       43          --
Foreign government bonds                                              56           1      62           1      118           2
Asset and mortgage-backed securities                               1,911          13   2,227          56    4,138          69
State and municipal bonds                                             20           1      44           1       64           2
Redeemable preferred stocks                                           --          --       1          --        1          --
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total fixed maturity securities                                 10,673         130   7,226         226   17,899         356
Equity securities                                                     50           2      --          --       50           2
                                                                 -------  ----------  ------  ----------  -------  ----------
  Total available-for-sale securities                            $10,723  $      132  $7,226  $      226  $17,949  $      358
                                                                 =======  ==========  ======  ==========  =======  ==========
Total number of securities in an unrealized loss position                                                               1,451
                                                                                                                   ==========

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                                  AS OF DECEMBER 31, 2007
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                               FAIR   UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  133  $       48          22
Six months or greater, but less than nine months                 425         137          30
Nine months or greater, but less than twelve months              363         109          17
Twelve months or greater                                         182          79          57
                                                              ------  ----------  ----------
  Total available-for-sale securities                         $1,103  $      373         126
                                                              ======  ==========  ==========

                                                                 AS OF DECEMBER 31, 2006
                                                              ------------------------------
                                                                        GROSS       NUMBER
                                                              FAIR    UNREALIZED      OF
                                                              VALUE     LOSSES    SECURITIES
                                                              ------  ----------  ----------
Less than six months                                          $  --  $       --   $        5
Six months or greater, but less than nine months                 --          --            2
Nine months or greater, but less than twelve months              --          --            1
Twelve months or greater                                          9           3           12
                                                              -----  ----------   ----------
  Total available-for-sale securities                         $   9  $        3           20
                                                              =====  ==========   ==========

As described more fully in Note 1, LNC regularly reviews our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of time sufficient for recovery, LNC believes that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Corporate bonds                                $1,817        $2,140
U.S. Government bonds                             366           331
Foreign government bonds                           45            45
Asset and mortgage-backed securities:
  Mortgage pass-through securities                 21            24
  Collateralized mortgage obligations             153           111
  Commercial mortgage-backed securities           104           133
  Other asset-backed securities                    --             8
State and municipal bonds                          17            18
Redeemable preferred stocks                         8             8
                                               ------        ------
    Total fixed maturity securities             2,531         2,818
Equity securities                                   2             2
                                               ------        ------
      Total trading securities                 $2,533        $2,820
                                               ======        ======

The portion of market adjustment for trading securities still held at December 31, 2007, 2006 and 2005 was a loss of $8 million, $48 million and $70 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States, with the largest concentrations in California and Texas, which accounted for approximately 29% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2007    2006    2005
                                                         ------  ------  ------
Available-for-sale fixed maturity securities             $3,264  $2,979  $1,959
Available-for-sale equity securities                         19      11       7
Trading securities                                          163     181     176
Mortgage loans on real estate                               491     466     288
Real estate                                                  53      37      48
Policy loans                                                172     158     118
Invested cash                                                49      53      46
Other investments                                           155     147      61
                                                         ------  ------  ------
  Investment income                                       4,366   4,032   2,703
Less investment expense                                     178     163     111
                                                         ------  ------  ------
     Net investment income                               $4,188  $3,869  $2,592
                                                         ======  ======  ======

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2007    2006    2005
                                                                   -----   -----   -----
Available-for-sale fixed maturity securities:
  Gross gains                                                      $ 120   $ 119   $ 111
  Gross losses                                                      (176)    (97)    (89)
Available-for-sale equity securities:
  Gross gains                                                          3       2      10
  Gross losses                                                      (111)     --      --
Gain on other investments                                             22       5       1
Associated amortization of DAC, VOBA, DSI, DFEL and changes
  in other contract holder funds                                      29     (37)    (53)
                                                                   -----   -----   -----
    Total realized loss on investments, excluding trading
      securities                                                    (113)     (8)    (20)
Loss on derivative instruments, excluding reinsurance embedded
  derivatives                                                         (2)      2      (2)
Associated amortization of DAC, VOBA, DSI, DFEL and changes in
  other contract holder funds                                          1      --       1
                                                                   -----   -----   -----
   Total realized loss on investments and derivative instruments    (114)     (6)    (21)
Gain on reinsurance embedded derivative/trading securities             2       4       5
                                                                   -----   -----   -----
    Total realized loss                                            $(112)  $  (2)  $ (16)
                                                                   =====   =====   =====
Write-downs for other-than-temporary impairments included in
  realized loss on investments above                               $(257)  $ (62)  $ (18)
                                                                   =====   =====   =====

SECURITIES LENDING

The carrying values of the securities pledged under securities lending agreements were $655 million and $1.0 billion as of December 31, 2007 and 2006. The fair values of these securities were $634 million and $989 million as of December 31, 2007 and 2006, respectively.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $480 million as of December 31, 2007 and 2006. The fair values of these securities were $502 million and $500 million as of December 31, 2007 and 2006, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments for fixed maturity securities, limited partnerships, real estate and mortgage loans on real estate were $1.2 billion, which includes $281 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2007 and 2006, other contract holder funds on our Consolidated Balance Sheets included $1.2 billion and $700 million, respectively, outstanding in funding agreements. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies and $300 million of such agreements were assumed as a result of the merger of Jefferson-Pilot into LNL. The $850 million of credit-linked notes are classified as asset-backed securities and are included in our fixed maturity securities on our Consolidated Balance Sheets. The $300 million of investments which were assumed as a result of the merger were classified as corporate bonds and are included in our fixed maturity securities on our Consolidated Balance Sheets.

We earn a spread between the coupon received on the credit-linked note and the interest credited on the funding agreement. Our credit linked notes were created using a trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The asset backing two of these credit-linked notes is a mid-AA rated asset-backed security secured by a pool of credit card receivables. The third credit-linked note is backed by a pool of assets which are guaranteed by MBIA, Inc, a financial guarantor and are mid-AA rated. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolio.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments if the issuers of the debt market instruments default on their obligations. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the initial credit losses. We own the mezzanine tranche of these investments, which currently carries a mid-AA rating. To date, there have been no defaults in any of the underlying collateral pools. Similar to other debt market instruments our maximum principal loss is limited to our original investment of $850 million as of December 31, 2007.

The fair market value of these investments has declined, causing unrealized losses. As of December 31, 2007, we had unrealized losses of $190 million on the $850 million in credit linked notes. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

The following summarizes information regarding our investments in these securities (dollars in millions):

                                     AMOUNT AND DATE OF ISSUANCE
                                  ---------------------------------
                                    $400         $200         $250
                                  DECEMBER      APRIL        APRIL
                                    2006         2007         2007
                                  --------     -------      -------
Amount of subordination(1)        $  2,184     $   410      $ 1,167
Maturity                          12/20/16     3/20/17      6/20/17
Current rating of tranche(1)            AA         Aa2           AA
Number of entities(1)                  125         100          102
Number of countries(1)                  20          21           14

----------
(1)  As of December 31, 2007.

--------------------------------------------------------------------------------
5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock and call options on the S&P 500 Index(R) are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2007 and 2006, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with the LINCOLN SMARTSECURITY(R) Advantage GMWB feature, the 4LATER(R) Advantage GIB feature and the i4LIFE(R) Advantage GIB feature that is available in our variable annuity products. This GMWB feature offers the contract holder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contract holder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at estimated fair value, with changes in estimated fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, contract holder behavior, available equity, interest rate and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 Index(R) call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to contract holders. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. The notional amounts of contract holder fund balances allocated to the equity-index options were $2.9 billion and $2.4 billion as of December 31, 2007 and 2006, respectively.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                                 AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                                             ASSETS  (LIABILITIES)
                                                                            ----------------------
                                                    NOTIONAL AMOUNTS        CARRYING OR FAIR VALUE
                                                    ------------------      ----------------------
                                                     2007        2006        2007            2006
                                                    ------      ------      -----           -----
Cash flow hedges
  Interest rate swap agreements                     $1,372      $1,188      $  (5)          $   8
  Foreign currency swaps                               366          86        (17)             (7)
  Call options (based on LNC stock)                     --          --          1               4
                                                    ------      ------      -----           -----
    Total cash flow hedges                           1,738       1,274        (21)              5
                                                    ------      ------      -----           -----

All other derivative instruments
  Interest rate cap agreements                       4,100       5,950          2               3
  Credit default swaps                                  60          20         --              --
  Call options (based on LNC stock)                      1           1         13              18
  Call options (based on S&P 500 Index(R))           2,858       2,357        149             185
                                                    ------      ------      -----           -----
    Total other derivative instruments               7,019       8,328        164             206

Embedded derivatives per SFAS 133                       --          --       (412)           (132)
                                                    ------      ------      -----           -----
      Total derivative instruments(1)               $8,757      $9,602      $(269)          $  79
                                                    ======      ======      =====           =====

----------
(1) Total derivative instruments as of December 31, 2007 were composed of an asset of $172 million recorded in derivative investments, a $230 million liability recorded in other contract holder funds and a liability of $211 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets. Total derivative instruments as of December 31, 2006 were composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in future contract benefits and a liability of $218 million recorded in reinsurance related derivative liability on our Consolidated Balance Sheets.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

We designate and account for the following as cash flow hedges, when they have met the requirements of SFAS 133: 1) interest rate swap agreements; 2) foreign currency swaps; and 3) call options on LNC stock. We recognized a gain (loss) of $1 million and $(1) for the years ended December 31, 2007 and 2006, in net income as a component of realized investment gains and losses, related to the ineffective portion of cash flow hedges. We recognized a loss of $2 million for the year ended December 31, 2007, a gain of $2 million for the year ended December 31, 2006 and a loss of $2 million for the year ended December 31, 2005 in OCI related to the change in market value on derivative instruments that were designated and qualify as cash flow hedges.

Gains and losses on derivative contracts that qualify as cash-flow hedges are reclassified from accumulated OCI to current period earnings. As of December 31, 2007, $4 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2008. This reclassification is primarily due to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our senior debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2007, 2006 and 2005, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open interest rate swap positions as of December 31, 2007 expire in 2008 through 2026.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued. The open foreign currency swap positions as of December 31, 2007 expire in 2014 through 2022.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within both our Individual Markets and Employer Markets businesses. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133. The open interest rate cap agreements as of December 31, 2007 expire in 2008 through 2011.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2007, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. The open credit default swaps as of December 31, 2007 expire in 2010 through 2012.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on our stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500 INDEX(R))
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index(R). Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited on our Consolidated Statements of Income. The open positions as of December 31, 2007 expire in 2008 through 2009.

We also calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheets, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of interest credited on our Consolidated Statements of Income.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded in net income as realized gains or losses on our Consolidated Statements of Income.

VARIABLE ANNUITY PRODUCTS
We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income as benefits on our Consolidated Statements of Income. As of December 31, 2007 and 2006, we had approximately $18.9 billion and $13.8 billion, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $4.9 billion and $2.7 billion, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GMWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES
We own various debt securities that either: 1) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or 2) contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $7 million, $78 million and $14 million during the years ended December 31, 2007, 2006 and 2005, respectively.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2007 are not discussed in this disclosure.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2007 and 2006, the exposure was $164 million and $176 million, respectively.

--------------------------------------------------------------------------------
6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          ------------------
                                          2007   2006   2005
                                          ----   ----   ----
Current                                   $372   $244   $111
Deferred                                   132    216    112
                                          ----   ----   ----
  Total federal income tax expense        $504   $460   $223
                                          ====   ====   ====

The effective tax rate on pre-tax income was lower than the prevailing corporate federal income tax rate. Included in tax-preferred investment income was a separate account dividend received deduction benefit of $88 million, $80 million and $55 million for the years ended December 31, 2007, 2006 and 2005, respectively, exclusive of any prior years' tax return resolution.

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                     FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                               ------------------------
                                                2007     2006     2005
                                               -----    -----    -----
Tax rate of 35% times pre-tax income           $ 610    $ 568    $ 303
Effect of:
  Tax-preferred investment income                (88)     (80)     (63)
  Tax credits                                    (22)     (21)     (14)
  Other                                            4       (7)      (3)
                                               -----    -----    -----
    Provision for income taxes                 $ 504    $ 460    $ 223
                                               =====    =====    =====
  Effective tax rate                              29%      28%      26%
                                               =====    =====    =====

The federal income tax liability (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                            AS OF DECEMBER 31,
                                            2007          2006
                                            ----          ----
Current                                     $390          $ 13
Deferred                                     239           615
                                            ----          ----
  Total federal income tax liability        $629          $628
                                            ====          ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                                    --------------------
                                                                     2007          2006
                                                                    ------        ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds            $1,904        $1,473
Reinsurance deferred gain                                              244           265
Net operating and capital loss carryforwards                            --            23
Modco embedded derivative                                               74            76
Postretirement benefits other than pensions                              8             7
Compensation and benefit plans                                         175           149
Ceding commission asset                                                  7             9
Other                                                                  139           147
                                                                    ------        ------
    Total deferred tax assets                                        2,551         2,149
                                                                    ------        ------
DEFERRED TAX LIABILITIES
DAC                                                                  1,962         1,555
Net unrealized gain on available-for-sale securities                    47           306
Net unrealized gain on trading securities                               71            74
Present value of business in-force                                     589           619
Other                                                                  121           210
                                                                    ------        ------
    Total deferred tax liabilities                                   2,790         2,764
                                                                    ------        ------
      Net deferred tax liability                                    $  239        $  615
                                                                    ======        ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger into LNL on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders Surplus." On October 22, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." In 2005 and 2006, the additional tax imposed on distributions from the special tax account, "Policyholders Surplus," was suspended. In addition, the statute provided that distributions made during the two-year suspension period would first reduce the Policyholders Surplus account balance. Our 2005 and 2006 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $272 million, of which $134 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits within the next 12 months in the range of $0 to $12 million. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                 FOR THE YEAR
                                                    ENDED
                                                 DECEMBER 31,
                                                     2007
                                                 ------------
Balance at beginning-of-year                     $        272
  Increases for prior year tax positions                    5
  Decreases for prior year tax positions                   (1)
  Increases for current year tax positions                 21
  Decreases for current year tax positions                 (7)
                                                 ------------
    Balance at end-of-year                       $        290
                                                 ============

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2007, 2006 and 2005, we recognized interest and penalty expense related to uncertain tax positions of $19 million, $13 million and $3 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $45 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot Corporation and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

--------------------------------------------------------------------------------
7. DAC, VOBA and DSI

Changes in DAC (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              ---------------------------
                                                                2007      2006      2005
                                                              -------   -------   -------
Balance at beginning-of-year                                  $ 4,577   $ 3,676   $ 2,904
  Cumulative effect of adoption of SOP 05-1                       (31)       --        --
  Dividend of FPP                                                (246)       --        --
  Deferrals                                                     2,002     1,479       934
  Amortization, net of interest:
    Unlocking                                                      29        25       111
    Other amortization                                           (710)     (651)     (538)
  Adjustment related to realized (gains) losses on
    available-for-sale securities and derivatives                  48       (38)      (48)
  Adjustment related to unrealized losses on
    available-for-sale securities and derivatives                  96        86       313
                                                              -------   -------   -------
      Balance at end-of-year                                  $ 5,765   $ 4,577   $ 3,676
                                                              =======   =======   =======

For the year ended December 31, 2007, the unlocking total includes $26 million in prospective unlocking from updates to assumptions for experience, $(50) million in model refinements and $53 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $36 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $90 million in prospective unlocking from updates to assumptions for experience and $21 million in retrospective unlocking.

Changes in VOBA (in millions) were as follows:

                                                                     FOR THE YEARS
                                                                   ENDED DECEMBER 31,
                                                              -------------------------
                                                                2007      2006     2005
                                                              -------   -------   -----
Balance at beginning-of-year                                  $ 3,032   $   742   $ 819
  Cumulative effect of adoption of SOP 05-1                       (35)       --      --
  Business acquired                                                14     2,478      --
  Deferrals                                                        46        96      --
  Amortization:
    Unlocking                                                      25         9     (11)
    Other amortization                                           (416)     (347)   (111)
  Accretion of interest                                           125       111      45
  Adjustment related to realized gains on
    available-for-sale securities and derivatives                  (6)       (9)     --
  Adjustment related to unrealized (gains) losses on
    available-for-sale securities and derivatives                  24       (48)     --
                                                              -------   -------   -----
      Balance at end-of-year                                  $ 2,809   $ 3,032   $ 742
                                                              =======   =======   =====

For the year ended December 31, 2007, the unlocking total includes $14 million in prospective unlocking from updates to assumptions for experience, $(2) million in model refinements and $13 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $5 million in prospective unlocking from updates to assumptions for experience and $4 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $(9) million in prospective unlocking from updates to assumptions for experience and $(2) million in retrospective unlocking.

Estimated future amortization of VOBA (in millions), net of interest, as of December 31, 2007 was as follows:

2008                $  276
2009                   252
2010                   238
2011                   208
2012                   191
Thereafter           1,668
                     -----
  Total             $2,833
                    ======

Changes in DSI (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                     ---------------------
                                                      2007    2006    2005
                                                     -----   -----   -----
Balance at beginning-of-year                         $ 194   $ 129   $  85
  Cumulative effect of adoption of SOP 05-1             (3)     --      --
  Deferrals                                            117      86      60
  Amortization, net of interest:
    Unlocking                                            2       4       3
    Other amortization                                 (31)    (25)    (19)
                                                     -----   -----   -----
      Balance at end-of-year                         $ 279   $ 194   $ 129
                                                     =====   =====   =====

For the year ended December 31, 2007, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience, $(1) million in model refinements and $1 million in retrospective unlocking. For the year ended December 31, 2006, the unlocking total includes $1 million in prospective unlocking from updates to assumptions for experience and $3 million in retrospective unlocking. For the year ended December 31, 2005, the unlocking total includes $2 million in prospective unlocking from updates to assumptions for experience and $1 million in retrospective unlocking.

--------------------------------------------------------------------------------
8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re Life & Health America, Inc. ("Swiss Re"), were as follows:

                                                                FOR THE YEARS
                                                              ENDED DECEMBER 31,
                                                          -------------------------
                                                            2007      2006     2005
                                                          -------   -------   -----
Reinsurance assumed                                       $    12   $     8   $   1
Reinsurance ceded                                          (1,063)   (1,021)   (767)
                                                          -------   -------   -----
  Net reinsurance premiums and fees                       $(1,051)  $(1,013)  $(766)
                                                          =======   =======   =====

Reinsurance recoveries netted against benefits            $ 1,249   $   904   $ 722
                                                          =======   =======   =====

We cede insurance to other companies. The portion of risks exceeding our retention limits is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $1.3 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.0 billion at December 31, 2007. Swiss Re has funded a trust, with a balance of $1.8 billion as of December 31, 2007, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2007, included $1.9 billion and $200 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2007, 2006 and 2005 we amortized $55 million, $49 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2007, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoveries from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoveries in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

--------------------------------------------------------------------------------
9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                   FOR THE YEAR ENDED DECEMBER 31, 2007
                                --------------------------------------------
                                BALANCE AT   PURCHASE     DIVIDEND   BALANCE
                                BEGINNING-  ACCOUNTING       OF      AT END-
                                 OF-YEAR    ADJUSTMENTS     FPP      OF-YEAR
                                ----------  -----------   --------   -------
Individual Markets:
  Life Insurance                $    2,181  $        20   $     (2)  $ 2,199
  Annuities                          1,032           14         --     1,046
Employer Markets:
  Retirement Products                   20           --         --        20
  Group Protection                     281           (7)        --       274
                                ----------  -----------   --------   -------
    Total goodwill              $    3,514  $        27   $     (2)  $ 3,539
                                ==========  ===========   ========   =======

                                    FOR THE YEAR ENDED DECEMBER 31, 2006
                                --------------------------------------------
                                BALANCE AT   PURCHASE    DIVIDEND    BALANCE
                                BEGINNING-  ACCOUNTING     OF        AT END-
                                 OF-YEAR    ADJUSTMENTS    FPP       OF-YEAR
                                ----------  -----------  --------    -------
Individual Markets:
  Life Insurance                $      855  $     1,326  $     --    $ 2,181
  Annuities                             44          988        --      1,032
Employer Markets:
  Retirement Products                   20           --        --         20
  Group Protection                      --          281        --        281
                                ----------  -----------  --------    -------
    Total goodwill              $      919  $     2,595  $     --    $ 3,514
                                ==========  ===========  ========    =======

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                   AS OF DECEMBER 31,
                                                    ----------------------------------------------
                                                              2007                    2006
                                                    ----------------------  ----------------------
                                                     GROSS                   GROSS
                                                    CARRYING   ACCUMULATED  CARRYING   ACCUMULATED
                                                     AMOUNT   AMORTIZATION   AMOUNT   AMORTIZATION
                                                    --------  ------------  --------  ------------
Individual Markets -- Life Insurance:
  Sales force                                       $    100  $          7  $    100  $          3

Employer Markets -- Retirement Products:
  Mutual fund contract rights(1)                           3            --        --            --
                                                    --------  ------------  --------  ------------
    Total                                           $    103  $          7  $    100  $          3
                                                    ========  ============  ========  ============

----------
(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2007 was as follows:

2008                                                                                  $ 4
2009                                                                                    4
2010                                                                                    4
2011                                                                                    4
2012                                                                                    4
Thereafter                                                                             73
                                                                                      ---
  Total                                                                               $93
                                                                                      ===

--------------------------------------------------------------------------------
10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2007       2006
                                                         --------   --------
RETURN OF NET DEPOSIT
Separate account value                                   $ 44,833   $ 38,306
Net amount at risk(1)                                          93         65
Average attained age of contract holders                 55 years   54 years
MINIMUM RETURN
Separate account value                                   $    355   $    405
Net amount at risk(1)                                          25         34
Average attained age of contract holders                 68 years   67 years
Guaranteed minimum return                                      5%         5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                   $ 25,537   $ 22,487
Net amount at risk(1)                                         359        193
Average attained age of contract holders                 64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                         2007          2006
                                                        -----         -----
Balance at beginning-of-year                            $  23         $  15
  Cumulative effect of adoption of SOP 05-1                (4)           --
  Changes in reserves                                      25            14
  Benefits paid                                            (6)           (6)
                                                        -----         -----
Balance at end-of-year                                  $  38         $  23
                                                        =====         =====

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2 million and $5 million for GMDB in 2007 and 2006, respectively. We utilize a delta hedging strategy for variable annuity products with a GMDB feature, which uses futures on U.S.-based equity market indices to hedge against movements in equity markets. The hedging strategy is designed so that changes in the value of the hedge contracts move in the opposite direction of equity market driven changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                                     AS OF DECEMBER 31,
                                                                   ---------------------
                                                                     2007          2006
                                                                   -------       -------
ASSET TYPE
Domestic equity                                                    $44,982       $39,260
International equity                                                 8,076         5,905
Bonds                                                                8,034         6,399
Money market                                                         6,545         5,594
                                                                   -------       -------
  Total                                                            $67,637       $57,158
                                                                   =======       =======
Percent of total variable annuity separate account values               97%           87%



--------------------------------------------------------------------------------
11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                            AS OF DECEMBER 31,
                                                          ---------------------
                                                            2007          2006
                                                          -------       -------
Account values and other contract holder funds            $56,668       $57,383
Deferred front-end loads                                      768           572
Contract holder dividends payable                             524           531
Premium deposit funds                                         113           130
Undistributed earnings on participating business               95           102
                                                          -------       -------
    Total other contract holder funds                     $58,168       $58,718
                                                          =======       =======

--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               --------------------
                                                2007          2006
                                               ------        ------
Short-term debt(1)                             $   18        $   21
Note due LNC, due September 2008                  155            --
                                               ------        ------
  Total short-term debt                        $  173        $   21
                                               ======        ======
Long-term debt:
  Note due LNC, due September 2008             $   --        $  139
  LIBOR + 1.00% note, due 2037                    375            --
  Surplus Notes due LNC:
    9.76% surplus note, due 2024                   50            50
    6.56% surplus note, due 2028                  500           500
    6.03% surplus note, due 2028                  750           750
                                               ------        ------
      Total surplus notes                       1,300         1,300
                                               ------        ------
        Total long-term debt                   $1,675        $1,439
                                               ======        ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. Also in 2006, the Board of Directors of LNC issued a Board Certificate guaranteeing that the consolidated subsidiary of LNL will maintain capital and surplus sufficient to meet the statutory surplus requirements of the insurance regulatory authority for the consolidated subsidiary of LNL and provide funds in cash to the consolidated subsidiary of LNL to ensure the timely payment of its obligations. Pursuant to that Board Certificate, as of December 31, 2007, $155 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2007, 2006 and 2005 was $56 million, $47 million and $55 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2007 were as follows:

2008                                                                                    $ 47
2009                                                                                      32
2010                                                                                      21
2011                                                                                      16
2012                                                                                      12
Thereafter                                                                                33
----                                                                                    ----
  Total                                                                                 $161
                                                                                        ====

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through Febru-ary 2010. Annual costs are dependent on usage but are expected to be approximately $8 million.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 46%, 48% and 48% of Individual Markets - Annuities variable annuity product deposits in December 31, 2007, 2006 and 2005, respectively, and represented approximately 66%, 67% and 67% of our total Individual Markets - Annuities variable annuity product account values as of December 31, 2007, 2006 and 2005 respectively. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets -Annuities segment include American Fund Insurance Series(SM)("AFIS") funds. For the Individual Markets - Annuities segment, AFIS funds accounted for 55%, 58% and 57% of variable annuity product deposits in 2007, 2006 and 2005 respectively and represented 75% of the segment's total variable annuity product account values as of December 31, 2007, 2006 and 2005.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES
We have guarantees with off-balance-sheet risks having contractual values of $2 million and $3 million as of December 31, 2007 and 2006, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

--------------------------------------------------------------------------------
14. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                       FOR THE YEARS ENDED
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------

                                                                                                      2007    2006    2005
                                                                                                      -----   -----   -----
UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year                                                                          $ 421   $ 452   $ 781
Other comprehensive income (loss):
  Unrealized holding losses arising during the year                                                    (871)    (96)   (805)
  Change in DAC, VOBA and other contract holder funds                                                   177      29     269
  Income tax benefit                                                                                    243      23     188
  Change in foreign currency exchange rate adjustment                                                    18       5       5
  Less:
    Reclassification adjustment for gains (losses) included in net income                              (164)     24      32
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           29     (37)    (53)
    Income tax benefit                                                                                   47       5       7
                                                                                                      -----   -----   -----
        Balance at end-of-year                                                                        $  76   $ 421   $ 452
                                                                                                      =====   =====   =====

                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                      -------------------
                                                                                                      2007    2006   2005
                                                                                                      ----    ----   ----
UNREALIZED GAINS (LOSSES) ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-year                                                                          $ (9)   $  7   $ 14
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                                             14     (22)     5
  Change in DAC, VOBA and other contract holder funds                                                   (6)      1     (7)
  Income tax benefit                                                                                    11       2     (6)
  Change in foreign currency exchange rate adjustment                                                  (30)      4     --
  Less:
    Reclassification adjustment for (gains) losses included in net income                               (2)      2     (2)
    Associated amortization of DAC, VOBA, DSI, DFEL and changes in other contract holder funds           1      --      1
    Income tax expense                                                                                  --      (1)    --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $(19)   $ (9)  $  7
                                                                                                      ====    ====   ====

MINIMUM PENSION LIABILITY ADJUSTMENT
Balance at beginning-of-year                                                                          $ --    $ (6)  $(13)
Other comprehensive income (loss):
  Adjustment arising during the year                                                                    --       6      7
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ --    $ --   $ (6)
                                                                                                      ====    ====   ====

FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance at beginning-of-year                                                                          $  4    $ --   $ --
Other comprehensive income (loss):
  Adjustment arising during the year                                                                   (13)     --     --
  Income tax benefit                                                                                     5      --     --
  Adjustment for adoption of SFAS 158, net of tax                                                       --       4     --
                                                                                                      ----    ----   ----
        Balance at end-of-year                                                                        $ (4)   $  4   $ --
                                                                                                      ====    ====   ====

--------------------------------------------------------------------------------
15. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                   ---------------------------
                                                                     2007      2006      2005
                                                                   -------   -------   -------
Commissions                                                        $ 2,051   $ 1,527   $   899
General and administrative expenses                                  1,234     1,093       965
DAC and VOBA deferrals and interest, net of amortization            (1,101)     (722)     (430)
Other intangibles amortization                                           4         3        --
Taxes, licenses and fees                                               192       158        81
Merger-related expenses                                                 92        27        29
                                                                   -------   -------   -------
    Total                                                          $ 2,472   $ 2,086   $ 1,544
                                                                   =======   =======   =======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income in the year incurred and are reflected within merger-related expenses in the table above.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                                                            TOTAL
                                                                                            -----
Restructuring reserve at December 31, 2006                                                  $   7
Amounts incurred in 2007
  Employee severance and termination benefits                                                   6
  Other                                                                                        14
                                                                                            -----
    Total 2007 restructuring charges                                                           20
Amounts expended in 2007                                                                      (25)
      Restructuring reserve at December 31, 2007                                            $   2
Additional amounts expended in 2007 that do not qualify as restructuring charges            $  72
Total expected costs                                                                          180
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. In addition, involuntary employee termination benefits were recorded in goodwill as part of the purchase price allocation, see
Note 3. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

--------------------------------------------------------------------------------
16. EMPLOYEE BENEFIT PLANS

Our employees, other than our U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans. Our U.S. insurance agents are included in various plans sponsored by either LNL or LNC, including pension and other postretirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including those of LNL, and prior to January 1, 1995, most full-time agents, including those of LNL. All benefits accruing under the defined benefit plan for agents were frozen as of December 31, 1994. On May 1, 2007, LNC announced plans to change the retirement benefits provided to employees, including those of LNL, including the "freeze" or cessation of benefit accruals under LNC's primary traditional defined benefit pension plans. The freeze became effective December 31, 2007. This prospective change in benefits will not impact any of the pension retirement benefits that were accrued up through December 31, 2007.

Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

As a result of the merger with Jefferson-Pilot, LNC maintains funded defined benefit pension plans for the former U.S. employees and agents of Jefferson-Pilot. Eligible retiring employees receive benefits based on years of service and final average earnings. The plans were funded through group annuity contracts with LNL. The assets of the plans were those of the related contracts, and were primarily held our separate accounts. During the fourth quarter of 2007, the group annuity contracts were liquidated. The assets were moved to a tax-exempt trust and are invested as described in the Plan Assets section below.

The plans are funded by contributions to tax-exempt trusts. Our funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2006 and 2007, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents, including those of
LNL: the Salary Continuation Plan for Executives of Lincoln National Corporation and Affiliates (the "ESC"), the Jefferson-Pilot Executive Special Supplemental Benefit Plan (the "ESSB") and supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of the merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified supplemental retirement plan for certain former employees of Jefferson-Pilot. The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

The ESC and ESSB were terminated effective December 31, 2007. The accrued benefits under the ESC and the ESSB on that date were converted to actuarial equivalent lump sum amounts and credited to special opening accounts (the "ESC Opening Balance Account" and the "ESSB Opening Balance Account") in the Lincoln National Corporation Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"), which was formerly known as The Lincoln National Corporation Executive Deferred Compensation Plan for Employees. In both cases, the accrued benefits were calculated as if our executives had received a distribution at age 62, reduced under the relevant age 62 early retirement reduction factors provided under each plan (as if the executive had remained employed until age
62).

The supplemental executive retirement plan provided defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"). Effective January 1, 2000, this plan was amended to freeze benefits payable under this plan and a second supplemental executive retirement plan was established for this same group of executives. The benefits payable to the executives under this plan will not be less than they would have been under the pre-acquisition plan. The benefit is based on an average compensation figure that is not less than the minimum three-year average compensation figure in effect for these executives as of December 31, 1999. Any benefits payable from this plan are reduced by benefits payable from our employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for LNC for 10 years and attained age 55 (age 60 for agents), including those of LNL. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attained the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Effective July 1, 1999, the agents' postretirement plan was amended to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretire-ment plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations subsequent to the adoption of SFAS 158 was as follows:

                                                                     AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                                 -------------------------------------------------
                                                                  2007          2006    2007                  2006
                                                                 -----         -----    ----                  ----
                                                                                                   OTHER
                                                                   PENSION BENEFITS       POSTRETIREMENT BENEFITS
                                                                 -------------------    --------------------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                                  $ 141         $  93    $ --                  $ --
Actual return on plan assets                                         8            15      --                    --
Company contributions                                               (1)           --       2                     2
Benefits paid                                                       (8)           (7)     (2)                   (2)
Purchase accounting adjustments                                     --            40      --                    --
                                                                 -----         -----    ----                  ----
  Fair value at end-of-year                                        140           141      --                    --
                                                                 -----         -----    ----                  ----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                                       117            92      19                    22
Interest cost                                                        7             6       1                     1
Plan participants' contributions                                    --            --       1                     1
Actuarial gains                                                     --            (3)     (4)                   (3)
Benefits paid                                                       (8)           (7)     (3)                   (2)
Purchase accounting adjustments                                     --            29      --                    --
                                                                 -----         -----    ----                  ----
  Balance at end-of-year                                           116           117      14                    19
                                                                 -----         -----    ----                  ----
    Funded status of the plans                                   $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                                     $  25         $  25    $ --                  $ --
Other liabilities                                                   (1)           (1)    (14)                  (19)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $  24         $  24    $(14)                 $(19)
                                                                 =====         =====    ====                  ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                                  $   8         $  (2)   $ (4)                 $ (2)
                                                                 -----         -----    ----                  ----
  Net amount recognized                                          $   8         $  (2)   $ (4)                 $ (2)
                                                                 =====         =====    ====                  ====
WEIGHTED-AVERAGE ASSUMPTIONS
Weighted-average discount rate                                    6.00%         5.75%   6.00%                 5.75%
Expected return on plan assets                                    8.00%         8.00%   0.00%                 0.00%

RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                          4.00%         4.00%   4.00%                 4.00%

We use December 31 as the measurement date for the pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. LNC reevaluates this assumption at an interim date each plan year. For 2008, the expected return on plan assets for the pension plan will be 8%. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12% for 2007. It further assumes the rate will gradually decrease to 5% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have an immaterial effect on accumulated postretirement benefit obligations and total service and interest cost components.

Information for our pension plans with accumulated benefit obligations in excess of plan assets (in millions) was as follows:

                                                                                AS OF DECEMBER 31,
                                                                                ------------------
                                                                                2007          2006
                                                                                ----          ----
Accumulated benefit obligation                                                  $ 1           $ 1
Projected benefit obligation                                                      1             1
Fair value of plan assets(1)                                                     --            --

----------
(1)  The plan is unfunded.

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------
                                                 PENSION BENEFITS     OTHER POSTRETIREMENT BENEFITS
                                               ---------------------  ------------------------------
                                               2007     2006    2005  2007        2006          2005
                                               ----     ----    ----  ----        ----          ----
Interest cost                                  $  7     $ 6     $ 5   $ 1         $  1          $  1
Expected return on plan assets                  (11)     (9)     (6)   --           --            --
Recognized net actuarial (gain) loss             --       1       1    (1)          --            --
                                               ----     ----    ----  ----        ----          ----
  Net periodic benefit expense (recovery)      $ (4)    $(2)    $ --  $ --        $  1          $  1
                                               ====     ===     ====  ====        ====          ====

LNC maintains a defined contribution plan for its U.S. financial planners and advisors ("agents"), including those of LNL. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, LNC assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees.

Contributions to this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain highly compensated LNC agents. The combined expenses for these plans were $4 million for the year ended December 31, 2007 and $3 million for the years ended December 31, 2006 and 2005. These expenses reflect both the contribution as well as changes in the measurement of the liabilities under these plans.

PLAN ASSETS

Our pension plan asset allocations by asset category (in millions) based on estimated fair values were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2007         2006
                                        ----         ----
Equity securities                        52%          66%
Fixed income securities                  48%          32%
Cash and cash equivalents                 0%           2%
                                        ----         ----
  Total plan asset allocations          100%         100%
                                        ====         ====

The primary investment objective of our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made using the following asset classes: domestic and international equity, fixed income securities, real estate and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                            WEIGHTING RANGE
                                            ---------------
                                            TARGET    RANGE
                                            ------    -----
Domestic large cap equity                    35%     30%-40%
International equity                         15%     10%-20%
Fixed income                                 50%     45%-55%
Cash equivalents                              0%      0%-5%

Within the broad ranges provided above, we currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap growth (15%), large cap value (15%) and small cap (5%). Fixed income allocations are weighted between core fixed income and long term bonds to track changes in the plan's liability duration. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices:
Russell 1000, Europe, Australia and Far East, Lehman Aggregate and Citi-group 90-day T-Bill. LNC reviews this investment policy on an annual basis.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan target allocations. LNC reevaluates this assumption at an interim date each plan year.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During 2007, the management of the equity portion of the plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

LNC does not expect to contribute to the qualified defined benefit pension plans in 2008. LNC expects to fund approximately the following amounts (in millions) for benefit payments for LNC's unfunded non-qualified defined benefit plan and postretirement benefit plan:

                              PENSION PLANS                         POSTRETIREMENT PLANS
                    -------------------------------            ------------------------------
                      NON-
                    QUALIFIED                                                         NOT
                     DEFINED             REFLECTING                                REFLECTING
                     BENEFIT              MEDICARE             MEDICARE             MEDICARE
                     PENSION               PART D               PART D               PART D
                      PLANS               SUBSIDY              SUBSIDY              SUBSIDY
                    ---------            ----------            --------            ----------
2008                  $ --                  $1                  $(1)                  $2
2009                    --                   1                   (1)                   2
2010                    --                   1                   (1)                   2
2011                    --                   1                   (1)                   2
2012                    --                   1                   (1)                   2
Thereafter              --                   6                   (1)                   7

401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC also sponsors contributory defined contribution plans for eligible U.S. employees and agents, including those of LNL. These plans include 401(k) plans and defined contribution money purchase plans for eligible agents of the former Jefferson-Pilot. LNC's contribution to both the employees' and agents' 401(k) plans, excluding the former Jefferson-Pilot agents, is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, LNC's contributions to the employees' 401(k) plan on behalf of the former Jefferson-Pilot employees were the same as the contribution provided to eligible Lincoln participants. LNC's contributions to the agents' 401(k) Plan on behalf of the former Jefferson-Pilot agents is equal to 10% of each participant's pre-tax contributions, not to exceed 6% of eligible compensation. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with LNC's announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to their employees' 401(k) plan effective January 1, 2008. For all participants, including those of LNL, a number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for legacy LNC employees and a minimum 5-year service requirement for former Jefferson-Pilot employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

The Jefferson-Pilot Life Insurance Company Agents' Retirement Plan is a money purchase plan for eligible agents that provides for an employer contribution equal to 5% of a participant's eligible compensation.

Expense for the 401(k) and profit sharing plans was $31 million, $22 million and $25 million for the years ended December 31, 2007, 2006 and 2005, respectively.

DEFERRED COMPENSATION PLANS
LNC sponsors the DC SERP for certain U.S. employees, including those of LNL, and deferred compensation plans for certain agents, including those of LNL. Plan participants may elect to defer payment of a portion of their compensation as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of LNC's contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans was $11 million, $17 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively. These expenses reflect both our employer matching contributions of $1 million, $4 million and $3 million, respectively, as well as increases in the measurement of our liabilities net of the total return swap, described in Note 5, under these plans of $10 million, $13 million and $8 million for the years ended December 31, 2007, 2006 and 2005, respectively.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plans.

LNC also sponsors a deferred compensation plan for certain eligible agents, including those of LNL. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant.

As a result of the merger with Jefferson-Pilot, LNC also sponsors a deferred compensation plan for former agents of Jefferson-Pilot. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plan. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC does not make matching contributions to this plan, and LNC stock is not an investment option of the plan.

LNC also sponsors a deferred compensation plan for certain former agents of Jefferson-Pilot that participate in the Jefferson-Pilot Life Insurance Company Agents' Retirement Plan. The Plan provides for company contributions equal to 5% of eligible compensation for earnings in excess of the limits imposed by the Federal government.

The total liabilities associated with the employee and agent plans were $137 million and $158 million as of December 31, 2007 and 2006, respectively.

--------------------------------------------------------------------------------
17. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                          -------------------
                                                           2007  2006   2005
                                                           ----  ----   ----
Stock options                                              $ 10  $  3   $ --
Shares                                                        3    19     14
Cash awards                                                  --     1      1
SARs                                                          5    (1)     2
Restricted stock                                              6     1      1
                                                           ----  ----   ----
  Total stock-based incentive compensation expense         $ 24  $ 23   $ 18
                                                           ====  ====   ====
Recognized tax benefit                                     $  8  $  8   $  6

--------------------------------------------------------------------------------
18. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the insurance departments of LNL and LLANY's states of domicile. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis. Statutory net income was $971 million, $299 million and $544 million for the years ended December 31, 2007, 2006 and 2005. The increase in statutory net income from 2006 to 2007 was driven primarily by two factors. The first factor was the release of statutory reserves as a result of the merger of JPL and JPFIC into LNL as described in
Note 1. The second factor was an internal transfer of ownership of FPP from LNL to our parent company, LNC, as referenced in Note 1. As a result of this transfer, we recognized a realized gain for the cumulative unrealized gain of our investment in FPP as the date of the transfer. Statutory capital and surplus was $5.1 billion and $3.0 billion as of December 31, 2007 and 2006, respectively.

LNL is domiciled in Indiana. The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. We calculate reserves on universal life policies based on the Indiana universal life method, which caused statutory surplus to be higher than NAIC statutory surplus by $246 million and $227 million as of December 31, 2007 and 2006, respectively. We are also permitted by Indiana to use a more conservative valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $14 million as of December 31, 2007 and 2006. A new statutory reserving standard, Actuarial Guideline VACARVM, is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to higher benefit reserves, lower risk-based capital ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Generally, these restrictions pose no short-term liquidity concerns for the holding company. For example, under Indiana laws and regulations, we may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, exceed the statutory limitation.

The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner; or (ii) the insurer's statutory net gain from operations for the previous twelve months. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $144 million, $568 million and $200 million to LNC during the years ended December 31, 2007, 2006 and 2005, respectively, which did not require prior approval of the Commissioner. In addition, we paid cash dividends of $626 million and a non-cash dividend of $292 million (attributable to the FPP dividend) in 2007 after approval was received from the Commissioner. Based upon anticipated ongoing positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of approximately $895 million in 2008 without prior approval from the Commissioner.

--------------------------------------------------------------------------------
19. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SHORT-TERM AND LONG-TERM DEBT

Fair values for our senior notes and capital securities are based on quoted market prices or estimated using discounted cash flow analysis based on our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. Fair values for junior subordinated debentures issued to affiliated trusts are based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), limited partnerships, mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying Consolidated Balance Sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                   AS OF DECEMBER 31,
                                                                        -----------------------------------------
                                                                                2007                 2006
                                                                        ------------------    -------------------
                                                                        CARRYING     FAIR     CARRYING     FAIR
                                                                          VALUE      VALUE      VALUE      VALUE
                                                                        --------   --------   --------   --------
ASSETS
Available-for-sale securities:
  Fixed maturities                                                      $ 53,405   $ 53,405   $ 54,697   $ 54,697
  Equity                                                                     134        134        218        218
Trading securities                                                         2,533      2,533      2,820      2,820
Mortgage loans on real estate                                              7,117      7,291      7,344      7,530
Derivative instruments                                                       172        172        245        245
Other investments                                                            986        986        783        783
Cash and invested cash                                                     1,395      1,395      1,762      1,762
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts                          (21,173)   (20,515)   (28,628)   (28,605)
  Remaining guaranteed interest and similar contracts                       (619)      (619)      (668)      (668)
  Embedded derivative instruments -- living benefits (liabilities)
    contra liabilities                                                      (229)      (229)        52         52
Reinsurance related derivative liability                                    (211)      (211)      (218)      (218)
Short-term debt                                                             (173)      (173)       (21)       (21)
Long-term debt                                                            (1,675)    (1,569)    (1,439)    (1,394)
OFF-BALANCE-SHEET
Guarantees                                                                    --         (2)        --         (3)
Investment commitments                                                        --         --         --     (1,308)

--------------------------------------------------------------------------------
20. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Annuities segment also offers broker-dealer services. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and survivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses), along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re. Other Operations also includes the eliminations of intercompany transactions.

Segment operating revenues and income (loss) from operations are internal measures used by our management to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses and the amortization of deferred gain arising from reserve development on business sold through reinsurance. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses, losses on early retirement of debt and reserve development net of related amortization on business sold through reinsurance. Our management and Board of Directors believe that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                                       $ 2,237   $ 1,914   $ 1,309
    Life Insurance                                    3,696     3,178     1,840
                                                    -------   -------   -------
      Total Individual Markets                        5,933     5,092     3,149
                                                    -------   -------   -------
  Employer Markets:
    Retirement Products                               1,423     1,356     1,168
    Group Protection                                  1,500     1,032        --
                                                    -------   -------   -------
      Total Employer Markets                          2,923     2,388     1,168
                                                    -------   -------   -------
  Other Operations                                      285       310       309
Realized loss(1)                                       (112)       (2)      (16)
Amortization of deferred gain on indemnity
  reinsurance related to reserve developments             9         1         1
                                                    -------   -------   -------
      Total revenues                                $ 9,038   $ 7,789   $ 4,611
                                                    =======   =======   =======

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                --------------------------
                                                                  2007      2006     2005
                                                                -------   -------   -----
NET INCOME
Operating income:
  Individual Markets:
    Annuities                                                   $   401   $   323   $ 197
    Life Insurance                                                  623       470     238
                                                                -------   -------   -----
      Total Individual Markets                                    1,024       793     435
                                                                -------   -------   -----
Employer Markets:
  Retirement Products                                               225       249     206
  Group Protection                                                  114        99      --
                                                                -------   -------   -----
      Total Employer Markets                                        339       348     206
                                                                -------   -------   -----
  Other Operations                                                  (45)       20      12
Realized loss(1)                                                    (72)       (1)    (10)
Reserve development, net of related amortization on
  business sold through indemnity reinsurance                        (7)        1       1
                                                                -------   -------   -----
    Net income                                                  $ 1,239   $ 1,161   $ 644
                                                                =======   =======   =====

----------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      2007    2006     2005
                                                     ------  ------  ------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                          $1,028  $1,033  $  608
  Life Insurance                                      1,762   1,502     907
                                                     ------  ------  ------
    Total Individual Markets                          2,790   2,535   1,515
                                                     ------  ------  ------
Employer Markets:
  Retirement Products                                 1,100   1,054     892
  Group Protection                                      115      80      --
                                                     ------  ------  ------
    Total Employer Markets                            1,215   1,134     892
                                                     ------  ------  ------
Other Operations                                        183     200     185
                                                     ------  ------  ------
      Total net investment income                    $4,188  $3,869  $2,592
                                                     ======  ======  ======

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                            -------------------
                                                                             2007  2006  2005
                                                                             ----  ----  -----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                                  $337  $316  $ 183
  Life Insurance                                                              467   436    259
                                                                             ----  ----  -----
    Total Individual Markets                                                  804   752    442
                                                                             ----  ----  -----
Employer Markets:
  Retirement Products                                                         112    84     63
  Group Protection                                                             31    16     --
                                                                             ----  ----  -----
    Total Employer Markets                                                    143   100     63
                                                                             ----  ----  -----
Other Operations                                                               --     1     (1)
                                                                             ----  ----  -----
      Total amortization of DAC and VOBA                                     $947  $853  $ 504
                                                                             ====  ====  =====

                                                                      FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                      -------------------
                                                                       2007   2006   2005
                                                                      -----   ----  -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Individual Markets:
  Annuities                                                           $ 114   $ 46  $  40
  Life Insurance                                                        317    235    115
                                                                      -----   ----  -----
    Total Individual Markets                                            431    281    155
                                                                      -----   ----  -----
Employer Markets:
  Retirement Products                                                    90     97     80
  Group Protection                                                       61     53     --
                                                                      -----   ----  -----
     Total Employer Markets                                             151    150     80
                                                                      -----   ----  -----
Other Operations                                                        (35)    29     (6)
Realized loss                                                           (39)    --     (6)
Loss on early retirement of debt                                         --     --     --
Amortization of deferred gain on idemnity reinsurance
  related to reserve developments                                        (4)    --     --
                                                                      -----   ----  -----
      Total income tax expense                                        $ 504   $460   $223
                                                                      =====   ====   ====

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2007      2006
                                     --------  --------
ASSETS
Individual Markets:
  Annuities                          $ 81,112  $ 70,736
  Life Insurance                       40,780    42,177
                                     --------  --------
    Total Individual Markets          121,892   112,913
                                     --------  --------
Employer Markets:
  Retirement Products                  38,271    37,274
  Group Protection                      1,471     1,849
                                     --------  --------
    Total Employer Markets             39,742    39,123
                                     --------  --------
Other Operations                       12,692    12,780
                                     --------  --------
    Total assets                     $174,326  $164,816
                                     ========  ========

--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2007 and 2006 include our participation in a cash management agreement with LNC of $420 million and $389 million, respectively. Related investment income was $30 million, $14 million and $6 million in 2007, 2006 and 2005, respectively. Short-term debt represents notes payable to LNC of $18 million and $21 million at December 31, 2007 and 2006, respectively. Total interest expense for this short-term debt was $1 million, $2 million and $1 million for the years ended December 31, 2007, 2006 and 2005, respectively. As shown in Note 12, LNC supplied funding to us totaling $1.7 billion in 2007 and $1.4 billion in 2006, in exchange for notes. The interest expense on these notes was $96 million, $84 million and $78 million for the years ended December 31, 2007, 2006 and 2005, respectively.

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales. This resulted in net payments of $99 million, $59 million and $122 million for the years ended December 31, 2007, 2006 and 2005, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Consolidated Balance Sheets, was $10 million and $8 million as of December 31, 2007 and 2006, respectively.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products. As a result, we received fees of $62 million, $36 million and $41 million from DMH for transfer pricing in 2007, 2006, and 2005.

DMH is responsible for the management of our general account investments. We paid fees of $38 million, $57 million and $72 million for the years ended December 31, 2007, 2006 and 2005, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Consolidated Statements of Income.

We cede and accept reinsurance from affiliated companies. As discussed in Note 8, we cede certain Guaranteed Benefit risks (including certain GMDB and GMWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. The caption insurance premiums, on the accompanying Consolidated Statements of Income, was reduced for premiums paid on these contracts for the years ended December 31, 2007, 2006 and 2005 by $308 million, $234 million and $219 million, respectively. Future contract benefits on the accompanying Consolidated Balance Sheets have been reduced by $1.3 billion and $1.1 billion as of December 31, 2007 and 2006, respectively.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.4 billion and $1.1 billion at December 31, 2007 and 2006, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

22. Supplemental Disclosures of Cash Flow Information

The following summarizes our supplemental cash flow data (in millions):

                                                                         FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                      -------------------------
                                                                        2007      2006     2005
                                                                      -------   --------   ----
Interest paid                                                         $   104   $     85   $59
Income taxes paid                                                         194        310    75
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and
      invested cash)                                                  $    41   $ 37,356   $--
    Fair value of liabilities assumed                                     (50)   (30,424)   --
                                                                      -------   --------   ----
      Total purchase price                                            $    (9)  $  6,932   $--
                                                                      =======   ========   ====

  Dividend of FPP:
    Carrying value of assets (includes cash and invested cash)        $ 2,772   $     --   $--
    Carrying value of liabilities                                      (2,280)        --    --
                                                                      -------   --------   ----
       Total dividend of FPP                                          $   492   $     --   $--
                                                                      =======   ========   ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2007 and 2006, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes. Also, as discussed in Note 2 of the consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement plans.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2008

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                                  CONTRACT                    CONTRACT      GUARANTEE
                                                                 PURCHASES                  REDEMPTIONS      CHARGES
                                                                  DUE FROM                     DUE TO       PAYABLE TO
                                                                THE LINCOLN                 THE LINCOLN    THE LINCOLN
                                                               NATIONAL LIFE               NATIONAL LIFE  NATIONAL LIFE
                                                                 INSURANCE       TOTAL        INSURANCE      INSURANCE
SUBACCOUNT                                       INVESTMENTS      COMPANY       ASSETS        COMPANY         COMPANY     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                    $15,306,129       $5,339     $15,311,468     $   --          $1,014     $15,310,454
AIM V.I. Core Equity                              15,830,045        5,181      15,835,226         --           1,048      15,834,178
AIM V.I. Diversified Income                          817,851           --         817,851         66              54         817,731
AIM V.I. International Growth                      8,165,456        7,601       8,173,057         --             540       8,172,517
ABVPSF Global Technology Class A                   1,558,715           --       1,558,715         --              97       1,558,618
ABVPSF Growth and Income Class A                   9,180,832           --       9,180,832         --             564       9,180,268
ABVPSF International Value Class A                 2,769,329        5,000       2,774,329         --             143       2,774,186
ABVPSF Large Cap Growth Class A                    1,778,453           --       1,778,453         --             118       1,778,335
ABVPSF Small/Mid Cap Value Class A                 8,028,572       18,353       8,046,925         --             490       8,046,435
American Century VP Inflation Protection           3,852,284        9,911       3,862,195         --             222       3,861,973
American Funds Global Growth Class 2               6,909,938        7,981       6,917,919         --             384       6,917,535
American Funds Global Small
   Capitalization Class 2                         13,829,683       33,355      13,863,038         --             848      13,862,190
American Funds Growth Class 2                     57,118,953       71,689      57,190,642         --           3,571      57,187,071
American Funds Growth-Income Class 2              40,034,084       40,100      40,074,184         --           2,495      40,071,689
American Funds International Class 2              23,799,213       34,993      23,834,206         --           1,443      23,832,763
Delaware VIPT Capital Reserves                       368,568           --         368,568         --              19         368,549
Delaware VIPT Diversified Income                   6,833,165       13,799       6,846,964         --             387       6,846,577
Delaware VIPT Emerging Markets                    16,418,708       29,628      16,448,336         --             982      16,447,354
Delaware VIPT High Yield                           9,271,784       12,327       9,284,111         --             572       9,283,539
Delaware VIPT REIT                                 9,652,143       16,442       9,668,585         --             594       9,667,991
Delaware VIPT Small Cap Value                     22,996,952           --      22,996,952      2,685           1,466      22,992,801
Delaware VIPT Trend                               13,159,459        7,203      13,166,662         --             861      13,165,801
Delaware VIPT U.S. Growth                            636,710           --         636,710         --              39         636,671
Delaware VIPT Value                               12,962,316       32,333      12,994,649         --             750      12,993,899
DWS VIP Equity 500 Index                          48,637,511       20,482      48,657,993         --           3,068      48,654,925
DWS VIP Small Cap Index                            6,586,988        2,691       6,589,679         --             418       6,589,261
Fidelity VIP Asset Manager                           885,137           --         885,137         --              58         885,079
Fidelity VIP Contrafund Service Class             32,622,738       27,198      32,649,936         --           2,046      32,647,890
Fidelity VIP Equity-Income                         3,972,968        1,236       3,974,204         --             262       3,973,942
Fidelity VIP Equity-Income Service Class           3,289,470            9       3,289,479         --             211       3,289,268
Fidelity VIP Growth Service Class                  7,713,554       21,514       7,735,068         --             497       7,734,571
Fidelity VIP Growth Opportunities Service Class    1,707,018           --       1,707,018        105             113       1,706,800
Fidelity VIP High Income Service Class             1,996,765           --       1,996,765         32             131       1,996,602
Fidelity VIP Investment Grade Bond                 2,371,847           --       2,371,847         16             155       2,371,676
Fidelity VIP Mid Cap Service Class                 2,829,404        7,515       2,836,919         --             145       2,836,774
Fidelity VIP Overseas Service Class                5,162,901       25,977       5,188,878         --             317       5,188,561
FTVIPT Franklin Income Securities                  1,290,855        2,227       1,293,082         --              71       1,293,011
FTVIPT Franklin Small-Mid Cap
   Growth Securities                               3,980,667        9,067       3,989,734         --             241       3,989,493
FTVIPT Mutual Shares Securities                    1,712,404        5,000       1,717,404         --              91       1,717,313
FTVIPT Templeton Foreign Securities                5,557,423        1,239       5,558,662         --             366       5,558,296
FTVIPT Templeton Foreign Securities Class 2        6,237,297        1,646       6,238,943         --             411       6,238,532
FTVIPT Templeton Global Asset Allocation           3,904,366           --       3,904,366         50             257       3,904,059
FTVIPT Templeton Global Income Securities          1,320,848        7,227       1,328,075         --              67       1,328,008
FTVIPT Templeton Growth Securities                 6,002,358           --       6,002,358        168             363       6,001,827
FTVIPT Templeton Growth Securities Class 2         2,407,333           --       2,407,333          4             159       2,407,170
Janus Aspen Series Balanced                       10,358,391       14,995      10,373,386         --             681      10,372,705
Janus Aspen Series Balanced Service Shares         1,537,696           23       1,537,719         --             100       1,537,619
Janus Aspen Series Global Technology
   Service Shares                                  1,609,724          151       1,609,875         --             106       1,609,769
Janus Aspen Series Mid Cap Growth
   Service Shares                                  2,852,111           --       2,852,111         --             185       2,851,926

See accompanying notes.

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                                 CONTRACT                     CONTRACT      GUARANTEE
                                                                PURCHASES                   REDEMPTIONS      CHARGES
                                                                 DUE FROM                      DUE TO       PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                              NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                                INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide Growth             $  8,272,524     $21,725      $8,294,249     $     --         $  545     $8,293,704
Janus Aspen Series Worldwide
   Growth Service Shares                           1,965,276       5,730       1,971,006           --            130      1,970,876
Lincoln VIPT Baron Growth Opportunities               39,048         216          39,264           --              2         39,262
Lincoln VIPT Baron Growth Opportunities
   Service Class                                   6,123,307       2,662       6,125,969           --            394      6,125,575
Lincoln VIPT Capital Growth                           23,441          --          23,441           --              1         23,440
Lincoln VIPT Cohen & Steers Global Real Estate       419,916      11,827         431,743           --             20        431,723
Lincoln VIPT Delaware Bond                        34,347,096      34,719      34,381,815           --          2,155     34,379,660
Lincoln VIPT Delaware Growth and Income              230,784       2,081         232,865           --             12        232,853
Lincoln VIPT Delaware Social Awareness             1,110,468       2,227       1,112,695           --             68      1,112,627
Lincoln VIPT Delaware Special Opportunities           36,893          --          36,893           --              2         36,891
Lincoln VIPT FI Equity-Income                      4,001,050       9,384       4,010,434           --            257      4,010,177
Lincoln VIPT Janus Capital Appreciation            3,467,781       4,558       3,472,339           --            211      3,472,128
Lincoln VIPT Marsico International Growth            333,691       7,227         340,918           --             19        340,899
Lincoln VIPT MFS Value                                59,418          --          59,418           --              3         59,415
Lincoln VIPT Mid-Cap Growth                          166,296          --         166,296           --              8        166,288
Lincoln VIPT Mid-Cap Value                           151,431       5,000         156,431           --              7        156,424
Lincoln VIPT Mondrian International Value         12,625,348      19,759      12,645,107           --            757     12,644,350
Lincoln VIPT Money Market                         29,167,558          --      29,167,558      198,844          1,766     28,966,948
Lincoln VIPT S&P 500 Index                           726,194       2,227         728,421           --             34        728,387
Lincoln VIPT Small-Cap Index                         114,462       2,227         116,689           --              6        116,683
Lincoln VIPT T. Rowe Price Growth Stock               25,647          --          25,647           --              1         25,646
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                                  1,340,044       3,736       1,343,780           --             78      1,343,702
Lincoln VIPT Templeton Growth                         22,516       2,227          24,743           --              1         24,742
Lincoln VIPT UBS Global Asset Allocation           2,343,573       2,800       2,346,373           --            136      2,346,237
Lincoln VIPT Wilshire 2020 Profile                    36,416          --          36,416           --              2         36,414
Lincoln VIPT Wilshire 2030 Profile                   199,734          --         199,734           --              8        199,726
Lincoln VIPT Wilshire 2040 Profile                        --      22,864          22,864           --             --         22,864
Lincoln VIPT Wilshire Aggressive Profile           1,118,868          --       1,118,868           --             56      1,118,812
Lincoln VIPT Wilshire Conservative Profile           615,040          --         615,040           --             35        615,005
Lincoln VIPT Wilshire Moderate Profile             3,901,146          --       3,901,146           --            185      3,900,961
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                              2,825,462          --       2,825,462           --            151      2,825,311
M Fund Brandes International Equity                2,226,034          --       2,226,034           --            127      2,225,907
M Fund Business Opportunity Value                    228,158          --         228,158           --             11        228,147
M Fund Frontier Capital Appreciation               1,227,214         216       1,227,430           --             67      1,227,363
M Fund Turner Core Growth                          1,138,692          --       1,138,692           --             65      1,138,627
MFS VIT Core Equity                                  779,963          --         779,963           --             51        779,912
MFS VIT Emerging Growth                            8,461,603       3,638       8,465,241           --            556      8,464,685
MFS VIT Total Return                              18,999,211       5,487      19,004,698           --          1,214     19,003,484
MFS VIT Utilities                                 16,690,023       8,670      16,698,693           --          1,071     16,697,622
NB AMT Mid-Cap Growth                             12,824,292      10,812      12,835,104           --            819     12,834,285
NB AMT Partners                                    3,063,874         595       3,064,469           --            203      3,064,266
NB AMT Regency                                     4,598,929      14,781       4,613,710           --            278      4,613,432
PIMCO VIT OPCAP Global Equity                        482,521          --         482,521            8             32        482,481
PIMCO VIT OPCAP Managed                              597,286          --         597,286           --             39        597,247
Putnam VT Growth & Income Class IB                   657,647          --         657,647           --             43        657,604
Putnam VT Health Sciences Class IB                   892,445          --         892,445           --             59        892,386

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                                       DIVIDENDS
                                                          FROM       MORTALITY AND        NET
                                                       INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                               INCOME    GUARANTEE CHARGES  INCOME (LOSS)
---------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $       --      $(119,577)      $ (119,577)
AIM V.I. Core Equity                                      176,750       (127,693)          49,057
AIM V.I. Diversified Income                                59,888         (6,906)          52,982
AIM V.I. International Growth                              32,126        (58,565)         (26,439)
ABVPSF Global Technology Class A                               --         (8,918)          (8,918)
ABVPSF Growth and Income Class A                          126,530        (67,795)          58,735
ABVPSF International Value Class A                         19,822        (11,597)           8,225
ABVPSF Large Cap Growth Class A                                --        (11,557)         (11,557)
ABVPSF Small/Mid Cap Value Class A                         65,809        (57,868)           7,941
American Century VP Inflation Protection                  155,830        (23,278)         132,552
American Funds Global Growth Class 2                      170,915        (39,817)         131,098
American Funds Global Small Capitalization Class 2        380,316        (98,164)         282,152
American Funds Growth Class 2                             436,749       (420,373)          16,376
American Funds Growth-Income Class 2                      615,940       (304,431)         311,509
American Funds International Class 2                      333,070       (153,235)         179,835
Delaware VIPT Capital Reserves                             16,064         (2,044)          14,020
Delaware VIPT Diversified Income                          165,944        (38,717)         127,227
Delaware VIPT Emerging Markets                            196,763        (97,241)          99,522
Delaware VIPT High Yield                                  569,428        (70,734)         498,694
Delaware VIPT REIT                                        154,799        (86,899)          67,900
Delaware VIPT Small Cap Value                             130,365       (201,964)         (71,599)
Delaware VIPT Trend                                            --       (100,242)        (100,242)
Delaware VIPT U.S. Growth                                      --         (4,632)          (4,632)
Delaware VIPT Value                                       176,175        (87,801)          88,374
DWS VIP Equity 500 Index                                  724,867       (372,273)         352,594
DWS VIP Small Cap Index                                    59,366        (53,388)           5,978
Fidelity VIP Asset Manager                                 52,287         (7,011)          45,276
Fidelity VIP Contrafund Service Class                     261,843       (229,745)          32,098
Fidelity VIP Equity-Income                                 77,947        (37,002)          40,945
Fidelity VIP Equity-Income Service Class                   58,402        (24,745)          33,657
Fidelity VIP Growth Service Class                          47,330        (58,419)         (11,089)
Fidelity VIP Growth Opportunities Service Class                --        (12,327)         (12,327)
Fidelity VIP High Income Service Class                    164,957        (17,126)         147,831
Fidelity VIP Investment Grade Bond                        120,940        (22,384)          98,556
Fidelity VIP Mid Cap Service Class                         17,174        (14,675)           2,499
Fidelity VIP Overseas Service Class                       145,272        (34,337)         110,935
FTVIPT Franklin Income Securities                          24,842         (5,857)          18,985
FTVIPT Franklin Small-Mid Cap Growth Securities                --        (28,584)         (28,584)
FTVIPT Mutual Shares Securities                            14,858         (7,192)           7,666
FTVIPT Templeton Foreign Securities                        89,426        (34,661)          54,765
FTVIPT Templeton Foreign Securities Class 2               115,631        (46,770)          68,861
FTVIPT Templeton Global Asset Allocation                  576,403        (27,199)         549,204
FTVIPT Templeton Global Income Securities                  26,428         (6,009)          20,419
FTVIPT Templeton Growth Securities                        107,077        (51,841)          55,236
FTVIPT Templeton Growth Securities Class 2                 40,046        (22,399)          17,647
Janus Aspen Series Balanced                               249,883        (77,404)         172,479
Janus Aspen Series Balanced Service Shares                 35,724        (12,284)          23,440
Janus Aspen Series Global Technology Service Shares         5,109        (11,795)          (6,686)
Janus Aspen Series Mid Cap Growth Service Shares            1,743        (19,663)         (17,920)
Janus Aspen Series Worldwide Growth                        64,565        (68,960)          (4,395)
Janus Aspen Series Worldwide Growth Service Shares         11,818        (16,852)          (5,034)
Lincoln VIPT Baron Growth Opportunities                        --            (85)             (85)
Lincoln VIPT Baron Growth Opportunities Service Class          --        (50,597)         (50,597)
Lincoln VIPT Capital Growth                                     3            (14)             (11)
Lincoln VIPT Cohen & Steers Global Real Estate              2,424           (927)           1,497
Lincoln VIPT Core                                              --             (7)              (7)
Lincoln VIPT Delaware Bond                              1,660,677       (258,171)       1,402,506

See accompanying notes.

                                                                        DIVIDENDS                     NET CHANGE       NET INCREASE
                                                                           FROM         TOTAL        IN UNREALIZED      (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)      GAIN ON       GAIN (LOSS)    DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                           $  109,209     $       --     $  109,209      $ 1,556,653       $1,546,285
AIM V.I. Core Equity                                       276,305             --        276,305          798,038        1,123,400
AIM V.I. Diversified Income                                (14,495)            --        (14,495)         (28,190)          10,297
AIM V.I. International Growth                              562,202             --        562,202          383,020          918,783
ABVPSF Global Technology Class A                            21,673             --         21,673          184,654          197,409
ABVPSF Growth and Income Class A                           302,222        429,454        731,676         (395,801)         394,610
ABVPSF International Value Class A                          47,948         65,556        113,504         (120,797)             932
ABVPSF Large Cap Growth Class A                             20,552             --         20,552          157,985          166,980
ABVPSF Small/Mid Cap Value Class A                         154,969        486,681        641,650         (739,789)         (90,198)
American Century VP Inflation Protection                   (13,380)            --        (13,380)         176,855          296,027
American Funds Global Growth Class 2                        95,544        242,752        338,296          256,735          726,129
American Funds Global Small Capitalization Class 2         703,348        976,864      1,680,212          298,480        2,260,844
American Funds Growth Class 2                            1,278,337      3,758,018      5,036,355          809,367        5,862,098
American Funds Growth-Income Class 2                       750,039      1,296,178      2,046,217         (753,486)       1,604,240
American Funds International Class 2                       443,528        996,869      1,440,397        1,947,758        3,567,990
Delaware VIPT Capital Reserves                                   2             --              2           (1,423)          12,599
Delaware VIPT Diversified Income                            26,700         13,568         40,268          196,495          363,990
Delaware VIPT Emerging Markets                           1,004,210        850,917      1,855,127        2,264,960        4,219,609
Delaware VIPT High Yield                                   179,381             --        179,381         (511,323)         166,752
Delaware VIPT REIT                                         202,196      2,316,779      2,518,975       (4,301,976)      (1,715,101)
Delaware VIPT Small Cap Value                              637,654      2,071,095      2,708,749       (4,523,731)      (1,886,581)
Delaware VIPT Trend                                        588,676         81,653        670,329          603,537        1,173,624
Delaware VIPT U.S. Growth                                   21,723             --         21,723           49,048           66,139
Delaware VIPT Value                                        189,470        278,071        467,541       (1,106,444)        (550,529)
DWS VIP Equity 500 Index                                 1,209,791             --      1,209,791          404,895        1,967,280
DWS VIP Small Cap Index                                    239,921        435,057        674,978         (881,683)        (200,727)
Fidelity VIP Asset Manager                                  10,473         23,722         34,195           39,706          119,177
Fidelity VIP Contrafund Service Class                    1,027,454      7,818,681      8,846,135       (4,283,893)       4,594,340
Fidelity VIP Equity-Income                                  83,695        343,271        426,966         (452,271)          15,640
Fidelity VIP Equity-Income Service Class                    35,165        274,694        309,859         (361,340)         (17,824)
Fidelity VIP Growth Service Class                          417,513          6,317        423,830        1,216,875        1,629,616
Fidelity VIP Growth Opportunities Service Class             48,326             --         48,326          267,389          303,388
Fidelity VIP High Income Service Class                       2,395             --          2,395         (100,487)          49,739
Fidelity VIP Investment Grade Bond                          (7,827)            --         (7,827)           8,024           98,753
Fidelity VIP Mid Cap Service Class                          16,975        180,217        197,192           84,676          284,367
Fidelity VIP Overseas Service Class                        127,632        270,489        398,121          164,014          673,070
FTVIPT Franklin Income Securities                           23,967          4,417         28,384          (42,973)           4,396
FTVIPT Franklin Small-Mid Cap Growth Securities            146,381        272,622        419,003          (30,061)         360,358
FTVIPT Mutual Shares Securities                              3,554         32,310         35,864          (61,631)         (18,101)
FTVIPT Templeton Foreign Securities                         83,877        185,168        269,045          304,225          628,035
FTVIPT Templeton Foreign Securities Class 2                156,793        263,740        420,533          317,355          806,749
FTVIPT Templeton Global Asset Allocation                   (14,778)       746,328        731,550         (968,516)         312,238
FTVIPT Templeton Global Income Securities                    6,232             --          6,232           70,575           97,226
FTVIPT Templeton Growth Securities                         343,061        301,391        644,452         (604,335)          95,353
FTVIPT Templeton Growth Securities Class 2                 164,596        127,773        292,369         (286,664)          23,352
Janus Aspen Series Balanced                                123,030             --        123,030          579,894          875,403
Janus Aspen Series Balanced Service Shares                  39,055             --         39,055           76,466          138,961
Janus Aspen Series Global Technology Service Shares         (4,889)            --         (4,889)         283,722          272,147
Janus Aspen Series Mid Cap Growth Service Shares           104,217         13,075        117,292          360,417          459,789
Janus Aspen Series Worldwide Growth                        177,885             --        177,885          542,453          715,943
Janus Aspen Series Worldwide Growth Service Shares         102,382             --        102,382           87,557          184,905
Lincoln VIPT Baron Growth Opportunities                          3             --              3             (783)            (865)
Lincoln VIPT Baron Growth Opportunities Service Class      256,501        723,555        980,056         (771,100)         158,359
Lincoln VIPT Capital Growth                                      4             --              4              633              626
Lincoln VIPT Cohen & Steers Global Real Estate              (1,926)            --         (1,926)         (40,158)         (40,587)
Lincoln VIPT Core                                              105             --            105              (61)              37
Lincoln VIPT Delaware Bond                                   4,537             --          4,537          104,490        1,511,533

                                                       DIVIDENDS
                                                         FROM      MORTALITY AND          NET
                                                      INVESTMENT      EXPENSE          INVESTMENT
SUBACCOUNT                                              INCOME    GUARANTEE CHARGES  INCOME (LOSS)
--------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income               $    1,643      $    (774)      $      869
Lincoln VIPT Delaware Social Awareness                     9,882         (8,274)           1,608
Lincoln VIPT Delaware Special Opportunities                  343           (102)             241
Lincoln VIPT FI Equity-Income                             46,613        (30,385)          16,228
Lincoln VIPT Growth                                           --           (392)            (392)
Lincoln VIPT Growth Opportunities                             --           (130)            (130)
Lincoln VIPT Janus Capital Appreciation                    8,520        (21,447)         (12,927)
Lincoln VIPT Marsico International Growth                  1,311           (356)             955
Lincoln VIPT MFS Value                                       222            (44)             178
Lincoln VIPT Mid-Cap Growth                                   --           (123)            (123)
Lincoln VIPT Mid-Cap Value                                   430           (200)             230
Lincoln VIPT Mondrian International Value                254,494        (87,383)         167,111
Lincoln VIPT Money Market                              1,335,438       (203,934)       1,131,504
Lincoln VIPT S&P 500 Index                                 4,826           (815)           4,011
Lincoln VIPT Small-Cap Index                                 668           (257)             411
Lincoln VIPT T. Rowe Price Growth Stock                       68            (46)              22
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth          --         (5,895)          (5,895)
Lincoln VIPT Templeton Growth                                393            (36)             357
Lincoln VIPT UBS Global Asset Allocation                  38,043        (14,360)          23,683
Lincoln VIPT Wilshire 2020 Profile                           150            (73)              77
Lincoln VIPT Wilshire 2030 Profile                           795           (148)             647
Lincoln VIPT Wilshire Aggressive Profile                   7,832         (3,497)           4,335
Lincoln VIPT Wilshire Conservative Profile                11,038         (3,969)           7,069
Lincoln VIPT Wilshire Moderate Profile                    47,071        (11,336)          35,735
Lincoln VIPT Wilshire Moderately Aggressive Profile       38,656        (11,183)          27,473
M Fund Brandes International Equity                       45,162        (14,548)          30,614
M Fund Business Opportunity Value                          1,480           (761)             719
M Fund Frontier Capital Appreciation                          --         (7,977)          (7,977)
M Fund Turner Core Growth                                  4,018         (6,143)          (2,125)
MFS VIT Core Equity                                        2,517         (5,898)          (3,381)
MFS VIT Emerging Growth                                       --        (59,693)         (59,693)
MFS VIT Total Return                                     566,624       (165,418)         401,206
MFS VIT Utilities                                        136,330       (115,239)          21,091
NB AMT Mid-Cap Growth                                         --        (95,720)         (95,720)
NB AMT Partners                                           19,520        (24,917)          (5,397)
NB AMT Regency                                            20,774        (33,759)         (12,985)
PIMCO VIT OPCAP Global Equity                              4,442         (4,373)              69
PIMCO VIT OPCAP Managed                                   13,372         (4,921)           8,451
Putnam VT Growth & Income Class IB                        16,202         (7,984)           8,218
Putnam VT Health Sciences Class IB                         7,362         (7,565)            (203)

See accompanying notes.

                                                                        DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR  IN NET ASSETS
                                                        GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income                  $  1,659       $     --      $    1,659      $    2,913       $    5,441
Lincoln VIPT Delaware Social Awareness                     29,971             --          29,971          (6,148)          25,431
Lincoln VIPT Delaware Special Opportunities                   (38)         1,643           1,605          (4,411)          (2,565)
Lincoln VIPT FI Equity-Income                              99,259        375,877         475,136        (370,701)         120,663
Lincoln VIPT Growth                                        13,440             --          13,440            (734)          12,314
Lincoln VIPT Growth Opportunities                           1,539             --           1,539             563            1,972
Lincoln VIPT Janus Capital Appreciation                    39,917             --          39,917         479,164          506,154
Lincoln VIPT Marsico International Growth                   2,551             --           2,551           3,107            6,613
Lincoln VIPT MFS Value                                         (2)            --              (2)            131              307
Lincoln VIPT Mid-Cap Growth                                     9             --               9             971              857
Lincoln VIPT Mid-Cap Value                                   (294)            --            (294)        (11,654)         (11,718)
Lincoln VIPT Mondrian International Value                 662,937        323,560         986,497         (24,724)       1,128,884
Lincoln VIPT Money Market                                      --             --              --              --        1,131,504
Lincoln VIPT S&P 500 Index                                    (47)            --             (47)        (19,459)         (15,495)
Lincoln VIPT Small-Cap Index                                   17             --              17          (1,939)          (1,511)
Lincoln VIPT T. Rowe Price Growth Stock                         4             --               4             (70)             (44)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth        6,247             --           6,247          49,120           49,472
Lincoln VIPT Templeton Growth                                 (26)            --             (26)         (1,064)            (733)
Lincoln VIPT UBS Global Asset Allocation                   25,308        101,663         126,971         (50,999)          99,655
Lincoln VIPT Wilshire 2020 Profile                             25             --              25           1,715            1,817
Lincoln VIPT Wilshire 2030 Profile                            (31)            --             (31)         (1,311)            (695)
Lincoln VIPT Wilshire Aggressive Profile                    2,728          6,878           9,606          25,588           39,529
Lincoln VIPT Wilshire Conservative Profile                  2,341          2,267           4,608          25,323           37,000
Lincoln VIPT Wilshire Moderate Profile                      5,055          7,789          12,844          33,113           81,692
Lincoln VIPT Wilshire Moderately Aggressive Profile        21,193         24,255          45,448          51,434          124,355
M Fund Brandes International Equity                       138,896        297,495         436,391        (329,831)         137,174
M Fund Business Opportunity Value                           1,023         15,818          16,841         (18,778)          (1,218)
M Fund Frontier Capital Appreciation                       73,041        110,207         183,248         (51,187)         124,084
M Fund Turner Core Growth                                  32,197         78,468         110,665          61,403          169,943
MFS VIT Core Equity                                        29,628             --          29,628          46,237           72,484
MFS VIT Emerging Growth                                   156,658             --         156,658       1,257,967        1,354,932
MFS VIT Total Return                                      547,141        541,759       1,088,900        (850,716)         639,390
MFS VIT Utilities                                         693,147        988,180       1,681,327       1,697,067        3,399,485
NB AMT Mid-Cap Growth                                     808,913             --         808,913       1,644,114        2,357,307
NB AMT Partners                                           128,858        305,459         434,317        (139,689)         289,231
NB AMT Regency                                             74,389        124,835         199,224         (85,862)         100,377
PIMCO VIT OPCAP Global Equity                              13,143        129,203         142,346        (109,573)          32,842
PIMCO VIT OPCAP Managed                                       620         45,094          45,714         (40,664)          13,501
Putnam VT Growth & Income Class IB                         35,719        186,175         221,894        (275,241)         (45,129)
Putnam VT Health Sciences Class IB                         16,470             --          16,470         (29,883)         (13,616)

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2006 AND 2007

                                                     AIM V.I.                    AIM V.I.       AIM V.I.
                                                     CAPITAL       AIM V.I.    DIVERSIFIED   INTERNATIONAL
                                                  APPRECIATION   CORE EQUITY     INCOME         GROWTH
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 1,972,946    $        --    $ 892,074     $4,364,470
Changes From Operations:
   - Net investment income (loss)                     (74,752)         3,613       48,357         14,191
   - Net realized gain (loss) on investments          (43,912)        11,170      (12,780)       316,961
   - Net change in unrealized appreciation or
        depreciation on investments                   (20,815)     1,205,782       (1,566)       889,542
                                                  -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (139,479)     1,220,565       34,011      1,220,694
Changes From Unit Transactions:
   - Contract purchases                             1,014,228        932,311       85,280        474,359
   - Contract withdrawals                            (818,705)      (919,922)    (108,485)      (447,161)
   - Contract transfers                            12,498,595     14,167,348       40,580        329,652
                                                  -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          12,694,118     14,179,737       17,375        356,850
                                                  -----------    -----------    ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            12,554,639     15,400,302       51,386      1,577,544
                                                  -----------    -----------    ---------     ----------
NET ASSETS AT DECEMBER 31, 2006                    14,527,585     15,400,302      943,460      5,942,014
Changes From Operations:
   - Net investment income (loss)                    (119,577)        49,057       52,982        (26,439)
   - Net realized gain (loss) on investments          109,209        276,305      (14,495)       562,202
   - Net change in unrealized appreciation or
        depreciation on investments                 1,556,653        798,038      (28,190)       383,020
                                                  -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,546,285      1,123,400       10,297        918,783
Changes From Unit Transactions:
   - Contract purchases                             1,359,052      1,283,612       74,622        555,581
   - Contract withdrawals                          (1,303,403)    (1,072,610)    (177,509)      (486,370)
   - Contract transfers                              (819,065)      (900,526)     (33,139)     1,242,509
                                                  -----------    -----------    ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (763,416)      (689,524)    (136,026)     1,311,720
                                                  -----------    -----------    ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               782,869        433,876     (125,729)     2,230,503
                                                  -----------    -----------    ---------     ----------
NET ASSETS AT DECEMBER 31, 2007                   $15,310,454    $15,834,178    $ 817,731     $8,172,517
                                                  ===========    ===========    =========     ==========

See accompanying notes.

                                                    ABVPSF       ABVPSF         ABVPSF       ABVPSF       ABVPSF
                                                    GLOBAL     GROWTH AND   INTERNATIONAL   LARGE CAP    SMALL/MID
                                                  TECHNOLOGY     INCOME         VALUE        GROWTH      CAP VALUE
                                                    CLASS A      CLASS A       CLASS A       CLASS A      CLASS A
                                                  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $  783,512   $5,912,965    $       --    $1,500,355   $4,247,767
Changes From Operations:
   - Net investment income (loss)                     (6,580)      42,659        (1,818)      (11,776)     (18,007)
   - Net realized gain (loss) on investments          13,127      446,388        34,082        42,211      448,189
   - Net change in unrealized appreciation or
        depreciation on investments                   50,446      577,838        68,017       (63,612)     205,691
                                                  ----------   ----------    ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    56,993    1,066,885       100,281       (33,177)     635,873
Changes From Unit Transactions:
   - Contract purchases                               85,434      724,021       103,267       143,762      881,442
   - Contract withdrawals                            (39,350)    (328,822)      (19,805)     (128,741)    (332,067)
   - Contract transfers                               13,298      498,871       562,076      (240,342)     880,498
                                                  ----------   ----------    ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             59,382      894,070       645,538      (225,321)   1,429,873
                                                  ----------   ----------    ----------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              116,375    1,960,955       745,819      (258,498)   2,065,746
                                                  ----------   ----------    ----------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2006                      899,887    7,873,920       745,819     1,241,857    6,313,513
Changes From Operations:
   - Net investment income (loss)                     (8,918)      58,735         8,225       (11,557)       7,941
   - Net realized gain (loss) on investments          21,673      731,676       113,504        20,552      641,650
   - Net change in unrealized appreciation or
        depreciation on investments                  184,654     (395,801)     (120,797)      157,985     (739,789)
                                                  ----------   ----------    ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   197,409      394,610           932       166,980      (90,198)
Changes From Unit Transactions:
   - Contract purchases                               59,842      908,175       456,227       129,134      958,732
   - Contract withdrawals                            (46,762)    (494,140)      (97,240)      (67,344)    (430,396)
   - Contract transfers                              448,242      497,703     1,668,448       307,708    1,294,784
                                                  ----------   ----------    ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            461,322      911,738     2,027,435       369,498    1,823,120
                                                  ----------   ----------    ----------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              658,731    1,306,348     2,028,367       536,478    1,732,922
                                                  ----------   ----------    ----------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2007                   $1,558,618   $9,180,268    $2,774,186    $1,778,335   $8,046,435
                                                  ==========   ==========    ==========    ==========   ==========

                                                                               AMERICAN
                                                                 AMERICAN       FUNDS
                                                    AMERICAN       FUNDS        GLOBAL        AMERICAN
                                                    CENTURY       GLOBAL         SMALL         FUNDS
                                                  VP INFLATION    GROWTH    CAPITALIZATION    GROWTH
                                                   PROTECTION     CLASS 2       CLASS 2       CLASS 2
                                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $2,453,849   $2,085,336   $ 7,661,143    $42,347,942
Changes From Operations:
   - Net investment income (loss)                      79,766        3,430       (29,100)        21,848
   - Net realized gain (loss) on investments           (9,625)     101,775       803,829        880,483
   - Net change in unrealized appreciation or
        depreciation on investments                   (39,809)     419,937     1,134,660      3,291,265
                                                   ----------   ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     30,332      525,142     1,909,389      4,193,596
Changes From Unit Transactions:
   - Contract purchases                               442,505      742,357       832,016      5,517,302
   - Contract withdrawals                            (260,865)    (163,401)     (702,441)    (2,994,964)
   - Contract transfers                               625,122      907,351     1,109,096      1,452,174
                                                   ----------   ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             806,762    1,486,307     1,238,671      3,974,512
                                                   ----------   ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               837,094    2,011,449     3,148,060      8,168,108
                                                   ----------   ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                     3,290,943    4,096,785    10,809,203     50,516,050
Changes From Operations:
   - Net investment income (loss)                     132,552      131,098       282,152         16,376
   - Net realized gain (loss) on investments          (13,380)     338,296     1,680,212      5,036,355
   - Net change in unrealized appreciation or
        depreciation on investments                   176,855      256,735       298,480        809,367
                                                   ----------   ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    296,027      726,129     2,260,844      5,862,098
Changes From Unit Transactions:
   - Contract purchases                               334,645      636,983     1,049,693      5,012,954
   - Contract withdrawals                            (126,978)    (427,349)     (897,048)    (3,690,776)
   - Contract transfers                                67,336    1,884,987       639,498       (513,255)
                                                   ----------   ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             275,003    2,094,621       792,143        808,923
                                                   ----------   ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               571,030    2,820,750     3,052,987      6,671,021
                                                   ----------   ----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                    $3,861,973   $6,917,535   $13,862,190    $57,187,071
                                                   ==========   ==========   ===========    ===========

                                                 AMERICAN       AMERICAN     DELAWARE     DELAWARE
                                                  FUNDS          FUNDS         VIPT        VIPT
                                              GROWTH-INCOME  INTERNATIONAL    CAPITAL   DIVERSIFIED
                                                 CLASS 2        CLASS 2      RESERVES      INCOME
                                                SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $29,857,906   $10,548,952    $    549   $2,421,509
Changes From Operations:
   - Net investment income (loss)                  280,003       151,872       5,157       22,847
   - Net realized gain (loss) on investments     1,110,925       485,825          13        2,666
   - Net change in unrealized appreciation
     or depreciation on investments              3,093,054     1,671,962       1,757      210,732
                                               -----------   -----------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     4,483,982     2,309,659       6,927      236,245
Changes From Unit Transactions:
   - Contract purchases                          4,501,147     2,003,368     291,819      741,698
   - Contract withdrawals                       (2,177,938)     (799,092)    (10,463)    (202,819)
   - Contract transfers                            230,249     3,063,405      19,924      785,684
                                               -----------   -----------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              2,553,458     4,267,681     301,280    1,324,563
                                               -----------   -----------    --------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          7,037,440     6,577,340     308,207    1,560,808
                                               -----------   -----------    --------   ----------
NET ASSETS AT DECEMBER 31, 2006                 36,895,346    17,126,292     308,756    3,982,317
Changes From Operations:
   - Net investment income (loss)                  311,509       179,835      14,020      127,227
   - Net realized gain (loss) on investments     2,046,217     1,440,397           2       40,268
   - Net change in unrealized appreciation
     or depreciation on investments               (753,486)    1,947,758      (1,423)     196,495
                                               -----------   -----------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,604,240     3,567,990      12,599      363,990
Changes From Unit Transactions:
   - Contract purchases                          3,764,314     2,424,296      13,761      859,391
   - Contract withdrawals                       (2,510,313)   (1,424,949)     (7,398)    (270,250)
   - Contract transfers                            318,102     2,139,134      40,831    1,911,129
                                               -----------   -----------    --------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,572,103     3,138,481      47,194    2,500,270
                                               -----------   -----------    --------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          3,176,343     6,706,471      59,793    2,864,260
                                               -----------   -----------    --------   ----------
NET ASSETS AT DECEMBER 31, 2007                $40,071,689   $23,832,763    $368,549   $6,846,577
                                               ===========   ===========    ========   ==========

See accompanying notes.

                                                DELAWARE                                 DELAWARE
                                                  VIPT       DELAWARE      DELAWARE        VIPT        DELAWARE
                                                EMERGING       VIPT          VIPT        SMALL CAP      VIPT
                                                 MARKETS    HIGH YIELD       REIT          VALUE        TREND
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                 $ 8,235,806   $6,966,306   $ 9,096,101   $21,314,986   $11,935,564
Changes From Operations:
   - Net investment income (loss)                  48,284      443,784       106,678      (127,703)      (96,539)
   - Net realized gain (loss) on investments    1,007,018       55,014     1,193,934     2,365,334       448,434
   - Net change in unrealized appreciation
     or depreciation on investments             1,089,178      362,046     1,480,666     1,019,497       433,087
                                              -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,144,480      860,844     2,781,278     3,257,128       784,982
Changes From Unit Transactions:
   - Contract purchases                         1,397,223      773,616     1,066,964     1,943,355     1,011,109
   - Contract withdrawals                        (711,682)    (529,311)     (686,459)   (2,233,961)     (916,783)
   - Contract transfers                          (747,903)     474,764      (861,727)      981,075      (700,804)
                                              -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (62,362)     719,069      (481,222)      690,469      (606,478)
                                              -----------   ----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         2,082,118    1,579,913     2,300,056     3,947,597       178,504
                                              -----------   ----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                10,317,924    8,546,219    11,396,157    25,262,583    12,114,068
Changes From Operations:
   - Net investment income (loss)                  99,522      498,694        67,900       (71,599)     (100,242)
   - Net realized gain (loss) on investments    1,855,127      179,381     2,518,975     2,708,749       670,329
   - Net change in unrealized appreciation
     or depreciation on investments             2,264,960     (511,323)   (4,301,976)   (4,523,731)      603,537
                                              -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,219,609      166,752    (1,715,101)   (1,886,581)    1,173,624
Changes From Unit Transactions:
   - Contract purchases                         1,074,356      788,549     1,138,426     1,647,187       816,437
   - Contract withdrawals                        (660,970)    (593,959)     (597,627)   (1,555,258)     (921,915)
   - Contract transfers                         1,496,435      375,978      (553,864)     (475,130)      (16,413)
                                              -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             1,909,821      570,568       (13,065)     (383,201)     (121,891)
                                              -----------   ----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         6,129,430      737,320    (1,728,166)   (2,269,782)    1,051,733
                                              -----------   ----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007               $16,447,354   $9,283,539   $ 9,667,991   $22,992,801   $13,165,801
                                              ===========   ==========   ===========   ===========   ===========

                                               DELAWARE      DELAWARE      DWS VIP       DWS VIP
                                               VIPT U.S.       VIPT      EQUITY 500    SMALL CAP
                                                GROWTH        VALUE         INDEX         INDEX
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                 $ 265,455   $  5,167,322   $39,935,517   $5,599,732
Changes From Operations:
   - Net investment income (loss)                (3,276)        40,794       143,331       (8,328)
   - Net realized gain (loss) on investments      7,154        204,481     1,012,450      465,988
   - Net change in unrealized appreciation
     or depreciation on investments               4,150      1,153,325     4,604,269      494,831
                                              ---------   ------------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      8,028      1,398,600     5,760,050      952,491
Changes From Unit Transactions:
   - Contract purchases                          46,389        938,568     4,609,065      639,104
   - Contract withdrawals                       (19,835)      (438,297)   (3,021,375)    (399,722)
   - Contract transfers                         227,596      2,179,932    (2,184,999)      14,137
                                              ---------   ------------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             254,150      2,680,203      (597,309)     253,519
                                              ---------   ------------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         262,178      4,078,803     5,162,741    1,206,010
                                              ---------   ------------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2006                 527,633      9,246,125    45,098,258    6,805,742
Changes From Operations:
   - Net investment income (loss)                (4,632)        88,374       352,594        5,978
   - Net realized gain (loss) on investments     21,723        467,541     1,209,791      674,978
   - Net change in unrealized appreciation
     or depreciation on investments              49,048     (1,106,444)      404,895     (881,683)
                                              ---------   ------------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     66,139       (550,529)    1,967,280     (200,727)
Changes From Unit Transactions:
   - Contract purchases                          74,575      1,310,974     4,412,819      668,103
   - Contract withdrawals                      (120,441)      (481,824)   (4,530,356)    (445,760)
   - Contract transfers                          88,765      3,469,153     1,706,924     (238,097)
                                              ---------   ------------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              42,899      4,298,303     1,589,387      (15,754)
                                              ---------   ------------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         109,038      3,747,774     3,556,667     (216,481)
                                              ---------   ------------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2007               $ 636,671   $ 12,993,899   $48,654,925   $6,589,261
                                              =========   ============   ===========   ==========

                                                                   FIDELITY VIP                    FIDELITY VIP
                                                   FIDELITY VIP     CONTRAFUND     FIDELITY VIP   EQUITY-INCOME
                                                  ASSET MANAGER   SERVICE CLASS   EQUITY-INCOME   SERVICE CLASS
                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                        $700,574      $23,188,371      $3,756,580      $1,962,633
Changes From Operations:
   - Net investment income (loss)                      12,754           87,069         103,878          52,203
   - Net realized gain (loss) on investments              267        3,072,507         533,481         394,101
   - Net change in unrealized appreciation or
        depreciation on investments                    36,660         (519,643)         94,955         (29,459)
                                                     --------      -----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     49,681        2,639,933         732,314         416,845
Changes From Unit Transactions:
   - Contract purchases                                78,694        3,581,608         271,009         276,375
   - Contract withdrawals                             (34,756)      (1,830,669)       (245,650)       (111,785)
   - Contract transfers                                35,669          120,580          52,756         (24,869)
                                                     --------      -----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              79,607        1,871,519          78,115         139,721
                                                     --------      -----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               129,288        4,511,452         810,429         556,566
                                                     --------      -----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2006                       829,862       27,699,823       4,567,009       2,519,199
Changes From Operations:
   - Net investment income (loss)                      45,276           32,098          40,945          33,657
   - Net realized gain (loss) on investments           34,195        8,846,135         426,966         309,859
   - Net change in unrealized appreciation or
        depreciation on investments                    39,706       (4,283,893)       (452,271)       (361,340)
                                                     --------      -----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    119,177        4,594,340          15,640         (17,824)
Changes From Unit Transactions:
   - Contract purchases                                74,640        3,145,346         213,556         259,295
   - Contract withdrawals                             (49,322)      (2,377,511)       (777,327)       (126,091)
   - Contract transfers                               (89,278)        (414,108)        (44,936)        654,689
                                                     --------      -----------      ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM UNIT TRANSACTIONS                                (63,960)         353,727        (608,707)        787,893
                                                     --------      -----------      ----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                55,217        4,948,067        (593,067)        770,069
                                                     --------      -----------      ----------      ----------
NET ASSETS AT DECEMBER 31, 2007                      $885,079      $32,647,890      $3,973,942      $3,289,268
                                                     ========      ===========      ==========      ==========

See accompanying notes.

                                                                   FIDELITY VIP
                                                   FIDELITY VIP       GROWTH       FIDELITY VIP   FIDELITY VIP    FIDELITY VIP
                                                     GROWTH       OPPORTUNITIES    HIGH INCOME     INVESTMENT       MID CAP
                                                  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS    GRADE BOND    SERVICE CLASS
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                       $ 6,701,458    $ 1,334,657     $ 2,485,663     $ 2,393,746      $  498,964
Changes From Operations:
   - Net investment income (loss)                       (35,377)        (2,882)        171,823          73,931          (5,609)
   - Net realized gain (loss) on investments             49,940         15,096          (4,049)           (550)         68,454
   - Net change in unrealized appreciation or
        depreciation on investments                     373,079         43,103          76,873          18,890          48,044
                                                    -----------    -----------     -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      387,642         55,317         244,647          92,271         110,889
Changes From Unit Transactions:
   - Contract purchases                                 607,016        169,953         185,949         167,451         768,763
   - Contract withdrawals                              (474,199)      (112,928)       (229,233)        (90,135)        (90,183)
   - Contract transfers                                (205,526)       (55,216)       (113,862)        247,254         205,206
                                                    -----------    -----------     -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (72,709)         1,809        (157,146)        324,570         883,786
                                                    -----------    -----------     -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 314,933         57,126          87,501         416,841         994,675
                                                    -----------    -----------     -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2006                       7,016,391      1,391,783       2,573,164       2,810,587       1,493,639
Changes From Operations:
   - Net investment income (loss)                       (11,089)       (12,327)        147,831          98,556           2,499
   - Net realized gain (loss) on investments            423,830         48,326           2,395          (7,827)        197,192
   - Net change in unrealized appreciation or
        depreciation on investments                   1,216,875        267,389        (100,487)          8,024          84,676
                                                    -----------    -----------     -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,629,616        303,388          49,739          98,753         284,367
Changes From Unit Transactions:
   - Contract purchases                                 689,848        157,267         140,248         187,032         498,687
   - Contract withdrawals                            (1,521,690)      (109,969)       (124,869)       (220,434)       (117,160)
   - Contract transfers                                 (79,594)       (35,669)       (641,680)       (504,262)        677,241
                                                    -----------    -----------     -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM UNIT TRANSACTIONS                                 (911,436)        11,629        (626,301)       (537,664)      1,058,768
                                                    -----------    -----------     -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 718,180        315,017        (576,562)       (438,911)      1,343,135
                                                    -----------    -----------     -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2007                     $ 7,734,571    $ 1,706,800     $ 1,996,602     $ 2,371,676      $2,836,774
                                                    ===========    ===========     ===========     ===========      ==========

                                                                                 FTVIPT
                                                                   FTVIPT       FRANKLIN
                                                 FIDELITY VIP     FRANKLIN    SMALL-MID CAP      FTVIPT
                                                    OVERSEAS       INCOME        GROWTH       MUTUAL SHARES
                                                 SERVICE CLASS   SECURITIES    SECURITIES      SECURITIES
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $ 2,540,942    $       --    $ 2,525,481       $      --
Changes From Operations:
   - Net investment income (loss)                     (3,065)       (2,086)       (23,175)            (516)
   - Net realized gain (loss) on investments          78,603        22,637         44,857              821
   - Net change in unrealized appreciation or
        depreciation on investments                  439,698        39,720        210,153           15,646
                                                  -----------    ----------    -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   515,236        60,271        231,835           15,951
Changes From Unit Transactions:
   - Contract purchases                              295,349       221,022        384,168           44,924
   - Contract withdrawals                           (201,032)      (29,260)      (163,614)          (5,520)
   - Contract transfers                              651,280       441,480        281,390          435,154
                                                  -----------    ----------    -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            745,597       633,242        501,944          474,558
                                                  -----------    ----------    -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,260,833       693,513        733,779          490,509
                                                  -----------    ----------    -----------       ----------
NET ASSETS AT DECEMBER 31, 2006                    3,801,775       693,513      3,259,260          490,509
Changes From Operations:
   - Net investment income (loss)                    110,935        18,985        (28,584)           7,666
   - Net realized gain (loss) on investments         398,121        28,384        419,003           35,864
   - Net change in unrealized appreciation or
        depreciation on investments                  164,014       (42,973)       (30,061)         (61,631)
                                                  -----------    ----------    -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   673,070         4,396        360,358          (18,101)
Changes From Unit Transactions:
   - Contract purchases                              485,427       426,780        549,350          266,064
   - Contract withdrawals                           (249,505)      (79,002)      (312,941)         (53,553)
   - Contract transfers                              477,794       247,324        133,466        1,032,394
                                                  -----------    ----------    -----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM UNIT TRANSACTIONS                               713,716       595,102        369,875        1,244,905
                                                  -----------    ----------    -----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,386,786       599,498        730,233        1,226,804
                                                  -----------    ----------    -----------       ----------
NET ASSETS AT DECEMBER 31, 2007                   $ 5,188,561    $1,293,011    $ 3,989,493       $1,717,313
                                                  ===========    ==========    ===========       ==========

                                                                  FTVIPT
                                                    FTVIPT       TEMPLETON       FTVIPT         FTVIPT
                                                  TEMPLETON       FOREIGN       TEMPLETON      TEMPLETON
                                                    FOREIGN     SECURITIES    GLOBAL ASSET   GLOBAL INCOME
                                                  SECURITIES      CLASS 2      ALLOCATION     SECURITIES
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $3,299,741    $4,486,087     $2,447,868     $  323,347
Changes From Operations:
   - Net investment income (loss)                     24,887        20,764        161,089          8,379
   - Net realized gain (loss) on investments          76,682       123,962        190,929          1,163
   - Net change in unrealized appreciation or
     depreciation on investments                     623,197       747,184        141,880         47,479
                                                  ----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   724,766       891,910        493,898         57,021
Changes From Unit Transactions:
   - Contract purchases                              180,811       388,852        132,068        272,018
   - Contract withdrawals                           (204,416)     (330,365)       (70,675)       (12,112)
   - Contract transfers                              117,918      (209,800)        82,383         66,361
                                                  ----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             94,313      (151,313)       143,776        326,267
                                                  ----------    ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              819,079       740,597        637,674        383,288
                                                  ----------    ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2006                    4,118,820     5,226,684      3,085,542        706,635
Changes From Operations:
   - Net investment income (loss)                     54,765        68,861        549,204         20,419
   - Net realized gain (loss) on investments         269,045       420,533        731,550          6,232
   - Net change in unrealized appreciation or
     depreciation on investments                     304,225       317,355       (968,516)        70,575
                                                  ----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   628,035       806,749        312,238         97,226
Changes From Unit Transactions:
   - Contract purchases                              179,629       334,191        142,592        163,264
   - Contract withdrawals                           (249,328)     (342,146)      (139,672)       (39,685)
   - Contract transfers                              881,140       213,054        503,359        400,568
                                                  ----------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            811,441       205,099        506,279        524,147
                                                  ----------    ----------     ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,439,476     1,011,848        818,517        621,373
                                                  ----------    ----------     ----------     ----------
NET ASSETS AT DECEMBER 31, 2007                   $5,558,296    $6,238,532     $3,904,059     $1,328,008
                                                  ==========    ==========     ==========     ==========

See accompanying notes.

                                                                  FTVIPT
                                                    FTVIPT       TEMPLETON                   JANUS ASPEN      JANUS ASPEN
                                                   TEMPLETON      GROWTH      JANUS ASPEN      SERIES         SERIES GLOBAL
                                                    GROWTH      SECURITIES      SERIES         BALANCED         TECHNOLOGY
                                                  SECURITIES      CLASS 2       BALANCED    SERVICE SHARES   SERVICE SHARES
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $4,167,268    $2,574,172    $ 9,924,495     $1,357,219       $1,305,994
Changes From Operations:
   - Net investment income (loss)                     31,204        13,062        125,844         16,211          (10,264)
   - Net realized gain (loss) on investments         323,496       202,088        414,448         47,318          (31,384)
   - Net change in unrealized appreciation or
     depreciation on investments                     574,195       279,179        423,287         61,847          132,392
                                                  ----------    ----------    -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   928,895       494,329        963,579        125,376           90,744
Changes From Unit Transactions:
   - Contract purchases                              577,140       152,575      1,246,241        127,560           84,682
   - Contract withdrawals                           (531,352)     (177,606)      (787,137)      (275,247)         (83,632)
   - Contract transfers                            1,023,434      (182,499)    (2,323,311)       144,808          (75,141)
                                                  ----------    ----------    -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,069,222      (207,530)    (1,864,207)        (2,879)         (74,091)
                                                  ----------    ----------    -----------     ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,998,117       286,799       (900,628)       122,497           16,653
                                                  ----------    ----------    -----------     ----------       ----------
NET ASSETS AT DECEMBER 31, 2006                    6,165,385     2,860,971      9,023,867      1,479,716        1,322,647
Changes From Operations:
   - Net investment income (loss)                     55,236        17,647        172,479         23,440           (6,686)
   - Net realized gain (loss) on investments         644,452       292,369        123,030         39,055           (4,889)
   - Net change in unrealized appreciation or
     depreciation on investments                    (604,335)     (286,664)       579,894         76,466          283,722
                                                  ----------    ----------    -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    95,353        23,352        875,403        138,961          272,147
Changes From Unit Transactions:
   - Contract purchases                              397,163       238,991        850,351         84,741           76,476
   - Contract withdrawals                           (586,143)     (564,935)      (742,309)      (160,162)        (110,494)
   - Contract transfers                              (69,931)     (151,209)       365,393         (5,637)          48,993
                                                  ----------    ----------    -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (258,911)     (477,153)       473,435        (81,058)          14,975
                                                  ----------    ----------    -----------     ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (163,558)     (453,801)     1,348,838         57,903          287,122
                                                  ----------    ----------    -----------     ----------       ----------
NET ASSETS AT DECEMBER 31, 2007                   $6,001,827    $2,407,170    $10,372,705     $1,537,619       $1,609,769
                                                  ==========    ==========    ===========     ==========       ==========

                                                                                   JANUS ASPEN
                                                   JANUS ASPEN     JANUS ASPEN       SERIES
                                                  SERIES MID CAP      SERIES        WORLDWIDE      LINCOLN VIPT
                                                     GROWTH         WORLDWIDE        GROWTH        BARON GROWTH
                                                  SERVICE SHARES      GROWTH     SERVICE SHARES   OPPORTUNITIES
                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                       $1,497,023     $7,525,833      $1,742,587        $    --
Changes From Operations:
   - Net investment income (loss)                      (15,114)        74,871          14,629             --
   - Net realized gain (loss) on investments            21,925        (61,206)         23,326             --
   - Net change in unrealized appreciation or
     depreciation on investments                       207,835      1,232,053         235,627             --
                                                    ----------     ----------      ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     214,646      1,245,718         273,582             --
Changes From Unit Transactions:
   - Contract purchases                                148,886        865,873         108,479             --
   - Contract withdrawals                             (103,510)      (677,418)       (114,370)            --
   - Contract transfers                                422,414       (613,492)       (100,390)            --
                                                    ----------     ----------      ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              467,790       (425,037)       (106,281)            --
                                                    ----------     ----------      ----------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                682,436        820,681         167,301             --
                                                    ----------     ----------      ----------        -------
NET ASSETS AT DECEMBER 31, 2006                      2,179,459      8,346,514       1,909,888             --
Changes From Operations:
   - Net investment income (loss)                      (17,920)        (4,395)         (5,034)           (85)
   - Net realized gain (loss) on investments           117,292        177,885         102,382              3
   - Net change in unrealized appreciation or
     depreciation on investments                       360,417        542,453          87,557           (783)
                                                    ----------     ----------      ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     459,789        715,943         184,905           (865)
Changes From Unit Transactions:
   - Contract purchases                                105,311        708,303         106,846          1,888
   - Contract withdrawals                             (168,993)      (614,331)       (105,569)        (1,176)
   - Contract transfers                                276,360       (862,725)       (125,194)        39,415
                                                    ----------     ----------      ----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              212,678       (768,753)       (123,917)        40,127
                                                    ----------     ----------      ----------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                672,467        (52,810)         60,988         39,262
                                                    ----------     ----------      ----------        -------
NET ASSETS AT DECEMBER 31, 2007                     $2,851,926     $8,293,704      $1,970,876        $39,262
                                                    ==========     ==========      ==========        =======


                                                  LINCOLN VIPT                        LINCOLN VIPT
                                                  BARON GROWTH                       COHEN & STEERS
                                                  OPPORTUNITIES    LINCOLN VIPT       GLOBAL REAL      LINCOLN VIPT
                                                  SERVICE CLASS    CAPITAL GROWTH       ESTATE            CORE
                                                   SUBACCOUNT       SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $ 5,076,670        $     --         $      --         $    --
Changes From Operations:
   - Net investment income (loss)                      (38,349)             --                --              10
   - Net realized gain (loss) on investments           409,823              --                --               1
   - Net change in unrealized appreciation or
     depreciation on investments                       315,338              --                --              61
                                                   -----------        --------         ---------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     686,812              --                --              72
Changes From Unit Transactions:
   - Contract purchases                                315,065              --                --           4,000
   - Contract withdrawals                             (296,664)             --                --            (509)
   - Contract transfers                                127,890              --                --              --
                                                   -----------        --------         ---------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              146,291              --                --           3,491
                                                   -----------        --------         ---------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                833,103              --                --           3,563
                                                   -----------        --------         ---------         -------
NET ASSETS AT DECEMBER 31, 2006                      5,909,773              --                --           3,563
Changes From Operations:
   - Net investment income (loss)                      (50,597)            (11)            1,497              (7)
   - Net realized gain (loss) on investments           980,056               4            (1,926)            105
   - Net change in unrealized appreciation or
     depreciation on investments                      (771,100)            633           (40,158)            (61)
                                                   -----------        --------         ---------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     158,359             626           (40,587)             37
Changes From Unit Transactions:
   - Contract purchases                                481,913             184            32,827              --
   - Contract withdrawals                             (845,812)            (69)           (7,355)           (111)
   - Contract transfers                                421,342          22,699           446,838          (3,489)
                                                   -----------        --------         ---------         -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               57,443          22,814           472,310          (3,600)
                                                   -----------        --------         ---------         -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                215,802          23,440           431,723          (3,563)
                                                   -----------        --------         ---------         -------
NET ASSETS AT DECEMBER 31, 2007                    $ 6,125,575        $ 23,440         $ 431,723         $    --
                                                   ===========        ========         =========         =======

See accompanying notes.


                                                                   LINCOLN VIPT  LINCOLN VIPT                  LINCOLN VIPTT
                                                                    DELAWARE      DELAWARE       DELAWARE       LINCOLN
                                                  LINCOLN VIPT      GROWTH        SOCIAL         SPECIAL        VIPT FI
                                                  DELAWARE BOND    AND INCOME     AWARENESS    OPPORTUNITIES  EQUITY-INCOME
                                                   SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                      $28,198,986      $ 41,244     $  759,070      $    --      $3,242,048
Changes From Operations:
   - Net investment income (loss)                    1,128,800           420          1,626           --          18,374
   - Net realized gain (loss) on investments           (28,134)          101         15,241           --         293,876
   - Net change in unrealized appreciation or
     depreciation on investments                        62,778         6,408         80,561           --          32,618
                                                   -----------      --------     ----------      -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,163,444         6,929         97,428           --         344,868
Changes From Unit Transactions:
   - Contract purchases                              3,202,850        38,593        112,917           --         319,247
   - Contract withdrawals                           (1,895,434)       (4,925)       (64,542)          --        (276,088)
   - Contract transfers                              1,211,499         6,898        119,995           --         356,970
                                                   -----------      --------     ----------      -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,518,915        40,566        168,370           --         400,129
                                                   -----------      --------     ----------      -------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,682,359        47,495        265,798           --         744,997
                                                   -----------      --------     ----------      -------      ----------
NET ASSETS AT DECEMBER 31, 2006                     31,881,345        88,739      1,024,868           --       3,987,045
Changes From Operations:
   - Net investment income (loss)                    1,402,506           869          1,608          241          16,228
   - Net realized gain (loss) on investments             4,537         1,659         29,971        1,605         475,136
   - Net change in unrealized appreciation or
     depreciation on investments                       104,490         2,913         (6,148)      (4,411)       (370,701)
                                                   -----------      --------     ----------      -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,511,533         5,441         25,431       (2,565)         120,66
Changes From Unit Transactions:
   - Contract purchases                              3,429,027        48,609        111,171        3,001         392,163
   - Contract withdrawals                           (3,812,469)       (8,132)       (45,938)        (604)       (239,189)
   - Contract transfers                              1,370,224        98,196         (2,905)      37,059        (250,505)
                                                   -----------      --------     ----------      -------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              986,782       138,673         62,328       39,456         (97,531)
                                                   -----------      --------     ----------      -------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,498,315       144,114         87,759       36,891          23,132
                                                   -----------      --------     ----------      -------      ----------
NET ASSETS AT DECEMBER 31, 2007                    $34,379,660      $232,853     $1,112,627      $36,891      $4,010,177
                                                   ===========      ========     ==========      =======      ==========


                                                                                              LINCOLN VIPT
                                                                LINCOLN VIPT   LINCOLN VIPT     MARSICO
                                                 LINCOLN VIPT     GROWTH      JANUS CAPITAL  INTERNATIONAL
                                                    GROWTH     OPPORTUNITIES   APPRECIATION      GROWTH
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $  3,897       $      --        $2,062,920      $     --
Changes From Operations:
   - Net investment income (loss)                     (43)           (217)          (12,266)           --
   - Net realized gain (loss) on investments            8             (97)          (18,884)           --
   - Net change in unrealized appreciation or
     depreciation on investments                      763            (563)          204,182            --
                                                 --------       ---------        ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    728            (877)          173,032            --
Changes From Unit Transactions:
   - Contract purchases                             8,367          12,568           203,421            --
   - Contract withdrawals                          (1,199)       (180,744)              --
   - Contract transfers                               219          37,749          (148,525)           --
                                                 --------       ---------        ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           7,387          47,657          (125,848)           --
                                                 --------       ---------        ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             8,115          46,780            47,184            --
                                                 --------       ---------        ----------      --------
NET ASSETS AT DECEMBER 31, 2006                    12,012          46,780         2,110,104            --
Changes From Operations:
   - Net investment income (loss)                    (392)           (130)          (12,927)          955
   - Net realized gain (loss) on investments       13,440           1,539            39,917         2,551
   - Net change in unrealized appreciation or
     depreciation on investments                     (734)            563           479,164         3,107
                                                 --------       ---------        ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 12,314           1,972           506,154         6,613
Changes From Unit Transactions:
   - Contract purchases                             1,172           1,617           291,812        15,646
   - Contract withdrawals                          (3,444)         (1,270)         (153,576)       (2,880)
   - Contract transfers                           (22,054)        (49,099)          717,634       321,520
                                                 --------       ---------        ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (24,326)        (48,752)          855,870       334,286
                                                 --------       ---------        ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (12,012)        (46,780)        1,362,024       340,899
                                                 --------       ---------        ----------      --------
NET ASSETS AT DECEMBER 31, 2007                  $     --       $      --        $3,472,128      $340,899
                                                 ========       =========        ==========      ========

                                                                                           LINCOLN VIPT
                                                               LINCOLN VIPT  LINCOLN VIPT     MONDRIAN
                                                 LINCOLN VIPT     MID-CAP       MID-CAP    INTERNATIONAL
                                                   MFS VALUE      GROWTH         VALUE         VALUE
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                       $    --      $     --      $     --     $ 6,938,947
Changes From Operations:
   - Net investment income (loss)                        --            --            --         195,192
   - Net realized gain (loss) on investments             --            --            --         235,430
   - Net change in unrealized appreciation or
     depreciation on investments                         --            --            --       1,699,962
                                                    -------      --------      --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --            --            --       2,130,584
Changes From Unit Transactions:
   - Contract purchases                                  --            --            --         899,244
   - Contract withdrawals                                --            --            --        (595,693)
   - Contract transfers                                  --            --            --         892,875
                                                    -------      --------      --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --            --            --       1,196,426
                                                    -------      --------      --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --            --            --       3,327,010
                                                    -------      --------      --------     -----------
NET ASSETS AT DECEMBER 31, 2006                          --            --            --      10,265,957
Changes From Operations:
   - Net investment income (loss)                       178          (123)          230         167,111
   - Net realized gain (loss) on investments             (2)            9          (294)        986,497
   - Net change in unrealized appreciation or
     depreciation on investments                        131           971       (11,654)        (24,724)
                                                    -------      --------      --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      307           857       (11,718)      1,128,884
Changes From Unit Transactions:
   - Contract purchases                              22,571         7,001         4,626         893,006
   - Contract withdrawals                            (2,519)       (2,050)       (2,482)       (566,064)
   - Contract transfers                              39,056       160,480       165,998         922,567
                                                    -------      --------      --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            59,108       165,431       168,142       1,249,509
                                                    -------      --------      --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              59,415       166,288       156,424       2,378,393
                                                    -------      --------      --------     -----------
NET ASSETS AT DECEMBER 31, 2007                     $59,415      $166,288      $156,424     $12,644,350
                                                    =======      ========      ========     ===========

See accompanying notes.

                                                                                                          LINCOLN VIPT
                                                                                                          T. ROWE PRICE
                                                               LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT     STRUCTURED
                                                 LINCOLN VIPT     S&P 500      SMALL-CAP   T. ROWE PRICE     MID-CAP
                                                 MONEY MARKET      INDEX         INDEX      GROWTH STOCK      GROWTH
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $ 20,558,120    $     --     $      --       $    --       $  152,900
Changes From Operations:
   - Net investment income (loss)                     866,764          --            --            --           (1,470)
   - Net realized gain (loss) on investments               --          --            --            --           10,810
   - Net change in unrealized appreciation or
     depreciation on investments                           --          --            --            --            9,370
                                                 ------------    --------     ---------       -------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    866,764          --            --            --           18,710
Changes From Unit Transactions:
   - Contract purchases                            25,102,500          --            --            --          105,849
   - Contract withdrawals                          (5,001,294)         --            --            --          (12,490)
   - Contract transfers                           (12,820,430)         --            --            --          (63,896)
                                                 ------------    --------     ---------       -------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           7,280,776          --            --            --           29,463
                                                 ------------    --------     ---------       -------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             8,147,540          --            --            --           48,173
                                                 ------------    --------     ---------       -------       ----------
NET ASSETS AT DECEMBER 31, 2006                    28,705,660          --            --            --          201,073
Changes From Operations:
   - Net investment income (loss)                   1,131,504       4,011           411            22           (5,895)
   - Net realized gain (loss) on investments               --         (47)           17             4            6,247
   - Net change in unrealized appreciation or
                                                 ------------    --------     ---------       -------       ----------
     depreciation on investments                           --     (19,459)       (1,939)          (70)          49,120
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,131,504     (15,495)       (1,511)          (44)          49,472
Changes From Unit Transactions:
   - Contract purchases                            37,100,816     178,208        12,692         5,767           81,514
   - Contract withdrawals                          (5,613,703)    (20,807)       (2,343)         (975)         (30,392)
   - Contract transfers                           (32,357,329)    586,481       107,845        20,898        1,042,035
                                                 ------------    --------     ---------       -------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (870,216)    743,882       118,194        25,690        1,093,157
                                                 ------------    --------     ---------       -------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               261,288     728,387       116,683        25,646        1,142,629
                                                 ------------    --------     ---------       -------       ----------
NET ASSETS AT DECEMBER 31, 2007                  $ 28,966,948    $728,387     $ 116,683       $25,646       $1,343,702
                                                 ============    ========     =========       =======       ==========

                                                               LINCOLN VIPT
                                                 LINCOLN VIPT      UBS       LINCOLN VIPT  LINCOLN VIPT
                                                   TEMPLETON   GLOBAL ASSET    WILSHIRE      WILSHIRE
                                                     GROWTH     ALLOCATION   2020 PROFILE  2030 PROFILE
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                       $    --     $1,184,665      $    --      $     --
Changes From Operations:
   - Net investment income (loss)                        --          7,938           --            --
   - Net realized gain (loss) on investments             --         80,266           --            --
   - Net change in unrealized appreciation or
     depreciation on investments                         --         80,215           --            --
                                                    -------     ----------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --        168,419           --            --
Changes From Unit Transactions:
   - Contract purchases                                  --        168,391           --            --
   - Contract withdrawals                                --        (84,661)          --            --
   - Contract transfers                                  --         16,596           --            --
                                                    -------     ----------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --        100,326           --            --
                                                    -------     ----------      -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --        268,745           --            --
                                                    -------     ----------      -------      --------
NET ASSETS AT DECEMBER 31, 2006                          --      1,453,410           --            --
Changes From Operations:
   - Net investment income (loss)                       357         23,683           77           647
   - Net realized gain (loss) on investments            (26)       126,971           25           (31)
   - Net change in unrealized appreciation or
     depreciation on investments                     (1,064)       (50,999)       1,715        (1,311)
                                                    -------     ----------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (733)        99,655        1,817          (695)
Changes From Unit Transactions:
   - Contract purchases                              10,384        499,047       38,858            --
   - Contract withdrawals                            (1,877)      (129,883)      (4,261)       (1,111)
   - Contract transfers                              16,968        424,008           --       201,532
                                                    -------     ----------      -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            25,475        793,172       34,597       200,421
                                                    -------     ----------      -------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              24,742        892,827       36,414       199,726
                                                    -------     ----------      -------      --------
NET ASSETS AT DECEMBER 31, 2007                     $24,742     $2,346,237      $36,414      $199,726
                                                    =======     ==========      =======      ========


                                                               LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT
                                                 LINCOLN VIPT    WILSHIRE      WILSHIRE      WILSHIRE
                                                   WILSHIRE     AGGRESSIVE   CONSERVATIVE   MODERATE
                                                 2040 PROFILE    PROFILE       PROFILE       PROFILE
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $    --       $       --      $410,247     $  291,980
Changes From Operations:
   - Net investment income (loss)                      --              364         4,202          2,711
   - Net realized gain (loss) on investments           --              279         3,169          4,466
   - Net change in unrealized appreciation or
     depreciation on investments                       --           16,662        28,876         53,022
                                                  -------       ----------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     --           17,305        36,247         60,199
Changes From Unit Transactions:
   - Contract purchases                                --          152,275        42,665        537,354
   - Contract withdrawals                              --          (24,504)      (24,967)       (62,795)
   - Contract transfers                                --              653        25,015          8,141
                                                  -------       ----------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              --          128,424        42,713        482,700
                                                  -------       ----------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --          145,729        78,960        542,899
                                                  -------       ----------      --------     ----------
NET ASSETS AT DECEMBER 31, 2006                        --          145,729       489,207        834,879
Changes From Operations:
   - Net investment income (loss)                      --            4,335         7,069         35,735
   - Net realized gain (loss) on investments           --            9,606         4,608         12,844
   - Net change in unrealized appreciation or
     depreciation on investments                       --           25,588        25,323         33,113
                                                  -------       ----------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     --           39,529        37,000         81,692
Changes From Unit Transactions:
   - Contract purchases                                --          388,871        48,628        794,429
   - Contract withdrawals                              --          (63,777)      (26,872)      (184,112)
   - Contract transfers                            22,864          608,460        67,042      2,374,073
                                                  -------       ----------      --------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          22,864          933,554        88,798      2,984,390
                                                  -------       ----------      --------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            22,864          973,083       125,798      3,066,082
                                                  -------       ----------      --------     ----------
NET ASSETS AT DECEMBER 31, 2007                   $22,864       $1,118,812      $615,005     $3,900,961
                                                  =======       ==========      ========     ==========

See accompanying notes.

                                                 LINCOLN VIPT
                                                   WILSHIRE      M FUND          M FUND       M FUND
                                                  MODERATELY     BRANDES         BUSINESS     FRONTIER     M FUND
                                                  AGGRESSIVE   INTERNATIONAL   OPPORTUNITY    CAPITAL     TURNER CORE    MFS VIT
                                                   PROFILE       EQUITY          VALUE      APPRECIATION   GROWTH      CORE EQUITY
                                                  SUBACCOUNT    SUBACCOUNT      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $  227,416     $1,329,658     $ 29,451    $  727,446    $  439,415    $623,258
Changes From Operations:
   - Net investment income (loss)                      4,591         13,273          165        (7,083)          (87)     (2,239)
   - Net realized gain (loss) on investments          19,310        189,941        4,900       119,129        32,003      11,008
   - Net change in unrealized appreciation or
     depreciation on investments                      52,277        166,036        3,293        11,797         6,517      69,492
                                                  ----------     ----------     --------    ----------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    76,178        369,250        8,358       123,843        38,433      78,261
Changes From Unit Transactions:
   - Contract purchases                              332,543        722,011       57,729       563,559       157,502      31,531
   - Contract withdrawals                            (50,643)      (126,338)      (8,481)      (86,164)      (39,679)    (53,858)
   - Contract transfers                              330,979       (317,228)       8,880      (145,341)       10,384         489
                                                  ----------     ----------     --------    ----------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            612,879        278,445       58,128       332,054       128,207     (21,838)
                                                  ----------     ----------     --------    ----------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              689,057        647,695       66,486       455,897       166,640      56,423
                                                  ----------     ----------     --------    ----------    ----------    --------
NET ASSETS AT DECEMBER 31, 2006                      916,473      1,977,353       95,937     1,183,343       606,055     679,681
Changes From Operations:
   - Net investment income (loss)                     27,473         30,614          719        (7,977)       (2,125)     (3,381)
   - Net realized gain (loss) on investments          45,448        436,391       16,841       183,248       110,665      29,628
   - Net change in unrealized appreciation or
     depreciation on investments                      51,434       (329,831)     (18,778)      (51,187)       61,403      46,237
                                                  ----------     ----------     --------    ----------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   124,355        137,174       (1,218)      124,084       169,943      72,484
Changes From Unit Transactions:
   - Contract purchases                              833,535        238,063       51,557       125,018        94,763      36,463
   - Contract withdrawals                           (179,896)       (98,589)     (10,477)      (42,108)      (33,663)    (33,665)
   - Contract transfers                            1,130,844        (28,094)      92,348      (162,974)      301,529      24,949
                                                  ----------     ----------     --------    ----------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,784,483        111,380      133,428       (80,064)      362,629      27,747
                                                  ----------     ----------     --------    ----------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,908,838        248,554      132,210        44,020       532,572     100,231
                                                  ----------     ----------     --------    ----------    ----------    --------
NET ASSETS AT DECEMBER 31, 2007                   $2,825,311     $2,225,907     $228,147    $1,227,363    $1,138,627    $779,912
                                                  ==========     ==========     ========    ==========    ==========    ========



                                                  MFS VIT
                                                  EMERGING      MFS VIT       MFS VIT
                                                   GROWTH     TOTAL RETURN   UTILITIES
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $6,584,972   $19,926,317   $ 9,335,704
Changes From Operations:
   - Net investment income (loss)                   (52,469)      308,241       121,679
   - Net realized gain (loss) on investments        (20,820)      850,158       825,734
   - Net change in unrealized appreciation or
     depreciation on investments                    530,544     1,005,380     1,864,475
                                                 ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  457,255     2,163,779     2,811,888
Changes From Unit Transactions:
   - Contract purchases                             840,376     1,535,152       897,268
   - Contract withdrawals                          (638,440)   (1,170,368)     (728,266)
   - Contract transfers                            (387,566)     (596,424)      (62,070)
                                                 ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (185,630)     (231,640)      106,932
                                                 ----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             271,625     1,932,139     2,918,820
                                                 ----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                   6,856,597    21,858,456    12,254,524
Changes From Operations:
   - Net investment income (loss)                   (59,693)      401,206        21,091
   - Net realized gain (loss) on investments        156,658     1,088,900     1,681,327
   - Net change in unrealized appreciation or
     depreciation on investments                  1,257,967      (850,716)    1,697,067
                                                 ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                1,354,932       639,390     3,399,485
Changes From Unit Transactions:
   - Contract purchases                             683,667     1,481,793       866,658
   - Contract withdrawals                          (966,378)   (4,986,073)     (921,218)
   - Contract transfers                             535,867         9,918     1,098,173
                                                 ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           253,156    (3,494,362)    1,043,613
                                                 ----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,608,088    (2,854,972)    4,443,098
                                                 ----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                  $8,464,685   $19,003,484   $16,697,622
                                                 ==========   ===========   ===========

                                                     NB AMT                                 PIMCO VIT
                                                    MID-CAP       NB AMT       NB AMT     OPCAP GLOBAL
                                                     GROWTH      PARTNERS     REGENCY        EQUITY
                                                   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 9,277,381   $2,452,790   $4,339,310    $ 491,653
Changes From Operations:
   - Net investment income (loss)                     (81,285)        (650)     (14,701)         197
   - Net realized gain (loss) on investments          251,576      467,806      539,325       58,625
   - Net change in unrealized appreciation or
     depreciation on investments                    1,120,880     (161,584)    (113,061)      37,509
                                                  -----------   ----------   ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,291,171      305,572      411,563       96,331
Changes From Unit Transactions:
   - Contract purchases                             1,004,017      138,914      578,188       42,860
   - Contract withdrawals                            (733,734)    (154,035)    (277,347)     (71,987)
   - Contract transfers                               517,567      290,869     (815,737)      11,102
                                                  -----------   ----------   ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             787,850      275,748     (514,896)     (18,025)
                                                  -----------   ----------   ----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,079,021      581,320     (103,333)      78,306
                                                  -----------   ----------   ----------    ---------
NET ASSETS AT DECEMBER 31, 2006                    11,356,402    3,034,110    4,235,977      569,959
Changes From Operations:
   - Net investment income (loss)                     (95,720)      (5,397)     (12,985)          69
   - Net realized gain (loss) on investments          808,913      434,317      199,224      142,346
   - Net change in unrealized appreciation or
     depreciation on investments                    1,644,114     (139,689)     (85,862)    (109,573)
                                                  -----------   ----------   ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  2,357,307      289,231      100,377       32,842
Changes From Unit Transactions:
   - Contract purchases                               950,911      129,442      464,522       30,941
   - Contract withdrawals                          (1,133,370)    (618,247)    (180,205)     (87,997)
   - Contract transfers                              (696,965)     229,730       (7,239)     (63,264)
                                                  -----------   ----------   ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (879,424)    (259,075)     277,078     (120,320)
                                                  -----------   ----------   ----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,477,883       30,156      377,455      (87,478)
                                                  -----------   ----------   ----------    ---------
NET ASSETS AT DECEMBER 31, 2007                   $12,834,285   $3,064,266   $4,613,432    $ 482,481
                                                  ===========   ==========   ==========    =========

See accompanying notes.

                                                              PUTNAM VT
                                                   PIMCO VIT   GROWTH &       PUTNAM VT
                                                     OPCAP      INCOME     HEALTH SCIENCES
                                                    MANAGED    CLASS IB        CLASSIB
                                                   SUBACCOUNT SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 681,858   $  891,344      $709,225
Changes From Operations:
   - Net investment income (loss)                     6,893        6,984        (4,103)
   - Net realized gain (loss) on investments         70,069       34,995        49,359
   - Net change in unrealized appreciation or
     depreciation on investments                    (26,847)      99,271       (31,043)
                                                  ---------   ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   50,115      141,250        14,213
Changes From Unit Transactions:
   - Contract purchases                              29,049      150,485        91,066
   - Contract withdrawals                           (21,324)     (74,175)      (33,040)
   - Contract transfers                            (141,835)      59,005       126,302
                                                  ---------   ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (134,110)     135,315       184,328
                                                  ---------   ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (83,995)     276,565       198,541
                                                  ---------   ----------      --------
NET ASSETS AT DECEMBER 31, 2006                     597,863    1,167,909       907,766
Changes From Operations:
   - Net investment income (loss)                     8,451        8,218          (203)
   - Net realized gain (loss) on investments         45,714      221,894        16,470
   - Net change in unrealized appreciation or
     depreciation on investments                    (40,664)    (275,241)      (29,883)
                                                  ---------   ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   13,501      (45,129)      (13,616)
Changes From Unit Transactions:
   - Contract purchases                              22,331       84,971        77,854
   - Contract withdrawals                           (20,093)     (39,567)      (32,093)
   - Contract transfers                             (16,355)    (510,580)      (47,525)
                                                  ---------   ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (14,117)    (465,176)       (1,764)
                                                  ---------   ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (616)    (510,305)      (15,380)
                                                  ---------   ----------      --------
NET ASSETS AT DECEMBER 31, 2007                   $ 597,247   $  657,604      $892,386
                                                  =========   ==========      ========

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of Lincoln Life. The Variable Account consists of eight products which are listed below.

Lincoln SVUL
Lincoln SVUL-II and SVUL-II Elite
Lincoln SVUL-III
Lincoln SVUL-IV
Lincoln SVUL(ONE)
Lincoln Momentum SVUL(ONE)
Lincoln SVUL(ONE) 2007
Lincoln Momentum SVUL(ONE) 2007

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company merged into The Lincoln National Life Insurance Company. The merger did not affect the assets and liabilities of Lincoln Life Flexible Premium Variable Life Account R.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of ninety-seven mutual funds (the Funds) of fifteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
     AIM V.I. Capital Appreciation Fund (Series I)
     AIM V.I. Core Equity Fund (Series I)
     AIM V.I. Diversified Income Fund (Series I)
     AIM V.I. International Growth Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Technology Portfolio (Class A)
     ABVPSF Growth and Income Portfolio (Class A)
     ABVPSF International Value Portfolio (Class A)
     ABVPSF Large Cap Growth Portfolio (Class A)
     ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
     American Funds Global Growth Fund (Class 2)
     American Funds Global Small Capitalization Fund (Class 2)
     American Funds Growth Fund (Class 2)
     American Funds Growth-Income Fund (Class 2)
     American Funds International Fund (Class 2)

Delaware VIP Trust (Delaware VIPT)*:
     Delaware VIPT Capital Reserves Series (Standard Class) Delaware VIPT Diversified Income Series (Standard Class) Delaware VIPT Emerging Markets Series (Standard Class) Delaware VIPT High Yield Series (Standard Class) Delaware VIPT REIT Series (Standard Class)
     Delaware VIPT Small Cap Value Series (Standard Class) Delaware VIPT Trend Series (Standard Class)
     Delaware VIPT U.S. Growth Series (Standard Class) Delaware VIPT Value Series (Standard Class)

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Equity 500 Index Fund
     DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Portfolio
     Fidelity VIP Contrafund Portfolio (Service Class)
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Equity-Income Portfolio (Service Class)
     Fidelity VIP Growth Portfolio (Service Class)
     Fidelity VIP Growth Opportunities Portfolio (Service Class)
     Fidelity VIP High Income Portfolio (Service Class)
     Fidelity VIP Investment Grade Bond Portfolio
     Fidelity VIP Mid Cap Portfolio (Service Class)
     Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Fund (Class 1)
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1) FTVIPT Mutual Shares Securities Fund (Class 1)
     FTVIPT Templeton Foreign Securities Fund (Class 1)
     FTVIPT Templeton Foreign Securities Fund (Class 2)
     FTVIPT Templeton Global Asset Allocation Fund (Class 1)
     FTVIPT Templeton Global Income Securities Fund (Class 1)
     FTVIPT Templeton Growth Securities Fund (Class 1)
     FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Balanced Portfolio (Service Shares)
     Janus Aspen Series Global Technology Portfolio (Service Shares) Janus Aspen Series Mid Cap Growth Portfolio (Service Shares)
     Janus Aspen Series Worldwide Growth Portfolio
     Janus Aspen Series Worldwide Growth Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
     Lincoln VIPT Baron Growth Opportunities
     Lincoln VIPT Baron Growth Opportunities Service Class
     Lincoln VIPT Capital Growth
     Lincoln VIPT Cohen & Steers Global Real Estate
     Lincoln VIPT Delaware Bond
     Lincoln VIPT Delaware Growth and Income
     Lincoln VIPT Delaware Social Awareness
     Lincoln VIPT Delaware Special Opportunities
     Lincoln VIPT FI Equity-Income
     Lincoln VIPT Janus Capital Appreciation
     Lincoln VIPT Marsico International Growth
     Lincoln VIPT MFS Value
     Lincoln VIPT Mid-Cap Growth
     Lincoln VIPT Mid-Cap Value
     Lincoln VIPT Mondrian International Value
     Lincoln VIPT Money Market
     Lincoln VIPT S&P 500 Index
     Lincoln VIPT Small-Cap Index
     Lincoln VIPT T. Rowe Price Growth Stock
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
     Lincoln VIPT Templeton Growth
     Lincoln VIPT UBS Global Asset Allocation
     Lincoln VIPT Value Opportunities**
     Lincoln VIPT Wilshire 2010 Profile**
     Lincoln VIPT Wilshire 2020 Profile
     Lincoln VIPT Wilshire 2030 Profile
     Lincoln VIPT Wilshire 2040 Profile
     Lincoln VIPT Wilshire Aggressive Profile
     Lincoln VIPT Wilshire Conservative Profile
     Lincoln VIPT Wilshire Moderate Profile
     Lincoln VIPT Wilshire Moderately Aggressive Profile

M Fund, Inc. (M Fund):
     M Fund Brandes International Equity Fund
     M Fund Business Opportunity Value Fund
     M Fund Frontier Capital Appreciation Fund
     M Fund Turner Core Growth Fund

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Series (Initial Class)
     MFS VIT Emerging Growth Series (Initial Class)
     MFS VIT Total Return Series (Initial Class)
     MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Portfolio (I Class)
     NB AMT Partners Portfolio (I Class)
     NB AMT Regency Portfolio (I Class)

PIMCO Advisors VIT (PIMCO VIT OPCAP):
     PIMCO VIT OPCAP Global Equity Portfolio
     PIMCO VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
     Putnam VT Growth & Income Fund (Class IB)
     Putnam VT Health Sciences Fund (Class IB)

*    Denotes an affiliate of the Company.

**   Available funds with no money invested at December 31, 2007.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2006, the AIM V.I. Core Equity Fund, the ABVPSF International Value Fund, the FTVIPT Income Securities Fund, and the FTVIPT Franklin Mutual Shares Securities Fund became available as investment options for Account Contract owners. Accordingly, the 2006 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2006.

Also during 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

During 2006, the AIM V.I. Growth Fund and the AIM V.I. Premier Equity Fund ceased to be available as investment options to Variable Account contract owners.

Also during 2006, the AIM V.I. Growth Fund merged into the AIM V.I. Capital Appreciation Fund and the AIM V.I. Premier Equity Fund merged into the AIM V.I. Core Equity Fund.

During 2007, the Lincoln VIPT Baron Growth Opportunities Fund, the Lincoln VIPT Capital Growth Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Delaware Special Opportunities Fund, the Lincoln VIPT Marsico International Growth Fund, the Lincoln VIPT MFS Value Fund, the Lincoln VIPT Mid-Cap Growth Fund, the Lincoln VIPT Mid-Cap Value Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT T. Rowe Price Growth Stock Fund, the Lincoln VIPT Templeton Growth Fund, the Lincoln VIPT Value Opportunities Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                NEW FUND NAME
-----------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Fund                            Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund               Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Social Awareness Fund                Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Equity-Income Fund                   Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Capital Appreciation Fund            Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                   Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Global Asset Allocation Fund         Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Aggressive Profile Fund              Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund            Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund                Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund
MFS VIT Capital Opportunities Series              MFS VIT Core Equity Series

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Service Class Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The current rate of deduction, stated as an annual percentage, is .80% for all products except SVUL IV, SVUL(ONE) 2007 and Momentum SVUL(ONE) 2007 which are .60% and SVUL(ONE) and Momentum SVUL(ONE) which are .50%. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. For the SVUL(ONE) 2007 and Momentum SVUL(ONE) 2007 products, the annual percentage changes to .20% for policy years 11 and beyond. For the SVUL III product, the annual percentage changes to .40% for policy years 20 and beyond. For the SVUL IV product, the annual percentage changes to .20% for policy years 20 and beyond.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2007 and 2006 amounted to $6,363,782 and $5,779,349, respectively.

The Company charges a monthly administrative fee which varies by product, refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2007 and 2006 amounted to $15,842,981 and $14,912,677, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2007 and 2006 amounted to $9,842,640 and $9,140,138, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2007 and 2006, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the year ended December 31, 2007 and 2006 amounted to $1,878,722 and $1,028,875, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                    MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                      COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL       INCOME
SUBACCOUNT      YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
                2007                 0.80%    0.80%    $ 5.81    $16.06    1,932,500   $15,310,454    11.12%     11.12%     0.00%
                2006                 0.80%    0.80%     12.33     12.33    2,068,744    14,527,585     5.45%      5.45%     0.08%
                2005                 0.80%    0.80%     11.69     11.69      168,799     1,972,946     7.97%      7.97%     0.09%
                2004                 0.80%    0.80%     10.83     10.83      117,337     1,270,229     5.78%      5.78%     0.00%
                2003                 0.80%    0.80%     10.23     10.23      130,550     1,336,093    28.49%     28.49%     0.00%
AIM V.I. CORE EQUITY
                2007                 0.80%    0.80%      8.06     15.29    1,668,754    15,834,178     7.26%      7.26%     1.11%
                2006  4/28/06        0.80%    0.80%      7.52     14.26    1,752,860    15,400,302     8.58%      8.58%     0.57%
AIM V.I. DIVERSIFIED INCOME
                2007                 0.80%    0.80%     12.15     12.15       67,291       817,731     0.91%      0.91%     6.94%
                2006                 0.80%    0.80%     12.04     12.04       78,348       943,460     3.65%      3.65%     6.05%
                2005                 0.80%    0.80%     11.62     11.62       76,783       892,074     2.08%      2.08%     6.59%
                2004                 0.80%    0.80%     11.38     11.38       72,158       821,267     4.20%      4.20%     4.70%
                2003                 0.80%    0.80%     10.92     10.92       95,016     1,037,860     8.37%      8.37%     6.36%
AIM V.I. INTERNATIONAL GROWTH
                2007                 0.80%    0.80%     13.48     24.37      530,364     8,172,517    13.81%     13.81%     0.44%
                2006                 0.80%    0.80%     11.85     21.42      443,208     5,942,014    27.21%     27.21%     1.09%
                2005                 0.80%    0.80%      9.31     16.84      409,767     4,364,470    16.99%     16.99%     0.69%
                2004                 0.80%    0.80%      7.96     14.39      447,691     4,137,393    23.02%     23.02%     0.75%
                2003                 0.80%    0.80%      6.47     11.70      371,817     2,870,429    28.03%     28.03%     0.60%
ABVPSF GLOBAL TECHNOLOGY CLASS A
                2007                 0.50%    0.80%     12.22     17.30      107,644     1,558,618    19.24%     19.58%     0.00%
                2006                 0.50%    0.80%     11.14     14.51       73,377       899,887     7.77%      7.99%     0.00%
                2005                 0.60%    0.80%     10.33     13.46       69,110       783,512     3.03%      3.04%     0.00%
                2004                 0.80%    0.80%     10.03     13.06       65,550       760,964     4.61%      4.62%     0.00%
                2003                 0.80%    0.80%      9.59     12.49       91,550       980,327    42.93%     42.94%     0.00%
ABVPSF GROWTH AND INCOME CLASS A
                2007                 0.50%    0.80%     11.79     17.00      627,622     9,180,268     4.28%      4.59%     1.40%
                2006                 0.50%    0.80%     13.46     16.31      556,860     7,873,920    16.35%     16.59%     1.40%
                2005                 0.60%    0.80%     11.54     14.01      482,696     5,912,965     4.03%      4.24%     1.44%
                2004                 0.60%    0.80%     11.66     13.47      473,846     5,630,854    10.57%     10.57%     0.92%
                2003                 0.80%    0.80%     10.55     10.63      399,794     4,277,797    31.45%     31.45%     0.97%
ABVPSF INTERNATIONAL VALUE CLASS A
                2007                 0.50%    0.80%     12.52     12.58      220,933     2,774,186     4.99%      5.31%     1.09%
                2006  6/29/06        0.50%    0.80%     11.93     11.95       62,520       745,819     6.19%     20.51%     0.00%
ABVPSF LARGE CAP GROWTH CLASS A
                2007                 0.60%    0.80%     12.80     15.00      131,093     1,778,335    13.01%     13.23%     0.00%
                2006                 0.60%    0.80%     11.33     13.27      102,055     1,241,857    -1.24%     -1.04%     0.00%
                2005                 0.60%    0.80%     11.47     13.44      124,246     1,500,355    14.23%     14.23%     0.00%
                2004                 0.80%    0.80%     10.04     11.76       74,238       804,557     7.75%      7.75%     0.00%
                2003                 0.80%    0.80%      9.32     10.92       58,006       565,254    22.68%     22.68%     0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
                2007                 0.50%    0.80%     10.69     20.52      469,400     8,046,435     0.89%      1.20%     0.84%
                2006                 0.50%    0.80%     13.86     20.34      354,193     6,313,513    13.51%     13.74%     0.40%
                2005                 0.60%    0.80%     12.19     17.92      255,828     4,247,767     6.06%      6.27%     0.70%
                2004                 0.60%    0.80%     13.96     16.89      280,185     4,580,987    18.35%     18.35%     0.18%
                2003                 0.80%    0.80%     11.79     14.27      156,435     2,178,603    40.14%     40.14%     0.58%
AMERICAN CENTURY VP INFLATION
   PROTECTION
                2007                 0.50%    0.80%     11.20     11.85      329,642     3,861,973     8.80%      9.12%     4.72%
                2006                 0.50%    0.80%     10.64     10.89      305,529     3,290,943     1.07%      1.28%     3.50%
                2005                 0.60%    0.80%     10.51     10.78      229,678     2,453,849     1.00%      1.20%     5.03%
                2004  6/8/04         0.60%    0.80%     10.38     10.67       63,760       679,294     1.17%      5.62%     1.88%

                                    MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM    INVESTMENT
                      COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                   TOTAL      TOTAL       INCOME
SUBACCOUNT      YEAR     DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH
   CLASS 2
                2007                 0.50%    0.80%    $12.76    $17.81      398,531   $ 6,917,535    13.93%     14.28%     2.89%
                2006                 0.50%    0.80%     15.41     15.63      267,649     4,096,785    19.47%     19.71%     0.80%
                2005                 0.60%    0.80%     12.87     13.09      160,896     2,085,336    13.17%     13.39%     0.75%
                2004  5/11/04        0.60%    0.80%     11.35     11.56       15,267       176,451     3.37%     14.41%     0.28%
AMERICAN FUNDS GLOBAL SMALL
   CAPITALIZATION CLASS 2
                2007                 0.50%    0.80%     13.09     32.24      689,094    13,862,190    20.46%     20.82%     2.92%
                2006                 0.50%    0.80%     15.03     26.77      648,359    10,809,203    23.06%     23.31%     0.46%
                2005                 0.60%    0.80%     12.21     21.75      569,725     7,661,143    24.35%     24.60%     0.95%
                2004                 0.60%    0.80%      9.82     17.49      433,085     4,664,236    19.92%     19.92%     0.00%
                2003                 0.80%    0.80%      8.19     14.59      321,718     2,780,096    52.31%     52.31%     0.58%
AMERICAN FUNDS GROWTH CLASS 2
                2007                 0.50%    0.80%     11.78     20.41    4,288,880    57,187,071    11.45%     11.79%     0.79%
                2006                 0.50%    0.80%     10.67     18.31    4,257,473    50,516,050     9.34%      9.56%     0.82%
                2005                 0.60%    0.80%      9.76     16.75    3,940,127    42,347,942    15.27%     15.50%     0.73%
                2004                 0.60%    0.80%      8.47     14.53    3,509,530    31,790,881    11.60%     11.60%     0.19%
                2003                 0.80%    0.80%      7.59     13.02    3,030,570    23,624,406    35.72%     35.72%     0.12%
AMERICAN FUNDS GROWTH-INCOME
   CLASS 2
                2007                 0.50%    0.80%     11.50     16.90    2,640,024    40,071,689     4.21%      4.52%     1.54%
                2006                 0.50%    0.80%     13.20     16.21    2,505,392    36,895,346    14.28%     14.51%     1.63%
                2005                 0.60%    0.80%     11.52     14.19    2,297,404    29,857,906     4.99%      5.20%     1.38%
                2004                 0.60%    0.80%     12.36     13.51    2,053,542    25,691,430     9.50%      9.50%     0.95%
                2003                 0.80%    0.80%     11.29     12.34    1,675,336    19,037,872    31.37%     31.37%     1.14%
AMERICAN FUNDS INTERNATIONAL
   CLASS 2
                2007                 0.50%    0.80%     13.21     25.86    1,092,786    23,832,763    19.07%     19.42%     1.60%
                2006                 0.50%    0.80%     16.67     21.72      918,790    17,126,292    18.03%     18.27%     1.88%
                2005                 0.60%    0.80%     14.09     18.40      646,492    10,548,952    20.54%     20.78%     1.74%
                2004                 0.60%    0.80%     12.99     15.26      400,831     5,623,466    18.37%     18.37%     1.56%
                2003                 0.80%    0.80%     10.98     12.90      247,196     2,921,331    33.78%     33.78%     1.71%
DELAWARE VIPT CAPITAL RESERVES
                2007                 0.50%    0.80%     10.67     10.89       33,898       368,549     3.59%      3.84%     4.79%
                2006                 0.60%    0.80%     10.48     10.48       29,464       308,756     3.94%      3.94%     4.59%
                2005  10/13/05       0.60%    0.60%     10.09     10.09           54           549     0.48%      0.48%     1.07%
DELAWARE VIPT DEVON
                2003                 0.00%    0.00%        --        --           --            --     0.00%      0.00%     1.38%
DELAWARE VIPT DIVERSIFIED INCOME
                2007                 0.50%    0.80%     11.42     12.43      557,992     6,846,577     6.77%      7.10%     2.98%
                2006                 0.50%    0.80%     11.44     11.64      346,068     3,982,317     7.06%      7.27%     1.41%
                2005                 0.60%    0.80%     10.66     10.87      224,878     2,421,509    -1.24%     -1.04%     0.93%
                2004   6/18/04       0.60%    0.80%     10.77     11.01       37,412       411,836     0.41%      8.66%     0.00%
DELAWARE VIPT EMERGING MARKETS
                2007                 0.50%    0.80%     15.83     49.17      489,109    16,447,354    37.75%     38.16%     1.49%
                2006                 0.50%    0.80%     20.48     35.70      368,202    10,317,924    26.12%     26.37%     1.28%
                2005                 0.60%    0.80%     16.21     28.30      340,436     8,235,806    26.47%     26.72%     0.29%
                2004                 0.60%    0.80%     20.32     22.38      178,304     3,701,099    32.41%     32.41%     2.68%
                2003                 0.80%    0.80%     15.35     16.90      121,176     1,934,193    69.19%     69.19%     2.36%
DELAWARE VIPT HIGH YIELD
                2007                 0.50%    0.80%     11.08     18.53      635,291     9,283,539     1.98%      2.28%     6.10%
                2006                 0.50%    0.80%     12.50     18.18      581,476     8,546,219    11.55%     11.78%     6.47%
                2005                 0.60%    0.80%     11.20     16.29      520,150     6,966,306     2.76%      2.97%     6.11%
                2004                 0.60%    0.80%     10.90     15.86      446,775     5,958,300    13.34%     13.34%     5.68%
                2003                 0.80%    0.80%      9.62     13.99      406,048     4,648,061    27.72%     27.72%     4.66%
DELAWARE VIPT REIT
                2007                 0.50%    0.80%     10.21     27.75      437,790     9,667,991   -14.62%    -14.37%     1.36%
                2006                 0.50%    0.80%     17.24     32.50      421,813    11,396,157    31.57%     31.83%     1.83%
                2005                 0.60%    0.80%     13.08     24.70      423,148     9,096,101     6.32%      6.53%     1.90%
                2004                 0.60%    0.80%     17.10     23.23      394,711     8,507,193    30.33%     30.33%     1.91%
                2003                 0.80%    0.80%     13.12     17.83      311,207     5,265,382    32.96%     32.96%     2.39%

                                   MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                     COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT    YEAR      DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT SMALL CAP VALUE
              2007                  0.50%    0.80%    $ 9.66    $23.91    1,118,054   $22,992,801    -7.36%     -7.09%      0.50%
              2006                  0.50%    0.80%     14.99     25.81    1,101,175    25,262,583    15.26%     15.49%      0.24%
              2005                  0.60%    0.80%     12.98     22.39    1,038,313    21,314,986     8.55%      8.76%      0.36%
              2004                  0.60%    0.80%     16.34     20.63      996,078    19,349,591    20.51%     20.51%      0.19%
              2003                  0.80%    0.80%     13.56     17.12      929,419    15,131,386    40.85%     40.85%      0.38%
DELAWARE VIPT TREND
              2007                  0.50%    0.80%     10.08     21.18      970,467    13,165,801     9.87%     10.20%      0.00%
              2006                  0.50%    0.80%      9.18     19.27    1,008,808    12,114,068     6.74%      6.95%      0.00%
              2005                  0.60%    0.80%      8.60     18.06    1,043,232    11,935,564     5.01%      5.22%      0.00%
              2004                  0.60%    0.80%      8.19     17.20    1,201,526    12,752,573    11.71%     11.71%      0.00%
              2003                  0.80%    0.80%      7.33     15.39    1,224,947    11,452,719    34.02%     34.02%      0.00%
DELAWARE VIPT U.S. GROWTH
              2007                  0.50%    0.80%     11.85     14.82       49,145       636,671    11.67%     11.99%      0.00%
              2006                  0.50%    0.80%     10.89     13.27       45,842       527,633     1.50%      1.70%      0.00%
              2005                  0.60%    0.80%     10.93     13.07       22,980       265,455    13.74%     13.74%      0.55%
              2004                  0.80%    0.80%      9.61     11.49       18,593       189,669     2.48%      2.48%      0.13%
              2003                  0.80%    0.80%      9.37      9.37       22,664       212,999    22.77%     22.77%      0.12%
DELAWARE VIPT VALUE
              2007                  0.50%    0.80%     11.21     16.59      901,588    12,993,899    -3.50%     -3.21%      1.42%
              2006                  0.50%    0.80%     14.52     17.19      599,367     9,246,125    23.11%     23.36%      1.36%
              2005                  0.60%    0.80%     11.77     13.96      409,720     5,167,322     5.18%      5.39%      1.45%
              2004                  0.60%    0.80%     11.81     13.27      171,310     2,140,617    14.02%     14.02%      1.44%
              2003                  0.80%    0.80%     10.36     11.64      114,830     1,260,188    27.27%     27.27%      1.17%
DWS VIP EAFE EQUITY INDEX
              2005                  0.00%    0.00%        --       --            --            --     0.00%      0.00%      2.38%
              2004                  0.60%    0.80%      7.98     13.96      343,757     3,039,364    18.12%     18.12%      2.36%
              2003                  0.80%    0.80%      6.76     11.82      290,667     2,021,655    32.29%     32.29%      4.27%
DWS VIP EQUITY 500 INDEX
              2007                  0.50%    0.80%     10.48     16.09    4,006,124    48,654,925     4.46%      4.77%      1.49%
              2006                  0.50%    0.80%     10.04     15.40    3,912,168    45,098,258    14.60%     14.83%      1.13%
              2005                  0.60%    0.80%      8.76     13.44    3,988,045    39,935,517     3.84%      4.05%      1.55%
              2004                  0.60%    0.80%      8.43     12.94    3,771,608    36,037,044     9.71%      9.71%      1.09%
              2003                  0.80%    0.80%      7.69     11.80    3,506,785    30,414,363    27.14%     27.14%      1.19%
DWS VIP SMALL CAP INDEX
              2007                  0.50%    0.80%     10.13     19.07      427,459     6,589,261    -2.68%     -2.39%      0.86%
              2006                  0.50%    0.80%     14.32     19.59      426,826     6,805,742    16.55%     16.79%      0.65%
              2005                  0.60%    0.80%     12.26     16.81      403,767     5,599,732     3.43%      3.64%      0.62%
              2004                  0.60%    0.80%     12.61     16.25      392,531     5,271,670    16.82%     16.82%      0.43%
              2003                  0.80%    0.80%     10.79     13.91      309,933     3,500,353    45.26%     45.26%      0.85%
FIDELITY VIP ASSET MANAGER
              2007                  0.80%    0.80%     14.81     14.81       59,748       885,079    14.58%     14.58%      5.97%
              2006                  0.80%    0.80%     12.93     12.93       64,191       829,862     6.46%      6.46%      2.47%
              2005                  0.80%    0.80%     12.14     12.14       57,692       700,574     3.22%      3.22%      2.67%
              2004                  0.80%    0.80%     11.77     11.77       58,993       694,055     4.63%      4.63%      3.03%
              2003                  0.80%    0.80%     11.24     11.24       61,727       694,096    17.04%     17.04%      3.64%
FIDELITY VIP CONTRAFUND SERVICE
   CLASS
              2007                  0.50%    0.80%     12.36     20.69    1,950,253    32,647,890    16.57%     16.92%      0.87%
              2006                  0.50%    0.80%     13.54     17.75    1,916,231    27,699,823    10.70%     10.92%      1.12%
              2005                  0.60%    0.80%     12.23     16.03    1,764,550    23,188,371    15.92%     16.15%      0.18%
              2004                  0.60%    0.80%     10.55     13.83    1,359,263    15,369,340    14.42%     14.42%      0.24%
              2003                  0.80%    0.80%      9.22     12.09    1,179,689    11,557,169    27.33%     27.33%      0.34%
FIDELITY VIP EQUITY-INCOME
              2007                  0.80%    0.80%     16.27     16.27      244,176     3,973,942     0.72%      0.72%      1.69%
              2006                  0.80%    0.80%     16.16     16.16      282,642     4,567,009    19.24%     19.24%      3.33%
              2005                  0.80%    0.80%     13.55     13.55      277,207     3,756,580     5.02%      5.02%      1.83%
              2004                  0.80%    0.80%     12.90     12.90      350,009     4,516,345    10.64%     10.64%      1.30%
              2003                  0.80%    0.80%     11.66     11.66      305,328     3,560,891    29.29%     29.29%      1.72%

                                     MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                           MINIMUM    MAXIMUM   INVESTMENT
                       COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                  TOTAL      TOTAL       INCOME
SUBACCOUNT      YEAR      DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)    RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME SERVICE
   CLASS
                2007                  0.60%    0.80%    $13.96    $16.77     208,398   $3,289,268     0.61%      0.81%       1.84%
                2006                  0.60%    0.80%     13.85     16.67     160,242    2,519,199    19.12%     19.36%       3.07%
                2005                  0.60%    0.80%     11.60     14.00     148,553    1,962,633     4.92%      5.12%       1.47%
                2004                  0.60%    0.80%     12.13     13.34     168,077    2,093,201    10.49%     10.49%       1.32%
                2003                  0.80%    0.80%     10.98     12.07     136,797    1,529,651    29.18%     29.18%       1.32%
FIDELITY VIP GROWTH SERVICE CLASS
                2007                  0.50%    0.80%      9.05     17.14     757,112    7,734,571    25.86%     26.24%       0.64%
                2006                  0.50%    0.80%      7.19     13.62     901,016    7,016,391     5.88%      6.09%       0.28%
                2005                  0.60%    0.80%      6.79     12.86     921,370    6,701,458     4.83%      5.04%       0.39%
                2004                  0.60%    0.80%      6.48     12.27     898,402    6,245,428     2.44%      2.44%       0.16%
                2003                  0.80%    0.80%      6.32     11.98     837,402    5,544,098    31.72%     31.72%       0.17%
FIDELITY VIP GROWTH OPPORTUNITIES
   SERVICE CLASS
                2007                  0.80%    0.80%     10.21     10.54     164,244    1,706,800    22.06%     22.06%       0.00%
                2006                  0.80%    0.80%      8.37      8.64     163,508    1,391,783     4.46%      4.46%       0.58%
                2005                  0.80%    0.80%      8.01      8.27     163,917    1,334,657     7.99%      7.99%       0.80%
                2004                  0.80%    0.80%      7.42      7.65     182,664    1,376,294     6.21%      6.21%       0.50%
                2003                  0.80%    0.80%      6.98      7.21     198,676    1,406,883    28.63%     28.63%       0.65%
FIDELITY VIP HIGH INCOME SERVICE
               CLASS
                2007                  0.80%    0.80%     11.32     11.32     176,310    1,996,602     1.84%      1.84%       7.70%
                2006                  0.80%    0.80%     11.12     11.12     231,400    2,573,164    10.29%     10.29%       7.70%
                2005                  0.80%    0.80%     10.08     10.08     246,538    2,485,663     1.71%      1.71%      14.99%
                2004                  0.80%    0.80%      9.91      9.91     287,350    2,848,534     8.60%      8.60%       7.53%
                2003                  0.80%    0.80%      9.13      9.13     244,035    2,227,670    25.96%     25.96%       5.93%
FIDELITY VIP INVESTMENT GRADE BOND
                2007                  0.80%    0.80%     15.70     15.70     151,082    2,371,676     3.52%      3.52%       4.32%
                2006                  0.80%    0.80%     15.16     15.16     185,336    2,810,587     3.52%      3.52%       3.71%
                2005                  0.80%    0.80%     14.65     14.65     163,401    2,393,746     1.38%      1.38%       4.52%
                2004                  0.80%    0.80%     14.45     14.45     263,474    3,807,332     3.62%      3.62%       3.97%
                2003                  0.80%    0.80%     13.95     13.95     266,893    3,721,885     4.37%      4.37%       3.98%
FIDELITY VIP MID CAP SERVICE CLASS
                2007                  0.50%    0.80%     11.78     15.65     192,168    2,836,774    14.57%     14.91%       0.74%
                2006                  0.50%    0.80%     13.59     13.63     113,576    1,493,639    11.69%     11.92%       0.14%
                2005   6/8/05         0.60%    0.80%     12.17     12.18      40,987      498,964    12.70%     16.91%       0.00%
FIDELITY VIP OVERSEAS SERVICE CLASS
                2007                  0.50%    0.80%     12.70     22.79     253,745    5,188,561    16.27%     16.62%       3.17%
                2006                  0.50%    0.80%     16.33     19.60     211,913    3,801,775    17.01%     17.24%       0.68%
                2005                  0.60%    0.80%     13.93     16.75     162,939    2,540,942    18.02%     18.26%       0.51%
                2004                  0.60%    0.80%     12.58     14.20     108,033    1,451,178    12.58%     12.58%       0.87%
                2003                  0.80%    0.80%     11.17     11.65      71,838      851,362    42.07%     42.07%       0.39%
FTVIPT FRANKLIN INCOME SECURITIES
                2007                  0.50%    0.80%     11.65     11.70     110,769    1,293,011     3.18%      3.49%       2.82%
                2006   6/29/06        0.50%    0.80%     11.29     11.31      61,407      693,513     2.09%     11.72%       0.00%
FTVIPT FRANKLIN SMALL-MID CAP
   GROWTH SECURITIES
                2007                  0.50%    0.80%     11.05     18.13     263,841    3,989,493    10.62%     10.95%       0.00%
                2006                  0.50%    0.80%     12.77     16.39     233,224    3,259,260     8.09%      8.30%       0.00%
                2005                  0.60%    0.80%     11.79     15.17     191,669    2,525,481     4.25%      4.46%       0.00%
                2004                  0.60%    0.80%     11.68     14.55     157,450    2,025,146    10.81%     10.81%       0.00%
                2003                  0.80%    0.80%     10.54     13.13     116,756    1,345,033    36.51%     36.52%       0.00%
FTVIPT MUTUAL SHARES SECURITIES
                2007                  0.50%    0.80%     11.67     11.73     146,750    1,717,313     2.90%      3.20%       1.35%
                2006   7/13/06        0.50%    0.80%     11.34     11.37      43,210      490,509     1.15%     13.68%       0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES
                2007                  0.80%    0.80%     18.20     18.20     305,354    5,558,296    14.87%     14.87%       2.07%
                2006                  0.80%    0.80%     15.85     15.85     259,912    4,118,820    20.73%     20.73%       1.44%
                2005                  0.80%    0.80%     13.13     13.13     251,385    3,299,741     9.60%      9.60%       1.22%
                2004                  0.80%    0.80%     11.98     11.98     321,286    3,848,019    17.93%     17.93%       1.10%
                2003                  0.80%    0.80%     10.16     10.16     314,188    3,190,999    31.50%     31.50%       1.85%


                                     MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                   COMMENCEMENT        FEE       FEE      UNIT      UNIT      UNITS                   TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR      DATE(1)        RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS   RETURN(4)  RETURN(4)  RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES
   CLASS 2
            2007                      0.80%    0.80%    $16.05    $17.08     382,124    $ 6,238,532   14.54%      14.54%    1.98%
            2006                      0.80%    0.80%     14.01     14.91     366,207      5,226,684   20.48%      20.48%    1.24%
            2005                      0.80%    0.80%     11.63     12.38     378,744      4,486,087    9.29%       9.29%    1.18%
            2004                      0.80%    0.80%     10.64     11.33     406,800      4,408,103   17.58%      17.58%    1.07%
            2003                      0.80%    0.80%      9.05      9.63     372,643      3,437,953   31.16%      31.16%    1.72%
FTVIPT TEMPLETON GLOBAL ASSET
   ALLOCATION
            2007                      0.80%    0.80%     20.89     20.89     186,931      3,904,059    9.44%       9.44%   16.95%
            2006                      0.80%    0.80%     19.08     19.08     161,690      3,085,542   20.42%      20.42%    7.00%
            2005                      0.80%    0.80%     15.85     15.85     154,471      2,447,868    3.03%       3.03%    3.86%
            2004                      0.80%    0.80%     15.38     15.38     124,082      1,908,543   15.01%      15.01%    3.00%
            2003                      0.80%    0.80%     13.37     13.37      99,682      1,333,110   31.26%      31.26%    2.75%
FTVIPT TEMPLETON GLOBAL INCOME
   SECURITIES
            2007                      0.50%    0.80%     12.30     12.36     107,704      1,328,008   10.39%      10.61%    2.67%
            2006                      0.60%    0.80%     11.14     11.17     63,244         706,635   12.24%      12.46%    2.39%
            2005  7/8/05              0.60%    0.80%      9.92      9.94     32,547         323,347    0.13%       1.67%    0.00%
FTVIPT TEMPLETON GROWTH SECURITIES
            2007                      0.50%    0.80%     11.68     20.36     360,559      6,001,827    1.74%       2.04%    1.55%
            2006                      0.50%    0.80%     15.04     20.01     349,609      6,165,385   21.23%      21.47%    1.43%
            2005                      0.60%    0.80%     12.38     16.51     282,960      4,167,268    8.19%       8.41%    1.28%
            2004                      0.60%    0.80%     12.82     15.26     262,667      3,636,957   15.32%      15.32%    1.25%
            2003                      0.80%    0.80%     11.12     13.23     223,989      2,720,232   31.57%      31.57%    1.55%
FTVIPT TEMPLETON GROWTH SECURITIES
           CLASS 2
            2007                      0.80%    0.80%     16.61     19.41     136,644      2,407,170    1.53%       1.53%    1.43%
            2006                      0.80%    0.80%     16.36     19.12     162,523      2,860,971   20.84%      20.84%    1.31%
            2005                      0.80%    0.80%     13.54     15.82     177,130      2,574,172    8.00%       8.00%    1.09%
            2004                      0.80%    0.80%     12.54     14.65     162,993      2,192,665   15.10%      15.10%    1.21%
            2003                      0.80%    0.80%     10.89     12.73     134,234      1,548,712   31.08%      31.08%    1.54%
JANUS ASPEN SERIES BALANCED
            2007                      0.80%    0.80%     13.33     15.21     735,072     10,372,705    9.66%       9.66%    2.58%
            2006                      0.80%    0.80%     12.15     13.87     701,540      9,023,867    9.84%       9.84%    2.05%
            2005                      0.80%    0.80%     11.06     12.63     838,282      9,924,495    7.09%       7.09%    2.28%
            2004                      0.80%    0.80%     10.33     11.79     893,008      9,853,090    7.66%       7.66%    2.29%
            2003                      0.80%    0.80%      9.60     10.95     936,732      9,583,596   13.14%      13.14%    2.22%
JANUS ASPEN SERIES BALANCED SERVICE
           SHARES
            2007                      0.60%    0.80%     13.93     15.12     103,951      1,537,619    9.41%       9.63%    2.29%
            2006                      0.60%    0.80%     12.71     13.82     109,430      1,479,716    9.54%       9.75%    1.97%
            2005                      0.60%    0.80%     11.58     12.61     109,778      1,357,219    6.80%       7.02%    2.06%
            2004                      0.60%    0.80%     11.48     11.81     123,290      1,428,495    7.43%       7.43%    2.61%
            2003                      0.80%    0.80%     10.69     10.99      86,130        923,448   12.82%      12.82%    1.86%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY
   SERVICE SHARES
            2007                      0.80%    0.80%      5.09      5.09     316,268      1,609,769   20.73%      20.73%    0.35%
            2006                      0.80%    0.80%      4.22      4.22     313,722      1,322,647    6.97%       6.97%    0.00%
            2005                      0.80%    0.80%      3.94      3.94     331,360      1,305,994   10.66%      10.66%    0.00%
            2004                      0.80%    0.80%      3.56      3.56     347,237      1,236,723   -0.23%      -0.23%    0.00%
            2003                      0.80%    0.80%      3.57      3.57     379,514      1,354,868   45.31%      45.31%    0.00%
JANUS ASPEN SERIES MID CAP GROWTH
   SERVICE SHARES
            2007                      0.60%    0.80%     17.58     22.79     147,453      2,851,926   20.77%      21.01%    0.07%
            2006                      0.60%    0.80%     14.56     18.87     135,633      2,179,459   12.40%      12.63%    0.00%
            2005                      0.60%    0.80%     12.95     16.79     102,234      1,497,023   11.13%      11.36%    0.00%
            2004                      0.60%    0.80%     11.66     15.11      80,708      1,059,851   19.52%      19.52%    0.00%
            2003                      0.80%    0.80%      9.75      9.75      55,461        599,869   33.69%      33.69%    0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH
            2007                      0.80%    0.80%      7.82     12.29     907,735      8,293,704    8.75%       8.75%    0.75%
            2006                      0.80%    0.80%      7.19     11.30     999,605      8,346,514   17.26%      17.26%    1.78%
            2005                      0.80%    0.80%      6.14      9.63   1,058,408      7,525,833    5.02%       5.02%    1.38%
            2004                      0.80%    0.80%      5.84      9.17   1,134,862      7,684,144    3.94%       3.94%    1.00%
            2003                      0.80%    0.80%      5.62      8.83   1,279,866      8,352,151   23.00%      23.00%    1.13%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM     MAXIMUM    INVESTMENT
                  COMMENCEMENT    FEE      FEE     UNIT      UNIT        UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS    RETURN(4)  RETURN(4)    RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH
   SERVICE SHARES
            2007                 0.80%    0.80%    $13.36    $15.24     138,354     $ 1,970,876     8.49%      8.49%      0.56%
            2006                 0.80%    0.80%     12.32     14.05     145,721       1,909,888    17.00%     17.00%      1.62%
            2005                 0.80%    0.80%     10.53     12.01     156,183       1,742,587     4.73%      4.73%      1.21%
            2004                 0.80%    0.80%     10.05     11.47     171,854       1,823,453     3.69%      3.69%      1.04%
            2003                 0.80%    0.80%      9.69     11.06     108,848       1,070,925    22.69%     22.70%      0.89%
LINCOLN VIPT BARON GROWTH
   OPPORTUNITIES
            2007  6/7/07         0.50%    0.80%      9.63     13.59       3,175          39,262    -3.15%      1.72%      0.00%
LINCOLN VIPT BARON GROWTH
   OPPORTUNITIES SERVICE CLASS
            2007                 0.50%    0.80%     10.95     20.05     357,263       6,125,575     2.60%      2.91%      0.00%
            2006                 0.50%    0.80%     16.76     19.54     335,574       5,909,773    14.60%     14.60%      0.00%
            2005                 0.80%    0.80%     14.62     17.05     329,043       5,076,670     2.54%      2.54%      0.00%
            2004                 0.80%    0.80%     14.26     16.63     334,568       5,032,439    24.64%     24.64%      0.00%
            2003                 0.80%    0.80%     11.44     13.34     265,958       3,210,832    28.98%     28.98%      0.00%
LINCOLN VIPT CAPITAL GROWTH
            2007  8/15/07        0.50%    0.80%     10.77     10.79       2,172          23,440    -1.42%     13.93%      0.05%
LINCOLN VIPT COHEN & STEERS GLOBAL
   REAL ESTATE
            2007  6/29/07        0.50%    0.80%      8.28      8.29      52,100         431,723   -12.55%      0.53%      0.76%
LINCOLN VIPT CORE
            2006  11/8/06        0.60%    0.60%     11.90     11.90         299           3,563     1.78%      1.78%      0.44%
LINCOLN VIPT DELAWARE BOND
            2007                 0.50%    0.80%     11.03     15.86   2,378,393      34,379,660     4.60%      4.92%      4.96%
            2006                 0.50%    0.80%     11.02     15.16   2,265,550      31,881,345     3.88%      4.09%      4.61%
            2005                 0.60%    0.80%     10.58     14.59   2,059,682      28,198,986     1.82%      2.03%      4.28%
            2004                 0.60%    0.80%     11.69     14.33   1,838,866      25,359,106     4.46%      4.46%      4.22%
            2003                 0.80%    0.80%     11.19     13.72   1,531,842      20,605,865     6.43%      6.43%      4.38%
LINCOLN VIPT DELAWARE GROWTH AND
   INCOME
            2007                 0.50%    0.80%     12.69     12.69      18,974         232,853     5.48%      5.48%      1.28%
            2006                 0.60%    0.60%     12.03     12.03       7,375          88,739    11.69%     11.69%      1.34%
            2005  8/5/05         0.60%    0.60%     10.77     10.77       3,828          41,244     2.00%      2.00%      1.63%
LINCOLN VIPT DELAWARE SOCIAL
   AWARENESS
            2007                 0.50%    0.80%     11.03     17.33      85,652       1,112,627     2.15%      2.45%      0.89%
            2006                 0.50%    0.80%     11.24     16.97      80,143       1,024,868    11.41%     11.64%      0.95%
            2005                 0.60%    0.80%     10.08     15.23      66,544         759,070    11.14%     11.36%      0.95%
            2004                 0.60%    0.80%      9.07     13.71      44,741         457,183    11.80%     11.80%      1.05%
            2003                 0.80%    0.80%      8.12      9.25      32,831         295,950    30.81%     30.81%      0.94%
LINCOLN VIPT DELAWARE SPECIAL
   OPPORTUNITIES
            2007  7/17/07        0.60%    0.80%      9.20      9.21       4,007          36,891    -8.90%      1.12%      1.15%
LINCOLN VIPT FI EQUITY-INCOME
            2007                 0.50%    0.80%     12.44     14.30     286,146       4,010,177     3.52%      3.73%      1.20%
            2006                 0.60%    0.80%     11.99     13.81     291,893       3,987,045    10.38%     10.60%      1.33%
            2005                 0.60%    0.80%     12.29     12.51     260,840       3,242,048     3.66%      3.66%      1.16%
            2004                 0.80%    0.80%     11.86     12.07     265,794       3,198,589     8.89%      8.89%      1.12%
            2003                 0.80%    0.80%     10.89     11.08     260,986       2,884,142    31.29%     31.29%      1.01%
LINCOLN VIPT GROWTH
            2006                 0.60%    0.60%     12.00     12.00       1,001          12,012     5.54%      5.54%      0.00%
            2005  12/14/05       0.60%    0.60%     11.37     11.37         343           3,897    -0.91%     -0.91%      0.00%
LINCOLN VIPT GROWTH OPPORTUNITIES
            2006  1/13/06        0.60%    0.80%     13.39     13.43       3,491          46,780    -4.69%      4.47%      0.00%
LINCOLN VIPT JANUS CAPITAL
   APPRECIATION
            2007                 0.50%    0.80%      7.82     16.73     352,912       3,472,128    19.46%     19.70%      0.30%
            2006                 0.60%    0.80%      6.54     14.01     284,319       2,110,104     8.80%      9.02%      0.19%
            2005                 0.60%    0.80%      6.02     12.87     302,642       2,062,920     3.37%      3.59%      0.24%
            2004                 0.60%    0.80%      5.82     12.45     352,989       2,304,631     4.44%      4.44%      0.00%
            2003                 0.80%    0.80%      5.57      7.55     414,841       2,596,420    31.40%     31.40%      0.00%
LINCOLN VIPT MARSICO INTERNATIONAL
   GROWTH
            2007  8/9/07         0.50%    0.80%     11.22     11.24      30,361         340,899    -4.43%     17.14%      1.01%

                                     MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT         FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR  DATE(1)            RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT MFS VALUE
            2007  9/18/07             0.50%    0.60%    $ 9.78    $ 9.79        6,071      $59,415    -1.54%     -1.31%      0.79%
LINCOLN VIPT MID-CAP GROWTH
            2007  6/22/07             0.50%    0.60%     11.03     11.04       15,069      166,288     7.45%      8.11%      0.00%
LINCOLN VIPT MID-CAP VALUE
            2007  7/18/07             0.50%    0.60%      8.70      8.71       17,967      156,424   -14.88%     -9.26%      0.57%
LINCOLN VIPT MONDRIAN INTERNATIONAL
   VALUE
            2007                      0.50%    0.80%     13.16     24.98      600,038   12,644,350    10.60%     10.93%      2.15%
            2006                      0.50%    0.80%     16.98     22.59      504,039   10,265,957    28.97%     29.23%      3.13%
            2005                      0.60%    0.80%     13.14     17.52      433,211    6,938,947    11.65%     11.87%      2.54%
            2004                      0.60%    0.80%     13.91     15.69      199,570    3,007,478    19.97%     19.97%      1.57%
            2003                      0.80%    0.80%     11.60     13.08       76,122      938,840    40.49%     40.49%      3.18%
LINCOLN VIPT MONEY MARKET
            2007                      0.50%    0.80%     10.78     12.79    2,482,044   28,966,948     4.13%      4.44%      4.85%
            2006                      0.50%    0.80%     10.60     12.28    2,548,456   28,705,660     3.85%      4.05%      4.60%
            2005                      0.60%    0.80%     10.21     11.83    1,878,251   20,558,120     1.97%      2.17%      2.77%
            2004                      0.60%    0.80%     10.01     11.60    1,784,167   19,120,592     0.08%      0.08%      0.85%
            2003                      0.80%    0.80%     10.00     11.59    2,217,013   23,923,922    -0.12%     -0.12%      0.69%
LINCOLN VIPT S&P 500 INDEX
            2007  4/27/07             0.50%    0.80%     10.91     11.91       63,494      728,387    -3.50%      1.37%      2.28%
LINCOLN VIPT SMALL-CAP INDEX
            2007  6/25/07             0.50%    0.80%      9.21      9.22       12,664      116,683    -7.32%      0.45%      0.93%
LINCOLN VIPT T. ROWE PRICE GROWTH
   STOCK
            2007  8/20/07             0.60%    0.80%      9.99     10.00        2,565       25,646     4.82%      5.23%      0.35%
LINCOLN VIPT T. ROWE PRICE
   STRUCTURED MID-CAP GROWTH
            2007                      0.50%    0.80%     14.94     18.00       89,421    1,343,702    12.68%     12.91%      0.00%
            2006                      0.60%    0.80%     13.25     15.97       14,619      201,073     8.40%      8.62%      0.00%
            2005                      0.60%    0.80%     12.23     14.73       12,051      152,900     8.94%      8.94%      0.00%
            2004                      0.80%    0.80%     11.22     13.52        4,493       52,881    12.76%     12.76%      0.00%
            2003                      0.80%    0.80%      9.95      9.95        2,096       21,499    31.57%     31.57%      0.00%
LINCOLN VIPT TEMPLETON GROWTH
            2007  7/18/07             0.50%    0.60%      9.87      9.87        2,507       24,742    -3.45%     -0.17%      2.93%
LINCOLN VIPT UBS GLOBAL ASSET
   ALLOCATION
            2007                      0.50%    0.80%     11.61     16.31      170,907    2,346,237     5.53%      5.84%      1.94%
            2006                      0.50%    0.80%     12.54     15.45      111,902    1,453,410    13.60%     13.82%      1.36%
            2005                      0.60%    0.80%     11.04     13.60      103,469    1,184,665     5.95%      6.16%      1.40%
            2004                      0.60%    0.80%     10.42     12.84       71,983      783,481    12.64%     12.64%      1.68%
            2003                      0.80%    0.80%      9.25      9.68       52,462      498,451    19.44%     19.44%      3.02%
LINCOLN VIPT WILSHIRE 2020 PROFILE
            2007  8/29/07             0.50%    0.60%     10.36     10.37        3,514       36,414     0.92%      5.08%      0.41%
LINCOLN VIPT WILSHIRE 2030 PROFILE
            2007  11/6/07             0.50%    0.50%     10.48     10.48       19,064      199,726    -1.98%     -1.98%      0.40%
LINCOLN VIPT WILSHIRE 2040 PROFILE
            2007  12/28/07            0.50%    0.50%     10.30     10.30        2,220       22,864    -0.43%     -0.43%      0.00%
LINCOLN VIPT WILSHIRE AGGRESSIVE
   PROFILE
            2007                      0.50%    0.80%     14.48     14.48       81,918    1,118,812    10.35%     10.35%      1.29%
            2006  3/21/06             0.60%    0.60%     13.13     13.13       11,103      145,729     9.55%      9.55%      0.86%
LINCOLN VIPT WILSHIRE CONSERVATIVE
   PROFILE
            2007                      0.50%    0.80%     12.22     12.29       50,442      615,005     6.92%      7.13%      1.98%
            2006                      0.60%    0.80%     11.43     11.47       42,748      489,207     8.47%      8.69%      1.73%
            2005  9/16/05             0.60%    0.80%     10.54     10.55       38,918      410,247     0.56%      1.68%      0.00%
LINCOLN VIPT WILSHIRE MODERATE
   PROFILE
            2007                      0.50%    0.80%     13.03     13.10      315,304    3,900,961     8.40%      8.61%      2.49%
            2006                      0.60%    0.80%     12.02     12.06       69,278      834,879    11.14%     11.37%      1.17%
            2005  11/2/05             0.60%    0.80%     10.81     10.83       26,980      291,980     2.22%      2.36%      0.00%

                                     MINIMUM  MAXIMUM   MINIMUM  MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT         FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR  DATE(1)            RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT WILSHIRE MODERATELY
   AGGRESSIVE PROFILE
            2007                      0.50%    0.80%    $11.78    $13.68      214,601   $2,825,311     8.94%      9.26%      2.25%
            2006                      0.50%    0.80%     12.49     12.53       76,877      916,473    13.23%     13.46%      1.75%
            2005  8/15/05             0.60%    0.80%     11.03     11.04       20,618      227,416    -0.42%      2.82%      0.00%
M FUND BRANDES INTERNATIONAL EQUITY
            2007                      0.50%    0.80%     12.28     26.14      108,775    2,225,907     7.15%      7.47%      2.16%
            2006                      0.50%    0.80%     16.35     24.40      101,474    1,977,353    25.77%     26.02%      1.54%
            2005                      0.60%    0.80%     19.40     19.40       77,722    1,329,658     9.67%      9.67%      1.89%
            2004                      0.80%    0.80%     17.69     17.69       49,248      871,224    23.01%     23.01%      1.34%
            2003  9/30/03             0.80%    0.80%     14.38     14.38       24,119      346,867    18.68%     18.68%      0.91%
M FUND BUSINESS OPPORTUNITY VALUE
            2007                      0.50%    0.60%     11.39     14.77       17,031      228,147     4.81%      4.91%      1.12%
            2006                      0.50%    0.60%     14.10     14.10        7,237       95,937    13.21%     13.21%      0.94%
            2005  3/17/05             0.60%    0.60%     12.45     12.45        2,365       29,451     8.36%      8.36%      1.46%
M FUND FRONTIER CAPITAL
   APPRECIATION
            2007                      0.50%    0.80%     16.95     22.31       67,996    1,227,363    11.03%     11.25%      0.00%
            2006                      0.60%    0.80%     15.24     20.10       69,362    1,183,343    15.42%     15.65%      0.00%
            2005                      0.60%    0.80%     17.41     17.41       46,176      727,446    14.21%     14.21%      0.00%
            2004                      0.80%    0.80%     15.25     15.25       29,268      446,222     8.46%      8.46%      0.00%
            2003  9/30/03             0.80%    0.80%     14.06     14.06       12,300      172,902    17.85%     17.85%      0.00%
M FUND TURNER CORE GROWTH
            2007                      0.50%    0.80%     16.92     20.34       62,768    1,138,627    21.45%     21.70%      0.46%
            2006                      0.60%    0.80%     13.91     16.74       39,480      606,055     7.65%      7.87%      0.71%
            2005                      0.60%    0.80%     15.55     15.55       29,935      439,415    13.01%     13.01%      0.57%
            2004                      0.80%    0.80%     13.76     13.76       21,753      299,396    10.30%     10.30%      0.27%
            2003  9/30/03             0.80%    0.80%     12.48     12.48       20,717      258,490    10.55%     10.55%      0.19%
MFS VIT CORE EQUITY
            2007                      0.60%    0.80%     13.24     16.27       54,254      779,912    10.26%     10.48%      0.34%
            2006                      0.60%    0.80%     12.00     14.75       51,384      679,681    12.89%     13.12%      0.45%
            2005                      0.60%    0.80%     10.63     13.07       53,280      623,258     0.88%      0.88%      0.73%
            2004                      0.80%    0.80%     10.54     12.96       48,473      564,292    11.57%     11.57%      0.36%
            2003                      0.80%    0.80%      9.45     11.61       41,266      437,888    26.37%     26.37%      0.25%
MFS VIT EMERGING GROWTH
            2007                      0.60%    0.80%      7.03     18.39      893,622    8,464,685    20.21%     20.45%      0.00%
            2006                      0.60%    0.80%      5.85     15.30      858,918    6,856,597     7.03%      7.25%      0.00%
            2005                      0.60%    0.80%      5.46     14.29      891,556    6,584,972     8.32%      8.32%      0.00%
            2004                      0.80%    0.80%      5.04     13.19      947,018    6,363,126    12.06%     12.06%      0.00%
            2003                      0.80%    0.80%      4.50      8.96      986,734    5,889,455    29.19%     29.19%      0.00%
MFS VIT TOTAL RETURN
            2007                      0.50%    0.80%     11.27     17.06    1,223,783   19,003,484     3.38%      3.70%      2.67%
            2006                      0.50%    0.80%     12.44     16.50    1,446,474   21,858,456    11.00%     11.22%      2.30%
            2005                      0.60%    0.80%     11.19     14.87    1,454,431   19,926,317     2.00%      2.20%      1.99%
            2004                      0.60%    0.80%     12.60     14.58    1,276,946   17,374,998    10.43%     10.43%      1.59%
            2003                      0.80%    0.80%     11.41     13.20    1,149,953   14,218,313    15.40%     15.40%      1.70%
MFS VIT UTILITIES
            2007                      0.50%    0.80%     16.05     34.13      746,076   16,697,622    26.88%     27.26%      0.92%
            2006                      0.50%    0.80%     15.31     26.90      693,323   12,254,524    30.22%     30.48%      1.97%
            2005                      0.60%    0.80%     11.76     20.66      687,111    9,335,704    15.91%     16.14%      0.57%
            2004                      0.60%    0.80%     10.14     17.82      685,592    8,093,924    29.16%     29.16%      1.41%
            2003                      0.80%    0.80%      7.85     13.80      712,343    6,431,608    34.81%     34.81%      2.20%
NB AMT MID-CAP GROWTH
            2007                      0.50%    0.80%     10.20     21.07    1,045,772   12,834,285    21.55%     21.92%      0.00%
            2006                      0.50%    0.80%      8.39     17.33    1,129,070   11,356,402    13.78%     14.01%      0.00%
            2005                      0.60%    0.80%      7.38     15.23    1,067,271    9,277,381    12.84%     13.06%      0.00%
            2004                      0.60%    0.80%      6.54     13.50      978,158    7,451,222    15.38%     15.38%      0.00%
            2003                      0.80%    0.80%      5.67     11.70      916,798    5,817,403    27.05%     27.05%      0.00%

                                     MINIMUM  MAXIMUM   MINIMUM  MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT         FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR  DATE(1)            RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
NB AMT PARTNERS
            2007                      0.80%    0.80%    $15.42    $16.50     188,830    $3,064,266     8.46%      8.46%      0.63%
            2006                      0.80%    0.80%     14.21     15.21     204,185     3,034,110    11.35%     11.35%      0.78%
            2005                      0.80%    0.80%     12.76     13.66     183,795     2,452,790    17.11%     17.11%      1.02%
            2004                      0.80%    0.80%     10.90     11.66     139,909     1,593,534    18.03%     18.03%      0.01%
            2003                      0.80%    0.80%      9.24      9.88     122,119     1,173,431    34.01%     34.01%      0.00%
NB AMT REGENCY
            2007                      0.50%    0.80%     10.77     19.15     268,776     4,613,432     2.48%      2.79%      0.45%
            2006                      0.50%    0.80%     14.27     18.68     249,584     4,235,977    10.28%     10.50%      0.43%
            2005                      0.60%    0.80%     12.92     16.94     272,526     4,339,310    11.11%     11.33%      0.09%
            2004                      0.60%    0.80%     13.93     15.25     200,318     3,024,819    21.39%     21.39%      0.03%
            2003                      0.80%    0.80%     11.47     12.56     127,451     1,585,851    34.76%     34.76%      0.00%
PIMCO VIT OPCAP GLOBAL EQUITY
            2007                      0.80%    0.80%     17.71     17.71      27,248       482,481     6.55%      6.55%      0.81%
            2006                      0.80%    0.80%     16.62     16.62      34,296       569,959    20.10%     20.10%      0.84%
            2005                      0.80%    0.80%     13.84     13.84      35,530       491,653     6.18%      6.18%      0.32%
            2004                      0.80%    0.80%     13.03     13.03      35,715       465,456    11.64%     11.64%      0.52%
            2003                      0.80%    0.80%     11.67     11.67      34,458       402,280    30.50%     30.50%      0.64%
PIMCO VIT OPCAP MANAGED
            2007                      0.80%    0.80%     13.29     13.29      44,938       597,247     2.23%      2.23%      2.17%
            2006                      0.80%    0.80%     13.00     13.00      45,989       597,863     8.78%      8.78%      1.91%
            2005                      0.80%    0.80%     11.95     11.95      57,054       681,858     4.44%      4.44%      1.23%
            2004                      0.80%    0.80%     11.44     11.44      80,870       925,388     9.88%      9.88%      1.31%
            2003                      0.80%    0.80%     10.41     10.41      82,247       856,502    20.78%     20.78%      1.96%
PUTNAM VT GROWTH & INCOME CLASS IB
            2007                      0.80%    0.80%     12.76     14.55      50,856       657,604    -6.79%     -6.79%      1.62%
            2006                      0.80%    0.80%     13.69     15.61      84,717     1,167,909    14.99%     14.99%      1.50%
            2005                      0.80%    0.80%     11.91     13.58      74,441       891,344     4.39%      4.39%      1.55%
            2004                      0.80%    0.80%     11.40     13.01      70,298       805,438    10.22%     10.23%      1.59%
            2003                      0.80%    0.80%     10.35     10.37      63,756       663,020    26.37%     26.37%      1.65%
PUTNAM VT HEALTH SCIENCES CLASS IB
            2007                      0.80%    0.80%     11.23     13.44      76,817       892,386    -1.39%     -1.35%      0.78%
            2006                      0.80%    0.80%     11.38     13.62      77,231       907,766     1.97%      1.97%      0.30%
            2005                      0.80%    0.80%     11.16     13.36      61,283       709,225    12.29%     12.30%      0.05%
            2004                      0.80%    0.80%      9.94     11.90      39,688       427,437     6.27%      6.27%      0.17%
            2003                      0.80%    0.80%      9.35     10.04      29,240       303,737    17.44%     17.45%      0.21%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                         AGGREGATE   AGGREGATE
                                                          COST OF     PROCEEDS
                                                         PURCHASES   FROM SALES
--------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $ 1,339,079  $2,191,922
AIM V.I. Core Equity                                     1,659,003   2,300,608
AIM V.I. Diversified Income                                143,394     226,380
AIM V.I. International Growth                            2,956,471   1,679,137
ABVPSF Global Technology Class A                           559,883     107,440
ABVPSF Growth and Income Class A                         3,475,984   2,075,987
ABVPSF International Value Class A                       3,348,217   1,251,904
ABVPSF Large Cap Growth Class A                            488,926     130,949
ABVPSF Small/Mid Cap Value Class A                       3,808,348   1,501,230
American Century VP Inflation Protection                 1,428,616   1,030,942
American Funds Global Growth Class 2                     3,307,479     846,256
American Funds Global Small Capitalization Class 2       4,630,593   2,612,334
American Funds Growth Class 2                           10,934,751   6,420,070
American Funds Growth-Income Class 2                     7,422,425   4,275,919
American Funds International Class 2                     6,636,018   2,352,623
Delaware VIPT Capital Reserves                              71,057       9,839
Delaware VIPT Diversified Income                         3,534,095     906,667
Delaware VIPT Emerging Markets                           6,319,493   3,482,184
Delaware VIPT High Yield                                 4,920,637   3,858,604
Delaware VIPT REIT                                       5,160,649   2,802,525
Delaware VIPT Small Cap Value                            5,721,639   4,101,590
Delaware VIPT Trend                                      2,226,732   2,373,609
Delaware VIPT U.S. Growth                                  187,535     149,264
Delaware VIPT Value                                      6,585,591   1,939,329
DWS VIP Equity 500 Index                                 8,659,644   6,720,045
DWS VIP Small Cap Index                                  1,891,796   1,468,806
Fidelity VIP Asset Manager                                 145,864     140,823
Fidelity VIP Contrafund Service Class                   14,030,270   5,851,117
Fidelity VIP Equity-Income                                 575,788     801,822
Fidelity VIP Equity-Income Service Class                 1,434,942     338,657
Fidelity VIP Growth Service Class                        1,264,191   2,201,495
Fidelity VIP Growth Opportunities Service Class            222,296     222,868
Fidelity VIP High Income Service Class                     631,487   1,109,963
Fidelity VIP Investment Grade Bond                         416,701     855,823
Fidelity VIP Mid Cap Service Class                       2,087,350     853,317
Fidelity VIP Overseas Service Class                      1,739,073     669,829
FTVIPT Franklin Income Securities                        1,337,435     721,129
FTVIPT Franklin Small-Mid Cap Growth Securities          1,447,663     842,780
FTVIPT Mutual Shares Securities                          1,464,382     184,438
FTVIPT Templeton Foreign Securities                      1,459,306     409,076
FTVIPT Templeton Foreign Securities Class 2              1,083,436     546,578
FTVIPT Templeton Global Asset Allocation                 2,028,944     227,029
FTVIPT Templeton Global Income Securities                  628,259      90,888
FTVIPT Templeton Growth Securities                       2,560,180   2,462,435
FTVIPT Templeton Growth Securities Class 2                 499,466     816,796
Janus Aspen Series Balanced                              1,381,734     731,696
Janus Aspen Series Balanced Service Shares                 162,453     220,090
Janus Aspen Series Global Technology Service Shares        132,546     124,238
Janus Aspen Series Mid Cap Growth Service Shares           555,358     347,481
Janus Aspen Series Worldwide Growth                        572,088   1,364,356
Janus Aspen Series Worldwide Growth Service Shares         228,826     362,017
Lincoln VIPT Baron Growth Opportunities                     44,728       4,900
Lincoln VIPT Baron Growth Opportunities Service Class    2,167,824   1,440,092
Lincoln VIPT Capital Growth                                 22,870          66
Lincoln VIPT Cohen & Steers Global Real Estate             516,179      54,179
Lincoln VIPT Core                                               --       3,607
Lincoln VIPT Delaware Bond                               7,703,081   5,342,341
Lincoln VIPT Delaware Growth and Income                    165,076      27,607

                                                       AGGREGATE    AGGREGATE
                                                        COST OF      PROCEEDS
                                                       PURCHASES    FROM SALES
------------------------------------------------------------------------------
Lincoln VIPT Delaware Social Awareness                $   248,141  $   186,427
Lincoln VIPT Delaware Special Opportunities                41,684          342
Lincoln VIPT FI Equity-Income                           1,322,902    1,037,715
Lincoln VIPT Growth                                       391,025      415,744
Lincoln VIPT Growth Opportunities                           6,098       54,983
Lincoln VIPT Janus Capital Appreciation                 1,270,546      432,101
Lincoln VIPT Marsico International Growth                 367,949       39,916
Lincoln VIPT MFS Value                                     59,717          428
Lincoln VIPT Mid-Cap Growth                               176,282       10,966
Lincoln VIPT Mid-Cap Value                                169,002        5,623
Lincoln VIPT Mondrian International Value               4,571,394    2,833,606
Lincoln VIPT Money Market                              41,424,351   40,945,836
Lincoln VIPT S&P 500 Index                                750,111        4,411
Lincoln VIPT Small-Cap Index                              117,523        1,139
Lincoln VIPT T. Rowe Price Growth Stock                    26,034          321
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth    1,168,793       82,032
Lincoln VIPT Templeton Growth                              24,405          799
Lincoln VIPT UBS Global Asset Allocation                1,202,777      287,013
Lincoln VIPT Wilshire 2020 Profile                         35,664          988
Lincoln VIPT Wilshire 2030 Profile                        202,319        1,243
Lincoln VIPT Wilshire Aggressive Profile                  985,892       41,076
Lincoln VIPT Wilshire Conservative Profile                124,048       25,908
Lincoln VIPT Wilshire Moderate Profile                  3,140,387      112,331
Lincoln VIPT Wilshire Moderately Aggressive Profile     2,223,729      387,415
M Fund Brandes International Equity                     1,315,827      876,325
M Fund Business Opportunity Value                         172,637       22,666
M Fund Frontier Capital Appreciation                      543,658      521,708
M Fund Turner Core Growth                                 632,294      193,293
MFS VIT Core Equity                                       124,802      100,430
MFS VIT Emerging Growth                                 1,435,242    1,243,563
MFS VIT Total Return                                    3,192,325    5,746,465
MFS VIT Utilities                                       4,247,216    2,181,261
NB AMT Mid-Cap Growth                                   1,637,636    2,622,555
NB AMT Partners                                           756,525      716,042
NB AMT Regency                                            880,928      506,675
PIMCO VIT OPCAP Global Equity                             160,385      151,438
PIMCO VIT OPCAP Managed                                    79,789       40,361
Putnam VT Growth & Income Class IB                        327,815      598,632
Putnam VT Health Sciences Class IB                        185,076      187,044

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                               NET
                                                     SHARES   ASSET  FAIR VALUE
                                                     OWNED    VALUE   OF SHARES   COST OF SHARES
------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                       521,148  $29.37  $15,306,129    $13,730,339
AIM V.I. Core Equity                                543,801   29.11   15,830,045     13,826,225
AIM V.I. Diversified Income                         104,853    7.80      817,851        930,044
AIM V.I. International Growth                       242,803   33.63    8,165,456      5,652,602
ABVPSF Global Technology Class A                     75,264   20.71    1,558,715      1,190,706
ABVPSF Growth and Income Class A                    342,313   26.82    9,180,832      8,153,917
ABVPSF International Value Class A                  110,156   25.14    2,769,329      2,822,109
ABVPSF Large Cap Growth Class A                      58,100   30.61    1,778,453      1,487,171
ABVPSF Small/Mid Cap Value Class A                  469,233   17.11    8,028,572      7,831,837
American Century VP Inflation Protection            365,145   10.55    3,852,284      3,756,562
American Funds Global Growth Class 2                276,398   25.00    6,909,938      5,989,675
American Funds Global Small Capitalization Class 2  513,161   26.95   13,829,683     10,146,933
American Funds Growth Class 2                       856,099   66.72   57,118,953     44,438,124
American Funds Growth-Income Class 2                947,328   42.26   40,034,084     32,958,034

                                                                   NET
                                                         SHARES   ASSET    FAIR VALUE
                                                         OWNED    VALUE    OF SHARES   COST OF SHARES
-----------------------------------------------------------------------------------------------------
American Funds International Class 2                     962,751  $24.72  $23,799,213    $17,508,759
Delaware VIPT Capital Reserves                            38,115    9.67      368,568        368,235
Delaware VIPT Diversified Income                         668,607   10.22    6,833,165      6,437,880
Delaware VIPT Emerging Markets                           589,752   27.84   16,418,708     10,865,962
Delaware VIPT High Yield                               1,558,283    5.95    9,271,784      8,941,868
Delaware VIPT REIT                                       609,737   15.83    9,652,143     10,322,350
Delaware VIPT Small Cap Value                            802,686   28.65   22,996,952     20,924,672
Delaware VIPT Trend                                      341,804   38.50   13,159,459      9,871,896
Delaware VIPT U.S. Growth                                 71,061    8.96      636,710        536,607
Delaware VIPT Value                                      604,586   21.44   12,962,316     12,391,291
DWS VIP Equity 500 Index                               3,131,842   15.53   48,637,511     38,571,495
DWS VIP Small Cap Index                                  447,790   14.71    6,586,988      5,946,413
Fidelity VIP Asset Manager                                53,418   16.57      885,137        801,555
Fidelity VIP Contrafund Service Class                  1,173,480   27.80   32,622,738     31,897,906
Fidelity VIP Equity-Income                               166,163   23.91    3,972,968      3,926,155
Fidelity VIP Equity-Income Service Class                 138,097   23.82    3,289,470      3,388,256
Fidelity VIP Growth Service Class                        171,450   44.99    7,713,554      5,766,892
Fidelity VIP Growth Opportunities Service Class           76,479   22.32    1,707,018      1,245,574
Fidelity VIP High Income Service Class                   335,591    5.95    1,996,765      2,158,097
Fidelity VIP Investment Grade Bond                       185,881   12.76    2,371,847      2,370,183
Fidelity VIP Mid Cap Service Class                        78,638   35.98    2,829,404      2,668,199
Fidelity VIP Overseas Service Class                      204,715   25.22    5,162,901      4,057,751
FTVIPT Franklin Income Securities                         73,219   17.63    1,290,855      1,294,108
FTVIPT Franklin Small-Mid Cap Growth Securities          170,187   23.39    3,980,667      3,331,482
FTVIPT Mutual Shares Securities                           83,859   20.42    1,712,404      1,758,389
FTVIPT Templeton Foreign Securities                      270,040   20.58    5,557,423      4,451,033
FTVIPT Templeton Foreign Securities Class 2              308,015   20.25    6,237,297      4,404,778
FTVIPT Templeton Global Asset Allocation                 264,703   14.75    3,904,366      4,473,884
FTVIPT Templeton Global Income Securities                 77,697   17.00    1,320,848      1,198,603
FTVIPT Templeton Growth Securities                       382,803   15.68    6,002,358      5,261,532
FTVIPT Templeton Growth Securities Class 2               155,915   15.44    2,407,333      1,939,535
Janus Aspen Series Balanced                              344,705   30.05   10,358,391      8,509,332
Janus Aspen Series Balanced Service Shares                49,475   31.08    1,537,696      1,245,934
Janus Aspen Series Global Technology Service Shares      310,758    5.18    1,609,724      1,538,259
Janus Aspen Series Mid Cap Growth Service Shares          73,225   38.95    2,852,111      1,959,553
Janus Aspen Series Worldwide Growth                      234,150   35.33    8,272,524      7,233,706
Janus Aspen Series Worldwide Growth Service Shares        56,103   35.03    1,965,276      1,448,859
Lincoln VIPT Baron Growth Opportunities                    1,302   29.99       39,048         39,831
Lincoln VIPT Baron Growth Opportunities Service Class    204,492   29.94    6,123,307      5,256,326
Lincoln VIPT Capital Growth                                  852   27.51       23,441         22,808
Lincoln VIPT Cohen & Steers Global Real Estate            52,157    8.05      419,916        460,074
Lincoln VIPT Delaware Bond                             2,709,189   12.68   34,347,096     34,747,052
Lincoln VIPT Delaware Growth and Income                    6,262   36.86      230,784        220,891
Lincoln VIPT Delaware Social Awareness                    30,296   36.65    1,110,468        961,118
Lincoln VIPT Delaware Special Opportunities                  877   42.05       36,893         41,304
Lincoln VIPT FI Equity-Income                            235,772   16.97    4,001,050      3,977,645
Lincoln VIPT Janus Capital Appreciation                  143,475   24.17    3,467,781      2,940,294
Lincoln VIPT Marsico International Growth                 18,465   18.07      333,691        330,584
Lincoln VIPT MFS Value                                     2,249   26.42       59,418         59,287
Lincoln VIPT Mid-Cap Growth                               11,773   14.13      166,296        165,325
Lincoln VIPT Mid-Cap Value                                10,330   14.66      151,431        163,085
Lincoln VIPT Mondrian International Value                522,507   24.16   12,625,348      9,935,843
Lincoln VIPT Money Market                              2,916,756   10.00   29,167,558     29,167,558
Lincoln VIPT S&P 500 Index                                70,381   10.32      726,194        745,653
Lincoln VIPT Small-Cap Index                               5,994   19.10      114,462        116,401
Lincoln VIPT T. Rowe Price Growth Stock                    1,400   18.32       25,647         25,717
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      99,743   13.44    1,340,044      1,273,606
Lincoln VIPT Templeton Growth                                678   33.23       22,516         23,580
Lincoln VIPT UBS Global Asset Allocation                 150,335   15.59    2,343,573      2,213,663
Lincoln VIPT Wilshire 2020 Profile                         3,470   10.49       36,416         34,701
Lincoln VIPT Wilshire 2030 Profile                        18,735   10.66      199,734        201,045

                                                                NET
                                                      SHARES   ASSET   FAIR VALUE
                                                      OWNED    VALUE   OF SHARES   COST OF SHARES
-------------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire Aggressive Profile              78,347  $14.28  $ 1,118,868    $ 1,076,618
Lincoln VIPT Wilshire Conservative Profile            51,228   12.01      615,040        554,003
Lincoln VIPT Wilshire Moderate Profile               301,806   12.93    3,901,146      3,814,894
Lincoln VIPT Wilshire Moderately Aggressive Profile  211,076   13.39    2,825,462      2,716,183
M Fund Brandes International Equity                  120,652   18.45    2,226,034      2,248,828
M Fund Business Opportunity Value                     18,840   12.11      228,158        243,916
M Fund Frontier Capital Appreciation                  49,604   24.74    1,227,214      1,205,520
M Fund Turner Core Growth                             58,335   19.52    1,138,692        990,458
MFS VIT Core Equity                                   45,399   17.18      779,963        565,837
MFS VIT Emerging Growth                              338,329   25.01    8,461,603      6,932,912
MFS VIT Total Return                                 876,347   21.68   18,999,211     17,200,467
MFS VIT Utilities                                    484,049   34.48   16,690,023     10,735,584
NB AMT Mid-Cap Growth                                449,975   28.50   12,824,292      8,134,054
NB AMT Partners                                      147,514   20.77    3,063,874      2,816,459
NB AMT Regency                                       283,360   16.23    4,598,929      4,048,590
PIMCO VIT OPCAP Global Equity                         32,581   14.81      482,521        485,492
PIMCO VIT OPCAP Managed                               15,422   38.73      597,286        607,747
Putnam VT Growth & Income Class IB                    28,445   23.12      657,647        668,975
Putnam VT Health Sciences Class IB                    66,551   13.41      892,445        845,769

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                     UNITS     UNITS   NET INCREASE
                                                     ISSUED  REDEEMED   (DECREASE)
-----------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                       229,333  (365,577)   (136,244)
AIM V.I. Core Equity                                227,279  (311,385)    (84,106)
AIM V.I. Diversified Income                           8,652   (19,709)    (11,057)
AIM V.I. International Growth                       223,083  (135,927)     87,156
ABVPSF Global Technology Class A                     40,491    (6,224)     34,267
ABVPSF Growth and Income Class A                    220,033  (149,271)     70,762
ABVPSF International Value Class A                  212,194   (53,781)    158,413
ABVPSF Large Cap Growth Class A                      39,324   (10,286)     29,038
ABVPSF Small/Mid Cap Value Class A                  200,335   (85,128)    115,207
American Century VP Inflation Protection            120,075   (95,962)     24,113
American Funds Global Growth Class 2                166,751   (35,869)    130,882
American Funds Global Small Capitalization Class 2  178,832  (138,097)     40,735
American Funds Growth Class 2                       662,085  (630,678)     31,407
American Funds Growth-Income Class 2                464,716  (330,084)    134,632
American Funds International Class 2                297,217  (123,221)    173,996
Delaware VIPT Capital Reserves                        5,237      (803)      4,434
Delaware VIPT Diversified Income                    282,930   (71,006)    211,924
Delaware VIPT Emerging Markets                      236,631  (115,724)    120,907
Delaware VIPT High Yield                            308,253  (254,438)     53,815
Delaware VIPT REIT                                  143,166  (127,189)     15,977
Delaware VIPT Small Cap Value                       216,076  (199,197)     16,879
Delaware VIPT Trend                                 170,562  (208,903)    (38,341)
Delaware VIPT U.S. Growth                            15,349   (12,046)      3,303
Delaware VIPT Value                                 402,984  (100,763)    302,221
DWS VIP Equity 500 Index                            620,164  (526,208)     93,956
DWS VIP Small Cap Index                              84,204   (83,571)        633
Fidelity VIP Asset Manager                            5,220    (9,663)     (4,443)
Fidelity VIP Contrafund Service Class               419,554  (385,532)     34,022
Fidelity VIP Equity-Income                           22,758   (61,224)    (38,466)
Fidelity VIP Equity-Income Service Class             61,651   (13,495)     48,156
Fidelity VIP Growth Service Class                   139,611  (283,515)   (143,904)
Fidelity VIP Growth Opportunities Service Class      24,232   (23,496)        736
Fidelity VIP High Income Service Class               42,452   (97,542)    (55,090)
Fidelity VIP Investment Grade Bond                   22,117   (56,371)    (34,254)
Fidelity VIP Mid Cap Service Class                  111,548   (32,956)     78,592

                                                         UNITS       UNITS    NET INCREASE
                                                         ISSUED    REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class                       76,845     (35,013)     41,832
FTVIPT Franklin Income Securities                        103,672     (54,310)     49,362
FTVIPT Franklin Small-Mid Cap Growth Securities           71,285     (40,668)     30,617
FTVIPT Mutual Shares Securities                          116,191     (12,651)    103,540
FTVIPT Templeton Foreign Securities                       72,763     (27,321)     45,442
FTVIPT Templeton Foreign Securities Class 2               58,587     (42,670)     15,917
FTVIPT Templeton Global Asset Allocation                  36,359     (11,118)     25,241
FTVIPT Templeton Global Income Securities                 49,456      (4,996)     44,460
FTVIPT Templeton Growth Securities                       125,243    (114,293)     10,950
FTVIPT Templeton Growth Securities Class 2                17,976     (43,855)    (25,879)
Janus Aspen Series Balanced                               95,797     (62,265)     33,532
Janus Aspen Series Balanced Service Shares                10,295     (15,774)     (5,479)
Janus Aspen Series Global Technology Service Shares       33,474     (30,928)      2,546
Janus Aspen Series Mid Cap Growth Service Shares          32,374     (20,554)     11,820
Janus Aspen Series Worldwide Growth                       84,424    (176,294)    (91,870)
Janus Aspen Series Worldwide Growth Service Shares        18,765     (26,132)     (7,367)
Lincoln VIPT Baron Growth Opportunities                    3,533        (358)      3,175
Lincoln VIPT Baron Growth Opportunities Service Class     99,485     (77,796)     21,689
Lincoln VIPT Capital Growth                                2,177          (5)      2,172
Lincoln VIPT Cohen & Steers Global Real Estate            55,428      (3,328)     52,100
Lincoln VIPT Core                                             --        (299)       (299)
Lincoln VIPT Delaware Bond                               534,641    (421,798)    112,843
Lincoln VIPT Delaware Growth and Income                   12,029        (430)     11,599
Lincoln VIPT Delaware Social Awareness                    18,996     (13,487)      5,509
Lincoln VIPT Delaware Special Opportunities                4,046         (39)      4,007
Lincoln VIPT FI Equity-Income                             70,159     (75,906)     (5,747)
Lincoln VIPT Growth                                       34,606     (35,607)     (1,001)
Lincoln VIPT Growth Opportunities                            448      (3,939)     (3,491)
Lincoln VIPT Janus Capital Appreciation                  113,807     (45,214)     68,593
Lincoln VIPT Marsico International Growth                 30,836        (475)     30,361
Lincoln VIPT MFS Value                                     6,144         (73)      6,071
Lincoln VIPT Mid-Cap Growth                               15,242        (173)     15,069
Lincoln VIPT Mid-Cap Value                                18,189        (222)     17,967
Lincoln VIPT Mondrian International Value                251,349    (155,350)     95,999
Lincoln VIPT Money Market                              3,820,856  (3,887,268)    (66,412)
Lincoln VIPT S&P 500 Index                                64,106        (612)     63,494
Lincoln VIPT Small-Cap Index                              12,806        (142)     12,664
Lincoln VIPT T. Rowe Price Growth Stock                    2,616         (51)      2,565
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      79,693      (4,891)     74,802
Lincoln VIPT Templeton Growth                              2,614        (107)      2,507
Lincoln VIPT UBS Global Asset Allocation                  82,241     (23,236)     59,005
Lincoln VIPT Wilshire 2020 Profile                         3,628        (114)      3,514
Lincoln VIPT Wilshire 2030 Profile                        19,172        (108)     19,064
Lincoln VIPT Wilshire 2040 Profile                         2,220          --      2,220
Lincoln VIPT Wilshire Aggressive Profile                  75,259      (4,444)     70,815
Lincoln VIPT Wilshire Conservative Profile                 9,671      (1,977)      7,694
Lincoln VIPT Wilshire Moderate Profile                   256,449     (10,423)    246,026
Lincoln VIPT Wilshire Moderately Aggressive Profile      170,056     (32,332)    137,724
M Fund Brandes International Equity                       20,333     (13,032)      7,301
M Fund Business Opportunity Value                         10,818      (1,024)      9,794
M Fund Frontier Capital Appreciation                      14,131     (15,497)     (1,366)
M Fund Turner Core Growth                                 27,626      (4,338)     23,288
MFS VIT Core Equity                                        9,279      (6,409)      2,870
MFS VIT Emerging Growth                                  178,953    (144,249)     34,704
MFS VIT Total Return                                     164,869    (387,560)   (222,691)
MFS VIT Utilities                                        169,411    (116,658)     52,753
NB AMT Mid-Cap Growth                                    172,689    (255,987)    (83,298)
NB AMT Partners                                           30,812     (46,167)    (15,355)
NB AMT Regency                                            50,457     (31,265)     19,192
PIMCO VIT OPCAP Global Equity                              1,752      (8,800)     (7,048)
PIMCO VIT OPCAP Managed                                    1,740      (2,791)     (1,051)
Putnam VT Growth & Income Class IB                         9,412     (43,273)    (33,861)
Putnam VT Health Sciences Class IB                        15,477     (15,891)       (414)

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                         UNITS      UNITS   NET INCREASE
                                                         ISSUED   REDEEMED   (DECREASE)
----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          2,152,299  (252,354)  1,899,945
AIM V.I. Core Equity                                   1,928,192  (175,332)  1,752,860
AIM V.I. Diversified Income                               18,385   (16,820)      1,565
AIM V.I. International Growth                            120,787   (87,346)     33,441
ABVPSF Global Technology Class A                          15,309   (11,042)      4,267
ABVPSF Growth and Income Class A                         145,794   (71,630)     74,164
ABVPSF International Value Class A                       113,386   (50,866)     62,520
ABVPSF Large Cap Growth Class A                           36,862   (59,053)    (22,191)
ABVPSF Small/Mid Cap Value Class A                       157,959   (59,594)     98,365
American Century VP Inflation Protection                 113,560   (37,709)     75,851
American Funds Global Growth Class 2                     143,197   (36,444)    106,753
American Funds Global Small Capitalization Class 2       182,416  (103,782)     78,634
American Funds Growth Class 2                            796,819  (479,473)    317,346
American Funds Growth-Income Class 2                     470,345  (262,357)    207,988
American Funds International Class 2                     387,814  (115,516)    272,298
Lincoln VIPT Baron Growth Opportunities Service Class     97,702   (91,171)      6,531
Delaware VIPT Capital Reserves                            29,854      (444)     29,410
Delaware VIPT Diversified Income                         145,654   (24,464)    121,190
Delaware VIPT Emerging Markets                           169,564  (141,798)     27,766
Delaware VIPT High Yield                                 130,380   (69,054)     61,326
Delaware VIPT REIT                                       106,899  (108,234)     (1,335)
Delaware VIPT Small Cap Value                            239,414  (176,552)     62,862
Delaware VIPT Trend                                      179,251  (213,675)    (34,424)
Delaware VIPT U.S. Growth                                 27,951    (5,089)     22,862
Delaware VIPT Value                                      260,469   (70,822)    189,647
DWS VIP Equity 500 Index                                 591,705  (667,582)    (75,877)
DWS VIP Small Cap Index                                  112,091   (89,032)     23,059
Fidelity VIP Asset Manager                                 9,302    (2,803)      6,499
Fidelity VIP Contrafund Service Class                    478,528  (326,847)    151,681
Fidelity VIP Equity-Income                                30,868   (25,433)      5,435
Fidelity VIP Equity-Income Service Class                  72,709   (61,020)     11,689
Fidelity VIP Growth Service Class                        108,368  (128,722)    (20,354)
Fidelity VIP Growth Opportunities Service Class           29,333   (29,742)       (409)
Fidelity VIP High Income Service Class                    24,493   (39,631)    (15,138)
Fidelity VIP Investment Grade Bond                        35,778   (13,843)     21,935
Fidelity VIP Mid Cap Service Class                        92,652   (20,063)     72,589
Fidelity VIP Overseas Service Class                       73,254   (24,280)     48,974
FTVIPT Franklin Income Securities                         96,772   (35,365)     61,407
FTVIPT Franklin Small-Mid Cap Growth Securities           66,039   (24,484)     41,555
FTVIPT Mutual Shares Securities                           47,826    (4,616)     43,210
FTVIPT Templeton Foreign Securities                       49,524   (40,997)      8,527
FTVIPT Templeton Foreign Securities Class 2               41,927   (54,464)    (12,537)
FTVIPT Templeton Global Asset Allocation                  22,605   (15,386)      7,219
FTVIPT Templeton Global Income Securities                 33,235    (2,538)     30,697
FTVIPT Templeton Growth Securities                       117,984   (51,335)     66,649
FTVIPT Templeton Growth Securities Class 2                20,327   (34,934)    (14,607)
Janus Aspen Series Balanced                               98,201  (234,943)   (136,742)
Janus Aspen Series Balanced Service Shares                24,743   (25,091)       (348)
Janus Aspen Series Global Technology Service Shares       23,971   (41,609)    (17,638)
Janus Aspen Series Mid Cap Growth Service Shares          42,352    (8,953)     33,399
Janus Aspen Series Worldwide Growth                      119,838  (178,641)    (58,803)
Janus Aspen Series Worldwide Growth Service Shares         9,973   (20,435)    (10,462)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      15,841   (13,273)      2,568
Lincoln VIPT Wilshire Aggressive Profile                  12,000      (897)     11,103
Lincoln VIPT Delaware Bond                               428,303  (222,435)    205,868
Lincoln VIPT Janus Capital Appreciation                   30,224   (48,547)    (18,323)
Lincoln VIPT Wilshire Conservative Profile                 8,769    (4,939)      3,830
Lincoln VIPT Core                                            316       (17)        299
Lincoln VIPT FI Equity-Income                             61,632   (30,579)     31,053

                                                       UNITS       UNITS    NET INCREASE
                                                       ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
Lincoln VIPT UBS Global Asset Allocation                23,294     (14,861)     8,433
Lincoln VIPT Growth                                        704         (46)       658
Lincoln VIPT Delaware Growth and Income                  3,768        (221)     3,547
Lincoln VIPT Growth Opportunities                        3,634        (143)     3,491
Lincoln VIPT Mondrian International Value              150,389     (79,561)    70,828
Lincoln VIPT Wilshire Moderate Profile                  48,119      (5,821)    42,298
Lincoln VIPT Wilshire Moderately Aggressive Profile     58,369      (2,110)    56,259
Lincoln VIPT Money Market                            2,569,309  (1,899,104)   670,205
Lincoln VIPT Delaware Social Awareness                  24,419     (10,820)    13,599
M Fund Brandes International Equity                     50,112     (26,360)    23,752
M Fund Business Opportunity Value                        5,264        (392)     4,872
M Fund Frontier Capital Appreciation                    36,979     (13,793)    23,186
M Fund Turner Core Growth                               12,544      (2,999)     9,545
MFS VIT Core Equity                                      3,475      (5,371)    (1,896)
MFS VIT Emerging Growth                                137,343    (169,981)   (32,638)
MFS VIT Total Return                                   205,192    (213,149)    (7,957)
MFS VIT Utilities                                      117,468    (111,256)     6,212
NB AMT Mid-Cap Growth                                  207,986    (146,187)    61,799
NB AMT Partners                                         81,409     (61,019)    20,390
NB AMT Regency                                         101,541    (124,483)   (22,942)
PIMCO VIT OPCAP Global Equity                            4,275      (5,509)    (1,234)
PIMCO VIT OPCAP Managed                                  3,680     (14,745)   (11,065)
Putnam VT Growth & Income Class IB                      16,596      (6,320)    10,276
Putnam VT Health Sciences Class IB                      24,997      (9,049)    15,948

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account R at December 31, 2007, the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
-----------------------------
Fort Wayne, Indiana
March 7, 2008

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)


(2) Not applicable.

(3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and an amendment dated August 1, 2001.(7)

(b) Commission Schedule for Variable Life Policies.(3)

(4) (a) Policy Form LN697(12)

     (b) Enhanced Surrender Value Rider - Policy Form LR541(13)

     (c) Estate Tax Repeal Rider - Policy Form LR511.(6)

     (d) No-Lapse Enhancement Rider - Policy Form LR697(12)

     (e) Premium Reserve Rider - Policy Form LR543(13)

     (f) Overloan Protection Rider - LR540.(9)

(5) Application - Form LFF06399(13)

(6) (a) Articles of Incorporation of The National Lincoln Life Insurance Company.(4)

     (b) Bylaws of The National Lincoln Life Insurance Company.(4)

(7) Form of Reinsurance Contracts.(11)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(11)

     (b) American Century Investments Variable Portfolios, Inc.(11)

     (c) American Funds Insurance Series(11)

     (d) Delaware VIP Trust(11)

     (e) Fidelity Variable Insurance Products(11)

     (f) Franklin Templeton Variable Insurance Products Trust(11)

     (g) Lincoln Variable Insurance Products Trust(11)

     (h) MFS Variable Insurance Trust(11)

     (i) Neuberger Berman Advisers Management Trust(11)

(9) Service Agreement(2), and amendments thereto(10), and additional amendment(9), between The Lincoln National Life Insurance Company (and affiliates) and Delaware Management Holdings, Inc., Delaware Service Company, Inc.

(10) Not applicable.

(11) Opinion and Consent of Lawrence A. Samplatsky, Esquire

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Independent Registered Public Accounting Firm

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(11).

_________________________

(1) Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-43107) filed on December 23, 1997.

(2) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N1-A (File No. 2-80741) filed on April 10, 2000.

(3) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-42479) filed on April 28, 1998.

(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 33-27783) filed on December 5, 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6 (File No. 333-82663) filed on April 13, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 4 on Form S-6 (File No. 333-33782) filed on September 14, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 5 on Form S-6 (File No. 333-33782) filed on April 17, 2002.

(8) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84360) filed on April 23, 2003.

(9) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(10) Incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-43373) filed on April 4, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(12) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-145235) filed on August 8, 2007.

(13) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------
Michael J. Burns***           Senior Vice President
Frederick J. Crawford**       Senior Vice President, Chief Financial Officer and Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis R. Glass**             President and Director
Mark E. Konen*****            Senior Vice President and Director
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*                Vice President and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Michael S. Smith*             Senior Vice President and Chief Risk Officer
Rise C. M. Taylor*            Vice President and Treasurer
Westley V. Thompson***        Senior Vice President and Director
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

         ** Principal business address is Center Square West Tower, 1500 Market Street, Suite 3900, Philadelphia, PA 19102-2112

        *** Principal business address is 350 Church Street, Hartford, CT 06103

    **** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

*****Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (11)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Patrick J. Caulfield***     Vice President and Chief Compliance Officer
Frederick J. Crawford*      Director
Daniel P. Hickey***         Vice President
Randall J. Freitag*         Vice President and Treasurer
Dennis R. Glass*            Director
David M. Kittredge*         Senior Vice President
Terrence Mullen*            President, Chief Executive Officer and Director
Linda Woodward**            Secretary
Keith J. Ryan**             Vice President and Chief Financial Officer

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

   ** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

*** Principal business address is 350 Church Street, Hartford, CT 06103

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account R, has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No. 333-145235; 811-08579; CIK: 0001051932) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 1st day of April, 2008. Registrant certifies that this amendment meets all of the requirements pursuant to Rule 485(b) under the Securities Act of 1933.

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
             (REGISTRANT)

                            /s/ Kristen M. Phillips
                     By _________________________________
                        Kristen M. Phillips
                        Vice President and Assistant Treasurer
                        The Lincoln National Life Insurance Company


             THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
             (DEPOSITOR)

                            /s/ Kristen M. Phillips
                     By _________________________________
                        Kristen M. Phillips
                        Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File No.: 333-145235; 811-08579; CIK: 0001051932) has been signed below on
April 1, 2008 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

SIGNATURE                                  TITLE
---------                                  -----
/s/ Dennis R. Glass        *
_____________________________              President and Director
Dennis R. Glass                            (Principal Executive Officer)

/s/ Frederick J. Crawford  *
_____________________________              Senior Vice President, Chief Financial Officer and Director
Frederick J. Crawford                      (Principal Financial Officer)

/s/ Michael J. Burns       *
______________________________             Senior Vice President
Michael J. Burns

/s/ Mark E. Konen          *
______________________________             Senior Vice President and Director
Mark E. Konen

/s/ See Yeng Quek          *
______________________________             Senior Vice President, Chief Investment Officer and Director
See Yeng Quek

/s/ Keith J. Ryan          *
______________________________             Vice President and Director
Keith J. Ryan

/s/ Westley V. Thompson    *
______________________________             Senior Vice President and Director
Westley V. Thompson


     /s/ Kristen M. Phillips
* By ____________________________________
     Kristen M. Phillips
     Attorney-in-Fact pursuant to a Power
     of Attorney filed with this Registration
     Statement

                                     POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Kelly D. Clevenger, Christine S. Frederick, Kristen M. Phillips, Robert L. Grubka, Brian A. Kroll, Lawrence A. Samplatsky and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
------------------------------------------
Lincoln Life Flexible Premium Variable Life Account D: 033-00417
Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745 Lincoln Life Flexible Premium Variable Life Account G: 033-22740
Lincoln Life Flexible Premium Variable Life Account J: 033-06434; 033-76434 Lincoln Life Flexible Premium Variable Life Account K: 033-76432
Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264;
333-144270
VARIABLE ANNUITY SEPARATE ACCOUNTS:
------------------------------------------
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618
Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927
Lincoln National Variable Annuity Account E: 033-26032
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219
Lincoln National Variable Annuity Account L: 333-04999
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190
Lincoln Life Variable Annuity Account Q: 333-43373
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532
Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208 Lincoln Life Variable Annuity Account JL-A: 333-141888
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277
Lincoln Life Variable Annuity Account JF-II: 333-144278

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

SIGNATURE                            TITLE
---------                            ------
/s/ Dennis R. Glass
______________________________       President and Director
Dennis R. Glass                      (Principal Executive Officer)

/s/ Frederick J. Crawford
______________________________       Senior Vice President, Chief Financial Officer and
Frederick J. Crawford                Director (Principal Financial Officer)

/s/ Michael J. Burns
______________________________       Senior Vice President
Michael J. Burns

/s/ Mark E. Konen
______________________________       Senior Vice President and Director
Mark E. Konen

/s/ See Yeng Quek
______________________________       Senior Vice President, Chief Investment Officer and
See Yeng Quek                        Director

/s/ Keith J. Ryan
______________________________       Vice President and Director
Keith J. Ryan

/s/ Westley V. Thompson
______________________________       Senior Vice President and Director
Westley V. Thompson


Version dated: February 11, 2008